Exhibit 10.3

LOAN AGREEMENT

among

FSP 50 South Tenth Street Corp.,
a Delaware corporation
as Borrower

and

Bank of America, N.A.,
a national banking association,
as Administrative Agent

and

The Other Financial Institutions
Party Hereto

Dated as of July 27, 2012

Merrill Lynch, Pierce, Fenner & Smith Incorporated,
as
Sole Lead Arranger and Sole Book Manager

TABLE OF CONTENTS

ARTICLE 1 - THE LOAN		1
1.1	General Information and Exhibits	1
1.2	Purpose	1
1.3	Commitment to Lend	1
1.4	Tax and Insurance Reserve Deposits	2
1.5	Evidence of Debt	2
1.6	Interest Rates	3
1.7	Voluntary Prepayments	5
1.8	Mandatory Prepayments	6
1.9	Late Charge	6
1.10	Additional Taxes	6
1.11	Payment Schedule and Maturity Date	7
1.12	Payments	7
1.13	Administrative Agent Advances	9
1.14	Defaulting Lender	9
1.15	Several Obligations; No Liability, No Release	11
ARTICLE 2 - ADDITIONAL COVENANTS AND AGREEMENTS		11
2.1	Maintenance and Use of the Property.	11
2.2	Taxes and Other Charges	12
2.3	Contracts	13
2.4	Property Management	13
2.5	Swap Contract	14
2.6	Existence; Compliance with Requirements	14
2.7	Inspection	14
2.8	Notice to Lenders	15
2.9	Financial Statements	15
2.10	Fees	15
2.11	Reports and Testing	15
2.12	Leasing Requirements	16
2.13	Appraisals	16
2.14	Payment of Withholding Taxes	16

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2.15	ERISA and Prohibited Transaction Taxes	16
2.16	Financial Covenants	17
2.17	Insurance	19
2.18	Transfers, Encumbrances, Etc	22
2.19	Ownership, Merger, Consolidation, Purchase or Sale of Assets, Etc	22
2.20	Compliance with Law	23
2.21	Governmental Approvals	23
2.22	Special Purpose Entity	23
2.23	Estoppel	24
2.24	Additional Indebtedness	24
2.25	Amendments to Organizational Documents	24
2.26	Transactions with Affiliates	24
2.27	Alterations	25
2.28	Reciprocal Easement Agreements	25
2.29	Limitation on Distributions	25
2.30	Additional Costs.	25
ARTICLE 3 - REPRESENTATIONS AND WARRANTIES		26
3.1	Organization; Authorization; Enforceability	26
3.2	Applicable Laws; Governmental Approvals	26
3.3	No Broker	27
3.4	Tax Lots; Encroachments	27
3.5	Agreements	27
3.6	Financial Condition	28
3.7	Utility Services	28
3.8	Liens	29
3.9	Zoning	29
3.10	Management Agreement	29
3.11	Not a Foreign Person	29
3.12	Flood Zone	29
3.13	Litigation	29
3.14	No Conflicts	29
3.15	Public Access	30
3.16	Leases	30
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3.17	Usury	30
3.18	Condemnation	30
3.19	Physical Condition	30
3.20	Title	30
3.21	Hazardous Materials	31
3.22	Insurance	31
3.23	Reciprocal Easement Agreements	31
3.24	Anti-Terrorism Laws	32
3.25	Patriot Act	32
ARTICLE 4 - DEFAULT AND REMEDIES		32
4.1	Events of Default	32
4.2	Remedies	34
ARTICLE 5 - ADMINISTRATIVE AGENT		36
5.1	Appointment and Authorization of Administrative Agent	36
5.2	Delegation of Duties	37
5.3	Liability of Administrative Agent	37
5.4	Reliance by Administrative Agent	38
5.5	Notice of Default	38
5.6	Credit Decision; Disclosure of Information by Administrative Agent	38
5.7	Indemnification of Administrative Agent	39
5.8	Administrative Agent in Individual Capacity	40
5.9	Successor Administrative Agent	40
5.10	Acquisition and Transfers of Collateral	41
5.11	Application of Payments	42
5.12	Benefit	42
5.13	Co Agents; Lead Managers	42
ARTICLE 6 - GENERAL TERMS AND CONDITIONS		43
6.1	Consents; Borrower’s Indemnity	43
6.2	Miscellaneous	44
6.3	Notices	44
6.4	Payments Set Aside	46
6.5	Successors and Assigns	46
6.6	Confidentiality	51
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6.7	Set-off	51
6.8	Sharing of Payments	52
6.9	Amendments; Survival	52
6.10	Costs and Expenses	54
6.11	Tax Forms	55
6.12	Further Assurances	57
6.13	Inducement to Lenders	57
6.14	Forum	57
6.15	Interpretation	57
6.16	No Partnership, etc	58
6.17	Records	58
6.18	Commercial Purpose	58
6.19	WAIVER OF JURY TRIAL	58
6.20	Service of Process	59
6.21	USA Patriot Act Notice	59
6.22	Entire Agreement	59
6.23	Limitation on Liability	60
6.24	Third Parties; Benefit	60
6.25	Rules of Construction	60
6.26	Waivers	60
6.27	Full Knowledge	61
6.28	Lenders’ Disgorgement of Payments	61
ARTICLE 7 - EXCULPATION		62
7.1	Exculpation	62

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EXHIBITS:

EXHIBIT “A”	-	Legal Description of the Land
EXHIBIT “B”	-	Definitions; Financial Statements
EXHIBIT “C”	-	Conditions Precedent to the Closing Date Advance
EXHIBIT “D”	-	Form of Compliance Certificate
EXHIBIT “E”	-	Rent Roll
EXHIBIT “F”	-	Structure Chart
EXHIBIT “G”	-	List of Approved Affiliated Contracts
EXHIBIT “H”	-	Form of SNDA
EXHIBIT “I”	-	Leasing and Tenant Matters
EXHIBIT “J”	-	[Intentionally Omitted]
EXHIBIT “K”	-	[Intentionally Omitted]
EXHIBIT “L”	-	Form of Assignment and Assumption
EXHIBIT “M”	-	Form of Note
EXHIBIT “N”	-	Schedule of Lenders and Other Parties
EXHIBIT “O”	-	Swap Contracts

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made by and among each lender from time to time a party hereto (individually, a “Lender” and collectively, the “Lenders”), and Bank of America, N.A., a national banking association as Administrative Agent, and FSP 50 South Tenth Street Corp., a Delaware corporation (“Borrower”), who agree as follows:

Article 1 - THE LOAN

1.1     General Information and Exhibits. This Agreement includes the Exhibits listed below, all of which Exhibits are attached hereto and made a part hereof for all purposes. Borrower and Lenders agree that if any Exhibit to be attached to this Agreement contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof or at such other time as may be contemplated by the terms of the Loan Documents.

____	Exhibit “A”	-	Legal Description of the Land
____	Exhibit “B”	-	Definitions; Financial Statements
____	Exhibit “C”	-	Conditions Precedent to the Closing Date Advance
____	Exhibit “D”	-	Form of Compliance Certificate
____	Exhibit “E”	-	Rent Roll
____	Exhibit “F”	-	Structure Chart
____	Exhibit “G”	-	List of Approved Affiliated Contracts
____	Exhibit “H”	-	Form of SNDA
____	Exhibit “I”	-	Leasing and Tenant Matters
____	Exhibit “J”	-	[Intentionally Omitted]
____	Exhibit “K”	-	[Intentionally Omitted]
____	Exhibit “L”	-	Form of Assignment and Assumption
____	Exhibit “M”	-	Form of Note
____	Exhibit “N”	-	Schedule of Lenders and Other Parties
____	Exhibit “O”	-	Swap Contracts

The Exhibits contain other terms, provisions and conditions applicable to the Loans. Capitalized terms used in this Agreement shall have the meanings assigned to them in Exhibit “B”. This Agreement and the other Loan Documents evidence the agreements of Borrower and Lenders with respect to the Loans. Borrower shall comply with all of the Loan Documents.

1.2     Purpose. The proceeds of the Loans shall be used to purchase from Franklin Street Properties Corp. the existing first mortgage loan (the “Existing Loan”) encumbering the Property. This Agreement is an amendment and restatement of, and supersedes in its entirety, that certain Loan Agreement, dated as of December 29, 2011, between Borrower, as borrower, and Franklin Street Properties Corp., as lender.

1.3     Commitment to Lend. After each Lender severally advances its Pro Rata Share of the Loan proceeds to purchase the Existing Loan, Borrower shall be deemed to have borrowed from each Lender, and each Lender shall be deemed to have severally advanced its Pro Rata Share of the Loan proceeds to Borrower on the date hereof in amounts not to exceed such Lender’s Pro Rata Share of the Loans and (except for Administrative Agent with respect to Administrative Agent Advances), on the terms and subject to the conditions set forth in this Agreement and Exhibit “C” attached to this Agreement. The proceeds of the Loan will be fully advanced on the Closing Date. Each Lender’s commitment to lend shall expire and terminate automatically if the Loans are prepaid in full. The Loans are not revolving. Any amount repaid may not be reborrowed.

1.4     Tax and Insurance Reserve Deposits. If required by Administrative Agent and provided that Borrower is in Default under the Loan Documents, Borrower shall make monthly payments in an amount estimated by Administrative Agent to pay installments of real property Taxes and Insurance Premiums for insurance required to be maintained by Borrower under the Loan Documents, pursuant to the terms and conditions of this Section 1.4. If Administrative Agent has sufficient funds in the reserve deposit account to pay Taxes and Insurance Premiums when they become due and payable, Administrative Agent shall pay such Taxes and Insurance Premiums in a timely manner.

1.4.1     So long as no Defaults exist and are continuing, Borrower shall not be required to fund an account for Taxes or Insurance Premiums. So long as a Default exists and is continuing, on each monthly payment date under the Note(s), Borrower shall pay to Administrative Agent one-twelfth (1/12th) of the amount estimated by Administrative Agent to pay all installments of Taxes levied against the Property and all Insurance Premiums for insurance required to be maintained by Borrower under the Loan Documents, in each case coming due during the upcoming twelve (12) month period. Required payments hereunder shall be added together with the regular payments under the Note(s) and with any other sums required under the Loan Documents, all of which shall be paid monthly as an aggregate sum by Borrower to Administrative Agent while a Default exists. Such funds shall be held in a separate, interest-bearing trust account in the name of Administrative Agent and all interest shall be credited to Borrower. Such funds shall not be commingled with the general funds of Administrative Agent. Borrower agrees that it shall include all interest and earnings on such funds paid to or deposited with Administrative Agent as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all such funds for federal and applicable state and local tax purposes.

1.4.2     Borrower grants to Administrative Agent a security interest in all funds paid to or deposited with Administrative Agent hereunder, and any proceeds thereof, as security for the Obligations. Such security interest shall be governed by the Uniform Commercial Code of the State, and Administrative Agent shall have available to it all of the rights and remedies available to a secured party thereunder. Borrower shall have no right to unilaterally demand payment of or to withdraw funds deposited with Administrative Agent hereunder except as expressly permitted hereby. Upon the occurrence of an Event of Default, Borrower agrees that Administrative Agent may apply any funds paid to or deposited with Administrative Agent hereunder to cure the default.

1.5     Evidence of Debt. Amounts of the Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Indebtedness. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Each Lender may attach schedules to its Note(s) and endorse thereon the date, amount and maturity of the applicable Note and payments with respect thereto.

1.6     Interest Rates. The Principal Debt from day to day outstanding which is not past due shall bear interest at a rate per annum equal to the following (computed as provided in Section 1.6.2 hereof) as applicable:

(a)     On Base Rate Principal, on any day, the Base Rate; and

(b)     On LIBOR Rate Principal, for the applicable Interest Period, the applicable LIBOR Rate.

1.6.1     Interest Rate. Unless as provided in Section 1.6.3, the Principal Debt from day to day outstanding which is not past due shall bear interest at the LIBOR Rate.

1.6.2     Computations and Determinations. All interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Administrative Agent shall determine each interest rate applicable to the Principal Debt in accordance with this Agreement and its determination thereof shall be conclusive in the absence of manifest error. The books and records of Administrative Agent shall be prima facie evidence of all sums owing to Lenders from time to time under this Agreement, but the failure to record any such information shall not limit or affect the obligations of Borrower under the Loan Documents.

1.6.3     Unavailability of Rate. Administrative Agent may notify Borrower if, with respect to any LIBOR Rate Principal outstanding hereunder, the London Interbank Offered Rate is not available, or if Administrative Agent determines that no adequate basis exists for determining the LIBOR Rate, or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding or maintaining the applicable LIBOR Rate Principal for such Interest Period, or that any applicable Law, or any request or directive (whether or not having the force of law) of any Governmental Authority, or compliance therewith by Lender, prohibits or restricts or makes impossible the making or maintaining of such LIBOR Rate Principal or the charging of interest on such LIBOR Rate Principal. If Administrative Agent so notifies Borrower, then until Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, all existing affected LIBOR Rate Principal shall automatically become Base Rate Principal, either (i) on the last day of the corresponding Interest Period (if Lender determines that it may lawfully continue to fund and maintain the affected LIBOR Rate Principal to such day); or (ii) immediately (if Lender determines that it may not lawfully continue to fund and maintain the affected LIBOR Rate Principal to such day) and in such case Borrower shall pay to Lender the Consequential Loss, if any, pursuant to Section 1.7 hereof.

1.6.4     Increased Cost and Reduced Return. If at any time after the date hereof, any Lender (which shall include, for purposes of this Section 1.6.4, any corporation controlling such Lender) determines that the adoption or modification of any applicable Law regarding taxation, Lender’s required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any Governmental Authority or compliance by such Lender with any of such requirements that is not due to the gross negligence or willful misconduct of such Lender or the failure of such Lender to comply with any Law or requirement, has or would have the effect of (a) increasing such Lender’s costs related to the Indebtedness, or (b) reducing the yield or rate of return of such Lender on the Indebtedness, to a level below that which such Lender could have achieved but for the adoption or modification of any such requirements, Borrower shall, within fifteen (15) days of any request by such Lender, pay to such Lender such additional amounts as (in such Lender’s sole judgment, after good faith and reasonable computation) will compensate such Lender for such increase in costs or reduction in yield or rate of return of such Lender. Failure by such Lender to demand payment of any additional amounts payable hereunder within one hundred eighty (180) days after Lender incurs such increased cost or reduced return shall constitute a waiver of such Lender’s right to demand payment of any such amounts at any subsequent time. Nothing herein contained shall be construed or shall so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable Law.

1.6.5     Default Rate. So long as an Event of Default shall have occurred and be continuing under this Agreement or under any other Loan Document, the Principal Debt from time to time outstanding shall bear interest at the Default Rate (as defined below) to the fullest extent permitted by applicable Law.  “Default Rate” means an interest rate equal to (i) the Base Rate, if any, applicable to Base Rate Principal plus (ii) four percent (4%) per annum; provided, however, that with respect to a LIBOR Rate Principal, the Default Rate shall be an interest rate equal to the interest rate (including any LIBOR Rate) otherwise applicable to such LIBOR Rate Principal plus four percent (4%) per annum.

1.6.6     Replacement of Lender. If any Lender requests compensation under Section 1.6.4 or due to a change in its LIBOR Reserve Percentage then, so long as no Default shall then be continuing, Borrower may, at its sole expense and effort, upon written notice to such Lender and Administrative Agent, require such Lender to assign and delegate, pursuant to the form of Assignment and Assumption attached hereto as Exhibit “L” and in accordance with and subject to the restrictions contained in Section 6.5, including the consent right of Administrative Agent, all of its interests, rights and obligations under the Agreement and the Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have paid to the Administrative Agent the processing and recordation fee specified in Section 6.5, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents, from the assignee (to the extent of outstanding principal and accrued interest and fees) and Borrower (in the case of all other amounts), and (iii) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitled Borrower to require such assignment and delegation cease to apply.

1.7     Voluntary Prepayments.

1.7.1     Borrower may prepay the principal balance of the Loans, in full at any time or in part from time to time, provided that: (i) Administrative Agent shall have actually received from Borrower prior irrevocable written notice (the “Prepayment Notice”) of Borrower’s intent to prepay, the amount of principal which will be prepaid (the “Prepaid Principal”), and the date on which the prepayment will be made; (ii) each prepayment shall be in the amount of $100,000 or a larger integral multiple of $100,000 (unless the prepayment retires the outstanding balance of this Note in full); (iii) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Administrative Agent and Lenders under the Loan Documents on or before the date of prepayment but have not been paid; and (iv) no portion of LIBOR Rate Principal may be prepaid except on the last day of the Interest Period applicable thereto, unless (X) the prior written consent of Administrative Agent is obtained which consent, if given, shall provide, without limitation, the manner and order in which the prepayment is to be applied to the Indebtedness, and (Y) Borrower pays to Lender any Consequential Loss as a result thereof, in accordance with Section 1.7.2 below.

1.7.2     Within fifteen (15) days after request by Lender (or at the time of any prepayment), Borrower shall pay to Lenders such amount or amounts as will compensate Lenders for any loss, cost, expense, penalty, claim or liability, including any loss incurred in obtaining, prepaying, liquidating or employing deposits or other funds from third parties and any loss of revenue, profit or yield, as determined by Lenders in their judgment reasonably exercised (together, “Consequential Loss”) incurred by Lenders with respect to any LIBOR Rate, including any LIBOR Rate Principal as a result of: (i) the failure of Borrower to make any payment on the date or in the amount specified in any Prepayment Notice from Borrower to Administrative Agent; (ii) the failure of Borrower to borrow, continue or convert into LIBOR Rate Principal on the date or in the amount specified in any notice given by Borrower to Administrative Agent; (iii) the early termination of any Interest Period for any reason; or (iv) the payment or prepayment of any amount on a date other than the date such amount is required or permitted to be paid or prepaid. Borrower agrees to pay all Consequential Loss upon any prepayment of LIBOR Rate Principal, whether voluntary or involuntary, whether effected by a credit bid at foreclosure, or whether by reason of acceleration upon an Event of Default or upon any transfer or conveyance of any right, title or interest in the Property giving Administrative Agent the right to accelerate the maturity of the Loans as provided in the Mortgage. Notwithstanding the foregoing, the amount of the Consequential Loss shall never be less than zero or greater than is permitted by applicable Law. Administrative Agent shall provide a notice to Borrower setting forth Administrative Agent’s determination of any Consequential Loss, which notice shall be conclusive and binding in the absence of manifest error. Administrative Agent reserves the right to provide interim calculations of such Consequential Loss in any notice of default or notice of sale for information purposes, but the exact amount of such Consequential Loss shall be calculated only upon the actual prepayment of LIBOR Rate Principal as described herein. The Consequential Loss shall be included in the total indebtedness secured by the Mortgage for all purposes, including in connection with a foreclosure sale. Administrative Agent may include the amount of the Consequential Loss in any credit bid Administrative Agent may make at a foreclosure sale. Administrative Agent shall have no obligation to purchase, sell and/or match funds in connection with the funding or maintaining of the Loan or any portion thereof. The obligations of Borrower under this Section shall survive any termination of the Loan Documents and payment of the Note(s) and shall not be waived by any delay by Administrative Agent in seeking such compensation.

1.8     Mandatory Prepayments. In circumstances where Borrower has failed to maintain a Debt Service Coverage Ratio of 2.00 to 1.00, in accordance with Section 2.16.1, Borrower shall, within ten (10) Business Days of a Determination Date, prepay the Principal Debt of the Loans in an amount sufficient to cause a Debt Service Coverage Ratio of 2.00 to 1.00 to be met. Any amount repaid may not be reborrowed.

1.9     Late Charge. If Borrower shall fail to make any payment due hereunder or under the terms of any Note within fifteen (15) days after the date such payment is due, Borrower shall pay to the applicable Lender or Lenders on demand a late charge equal to four percent (4%) of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of a Lender incident to handling such defaulting payment. This charge shall be in addition to, and not in lieu of, any other remedy Lenders may have and is in addition to any fees and charges of any agents or attorneys which Administrative Agent or Lenders may employ upon the occurrence of a Default, whether authorized herein or by Law.

1.10     Additional Taxes.

(a)     Except as otherwise provided in this Section 1.10, any and all payments by Borrower to or for the account of Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, Excluded Taxes (all non-Excluded Taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Additional Taxes”). If Borrower shall be required by any Laws to deduct any Additional Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, Borrower shall furnish to Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

(b)     In addition, Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies other than Excluded Taxes or taxes which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).

(c)     If Borrower shall be required by the Laws of any jurisdiction outside the United States to deduct any Additional Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Lender, Borrower shall also pay to Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies is necessary to preserve the after-tax yield (after factoring in United States (federal and state) taxes imposed on or measured by net income) the Lender would have received if such deductions (including deductions applicable to additional sums payable under this Section) had not been made.

(d)     Borrower agrees to indemnify Administrative Agent and each Lender for the full amount of Additional Taxes and Other Taxes (including any Additional Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by Administrative Agent and such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Additional Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender shall be conclusive absent manifest error.

(e)     Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section shall survive termination of the Commitments and the payment in full of all the other Indebtedness and shall remain in effect until ninety (90) days after the applicable statute of limitation (including any waivers and extensions) have expired.

1.11     Payment Schedule and Maturity Date. The entire principal balance of the Loans then unpaid and all accrued interest then unpaid shall be due and payable in full on the Maturity Date. Accrued unpaid interest shall be due and payable (a) with respect to LIBOR Rate Principal, on the last day of each Interest Period applicable to such LIBOR Rate Principal until all principal and accrued interest owing on the Loans shall have been fully paid and satisfied and (b) with respect to Base Rate Principal on the last day of the first calendar month after the date of this Agreement and on the last day of each succeeding calendar month thereafter until all principal and accrued interest owing on the Loans shall have been fully paid and satisfied.

1.12     Payments.

(a)     All payments by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent not later than 1:00 p.m. (Administrative Agent’s Time) on the date specified herein. Payments received no later than 1:00 p.m. (Administrative Agent’s Time) shall be distributed to each Lender on date received and payments received after 1:00 p.m. (Administrative Agent’s Time) shall be forwarded the next Business Day. If Administrative Agent fails to timely pay any amount to any Lender in accordance with this paragraph, Administrative Agent shall pay to such Lender interest at the Federal Funds Rate on such amount, for each day from the day such amount was to be paid until it is paid to such Lender.

(b)     Except as otherwise provided herein, all payments by Borrower or any Lender shall be made to Administrative Agent at Administrative Agent’s Office not later than the time for such type of payment specified in this Agreement. All payments received after such time shall be deemed received on the next succeeding Business Day. All payments shall be made in immediately available funds in lawful money of the United States of America. Whenever any payment falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

(c)     Borrower shall, at the time of making each payment under this Agreement, any Note or any other Loan Document for the account of any Lender, specify to Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans (for which payment shall be applied to the Lenders on a pro rata basis as provided herein) or other amounts to which such payment is to be applied (and if the Borrower fails to so specify, or if a Default has occurred and is continuing, Administrative Agent shall distribute such payment in accordance with Section 5.11 for application in such manner as it or the Required Lenders may determine to be appropriate).

(d)     Upon satisfaction of any applicable terms and conditions set forth herein, Administrative Agent shall promptly make any amounts received in accordance with the prior subsection available in like funds received by wire transfer to such Lender at the address specified in the Schedule of Lenders.

(e)     Unless Borrower or any Lender has notified Administrative Agent, prior to the date any payment is required to be made by it to Administrative Agent, that Borrower or such Lender, as the case may be, will not make such payment, Administrative Agent may assume that Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be required to do so) in reliance thereon, make available a corresponding amount to the person or entity entitled thereto. If and to the extent that such payment was not in fact made to Administrative Agent in immediately available funds, then:

(i)     if Borrower failed to make such payment, each Lender shall forthwith on demand repay to Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

(ii)     if any Lender failed to make such payment, such Lender or, if applicable, Electing Lender or Lenders shall forthwith on demand pay to Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by Administrative Agent to Borrower to the date such amount is recovered by Administrative Agent (the “Compensation Period”) at a rate per annum equal to the interest rate applicable to such amount under the Loans. If such Lender pays such amount to Administrative Agent, then such amount shall constitute such Lender’s Pro Rata Share. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or to Borrower with respect to any amount owing under this subsection shall be conclusive, absent manifest error.

1.13     Administrative Agent Advances.

(a)     Administrative Agent is authorized, from time to time, in Administrative Agent’s sole discretion to expend funds, on behalf of Lenders (“Administrative Agent Advances”), (i) to pay any costs, fees and expenses as described in Section 6.10 herein, and (ii) when Administrative Agent deems necessary or desirable to preserve or protect the Loan collateral or any portion thereof (including those with respect to Taxes, Insurance Premiums, operation, management, improvements, maintenance, repair, sale and disposition) (A) subject to Section 5.5, after the occurrence of a Default, and (B) subject to Section 5.10, after acquisition of all or a portion of the Loan collateral by foreclosure or otherwise.

(b)     Administrative Agent Advances shall constitute obligatory advances of Lenders under this Agreement, shall be repayable by Lenders on demand and secured by the Loan collateral, and if unpaid by Lenders as set forth below shall bear interest at the rate applicable to such amount under the Loans or if no longer applicable, at the Base Rate. Administrative Agent shall notify each Lender in writing of each Administrative Agent Advance. Upon receipt of notice from Administrative Agent of its making of an Administrative Agent Advance, each Lender shall make the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the Administrative Agent Advance available to Administrative Agent, in same day funds, to such account of Administrative Agent as Administrative Agent may designate, on or before 3:00 p.m. (Administrative Agent’s Time) on the day which is two (2) Business Days after Administrative Agent provides Lenders with notice of the making of such Administrative Agent Advance.

1.14     Defaulting Lender.

1.14.1     Notice and Cure of Lender Default; Election Period; Electing Lenders. In connection with any Administrative Agent Advance made hereunder, Administrative Agent shall notify (such notice being referred to as the “Default Notice”) each non-Defaulting Lender if any Lender is a Defaulting Lender. Each non-Defaulting Lender shall have the right, but in no event or under any circumstance the obligation, to fund the Defaulting Lender Amount, provided that within twenty (20) days after the date of the Default Notice (the “Election Period”), such non-Defaulting Lender or Lenders (each such Lender, an “Electing Lender”) irrevocably commit(s) by notice in writing (an “Election Notice”) to Administrative Agent and the other Lenders to fund the Defaulting Lender Amount and to assume the Defaulting Lender’s obligations with respect to the advancing of the entire undisbursed portion of the Defaulting Lender’s Administrative Agent Advance obligations under this Agreement as and when required to be advanced hereunder (such entire undisbursed portion of the Defaulting Lender’s Administrative Agent Advance obligations under this Agreement, including its portion of the Payment Amount that is the subject of the default, is hereinafter referred to as the “Defaulting Lender Obligation”). If Administrative Agent receives more than one Election Notice within the Election Period, then the commitment to fund the Defaulting Lender Amount and the Defaulting Lender Obligation shall be apportioned pro rata among the Electing Lenders in the proportion that the amount of each such Electing Lender’s Commitment bears to the total Commitments of all Electing

Lenders. If the Defaulting Lender fails to pay the Defaulting Lender Payment Amount within the Election Period, the Electing Lender or Lenders, as applicable, shall be automatically obligated to fund the Defaulting Lender Amount and Defaulting Lender Obligation (and Defaulting Lender shall no longer be entitled to fund such Defaulting Lender Amount and Defaulting Lender Obligation) within three (3) Business Days following the expiration of the Election Period to reimburse Administrative Agent or make payment to Borrower, as applicable. Notwithstanding anything to the contrary contained herein, if Administrative Agent has funded the Defaulting Lender Amount, Administrative Agent shall be entitled to reimbursement for its portion of the Defaulting Lender Payment Amount pursuant to Section 5.11.

1.14.2     Indemnity. Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments made by or on behalf of Borrower to Administrative Agent for the Defaulting Lender’s benefit nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder or under any Note in each case until all Defaulting Lender Payment Amounts are paid in full. Amounts payable to a Defaulting Lender shall be paid by Administrative Agent to reimburse Administrative Agent and any Electing Lender pro rata for all Defaulting Lender Payment Amounts. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, a Defaulting Lender shall be deemed not to be a “Lender” and such Defaulting Lender’s Commitment shall be deemed to be zero. A Defaulting Lender shall have no right to participate in any discussions among and/or decisions by Lenders hereunder and/or under the other Loan Documents. Further, any Defaulting Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under, any Loan Document which is made subsequent to the Defaulting Lender’s becoming a Defaulting Lender. This Section shall remain effective with respect to a Defaulting Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement by curing such default by payment of all Defaulting Lender Payment Amounts (i) within the Election Period, or (ii) after the Election Period with the consent of the non-Defaulting Lenders. Such Defaulting Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the non-Defaulting Lenders under any Loan Document which is made subsequent to that Lender’s becoming a Defaulting Lender and prior to such cure or waiver. The operation of this subsection or the subsection above alone shall not be construed to increase or otherwise affect the Commitment of any non-Defaulting Lender, or relieve or excuse the performance by Borrower of its duties and obligations hereunder or under any of the other Loan Documents. Furthermore, nothing contained in this Section shall release or in any way limit a Defaulting Lender’s obligations as a Lender hereunder and/or under any other of the Loan Documents. Further, a Defaulting Lender shall indemnify and hold harmless Administrative Agent and each of the non-Defaulting Lenders from any claim, loss, or costs incurred by Administrative Agent and/or the non-Defaulting Lenders as a result of a Defaulting Lender’s failure to comply with the requirements of this Agreement, including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys’ fees) incurred by Administrative Agent and any non-Defaulting Lender as a result of and/or in connection with (i) a non-Defaulting Lender’s acting as an Electing Lender, (ii) any enforcement action brought by Administrative Agent against a Defaulting Lender, and (iii) any action brought against Administrative Agent and/or Lenders. The indemnification provided above shall survive any termination of this Agreement.

1.14.3     [Intentionally Omitted].

1.14.4     No Election. In the event that no Lender elects to commit to fund the Defaulting Lender Amount and Defaulting Lender Obligations within the Election Period, Administrative Agent shall, upon the expiration of the Election Period, so notify each Lender.

1.15     Several Obligations; No Liability, No Release. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Administrative Agent in its capacity as such, and not by or in favor of Lenders, any and all obligations on the part of Administrative Agent (if any) to make any Payment Amounts shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Pro Rata Shares. Except as may be specifically provided in this Agreement, no Lender shall have any liability for the acts of any other Lender. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make the Loans or reimbursements for other Payment Amounts, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein. The failure of any Lender to pay to Administrative Agent its Pro Rata Share of a Payment Amount shall not relieve any other Lender of any obligation hereunder to pay to Administrative Agent its Pro Rata Share of such Payment Amounts as and when required herein, but no Lender shall be responsible for the failure of any other Lender to so fund its Pro Rata Share of the Payment Amount. In furtherance of the foregoing, Lenders shall comply with their obligation to pay Administrative Agent their Pro Rata Share of such Payment Amounts regardless of (i) the occurrence of any Default hereunder or under any Loan Document; (ii) any failure of consideration, absence of consideration, misrepresentation, fraud, or any other event, failure, deficiency, breach or irregularity of any nature whatsoever in the Loan Documents; or (iii) any Bankruptcy Action or other like event with regard to Borrower. The obligation of Lenders to pay to such Payment Amounts are in all regards independent of any claims between Administrative Agent and any Lender.

Article 2 - ADDITIONAL COVENANTS AND AGREEMENTS

2.1     Maintenance and Use of the Property.

2.1.1     Borrower shall cause the Property to be maintained in a good, safe and insurable condition and in material compliance with all applicable Laws, pay all fees or charges arising in connection therewith and shall promptly make all repairs to the Property to maintain it in good, safe and insurable condition and as required by applicable Law, above grade and below grade (to the extent applicable), interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, ordinary wear and tear and damage by casualty excepted. Borrower shall not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in a manner which results in a material violation of any applicable Law. All repairs made by Borrower shall be made with good quality materials, in a good and workmanlike manner and shall comply in all material respects with all applicable Laws and insurance requirements. Borrower shall not impose any material easement, restriction, covenant or encumbrance on the Property (other than Permitted Liens), execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of any portion of the Property without the prior written consent of Administrative Agent, not to be unreasonably withheld. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Administrative Agent.

2.1.2     Borrower shall not (i) consent to any zoning reclassification of any portion of the Property or obtain any variance under any existing zoning ordinance that is material and outside the ordinary course of Borrower’s business, or (ii) use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, in each case without the prior written consent of Administrative Agent, which, so long and no Default is continuing, is not to be unreasonably withheld, conditioned or delayed, provided further that, notwithstanding the foregoing, Borrower shall be permitted to request, apply for and/or initiate zoning reclassifications, variances and other requests relating to permitting and zoning with respect to the Property that (A) do not discontinue, limit, or impair the current zoning applicable thereto, or (B) could not be reasonably expected to give rise to a Material Adverse Effect.

2.1.3     Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that will reasonably likely invalidate or give cause for cancellation of any insurance policy, or do or permit to be done thereon anything that will reasonably likely impair in any materially adverse manner the value of the Property or the security for the Loan. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Property, regardless of the depth thereof or the method of mining or extraction thereof.

2.2     Taxes and Other Charges. Borrower shall pay (or cause to be paid) all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable; provided, however, that so long as no Default is continuing Borrower shall have the right to challenge or appeal any Taxes or Other Charges so long as (a) Borrower shall prosecute such challenge or appeal in good faith, at its own expense and by appropriate legal proceedings, (b) Administrative Agent shall have received assurance reasonably satisfactory to Administrative Agent that (i) such contest will not result in the imposition of any civil or criminal liability or penalty and (ii) the use of the Property will not be impaired or curtailed thereby, (c) Borrower shall have furnished such security as may be required in the proceeding or as may be reasonably requested by Administrative Agent, to insure the cost of compliance, including all interest and penalties in connection therewith, which shall be not less than 110% of the maximum liability of Borrower as reasonably determined by Administrative Agent, if Borrower withholds payment of any Taxes or Other Charges when due and payable, (d) the subject matter of the applicable Taxes or Other Charges will be addressed to the reasonable satisfaction of Administrative Agent promptly after such contest but in any event prior to the time the security granted to Administrative Agent in the Property shall be subjected to any Lien or otherwise jeopardized in the reasonable judgment of Administrative Agent and (e) such challenge or appeal is made and performed in accordance with applicable Laws. Subject to Borrower’s right to contest set forth in this Section 2.2, to the extent that Borrower directly pays such Taxes, Borrower shall furnish to Administrative Agent upon written request receipts for the payment of such Taxes and Other Charges within ten (10) days after the date the same would have become delinquent if not paid. Subject to Borrower’s right to contest set forth in this Section 2.2, Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Property, and shall promptly pay for all utility services provided to the Property. Subject to Borrower’s right to contest set forth in this Section 2.2, if Borrower shall fail to pay any such Taxes and Other Charges in accordance with this Section 2.2 during any such time that Administrative Agent is not required to pay Taxes pursuant to Section 1.4 hereof or if there are insufficient funds in the Tax and Insurance Reserve Account to pay such Taxes and Other Charges, Administrative Agent shall have the right, but shall not be obligated, to pay such Taxes and Other Charges, and Borrower shall repay to Administrative Agent, within ten (10) Business Days of demand, any amount paid by Administrative Agent, with interest thereon at the Default Rate accruing from the date such advance is due to be repaid by Borrower to the date of repayment, and such amount shall constitute a portion of the Obligations secured by the Mortgage. To the extent permissible by applicable Law, Borrower shall have the right to timely request an extension of the payment of any Taxes or Other Charges.

2.3     Contracts. Without Administrative Agent’s reasonable prior written approval as to parties, terms, and all other matters, Borrower shall not after the date hereof (a) enter into any management, leasing (except as provided in Section 2.12), maintenance or other contract pertaining to the Property resulting in an individual or aggregate liability of $2,500,000.00 or greater that is not unconditionally terminable by Borrower or any successor owner without penalty or payment in excess of goods and services provided on not more than thirty (30) days notice to the other party thereunder, or (b) modify or amend in any material way, or terminate any such contracts. Borrower shall not (x) increase or consent to the increase of the amount of any charges under any Material Contract to which it is a party, except as provided therein or on an arms’-length basis and commercially reasonable terms, (y) modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under any Material Contract to which it is a party in any material respect, except on an arms’-length basis and commercially reasonable terms, or (z) materially default under any contract, nor permit any Material Contract to terminate by reason of any failure of Borrower to perform thereunder, if such default or termination could be reasonably expected to result in a Material Adverse Effect. Borrower shall promptly notify Administrative Agent of any material default thereunder of which Borrower is actually aware. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.3 shall be construed to apply only with respect to the Property.

2.4     Property Management

(a)     Borrower shall (i) promptly perform and observe all of the material covenants required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (ii) promptly notify Administrative Agent of any material default under the Management Agreement of which it is actually aware; (iii) promptly deliver to Administrative Agent a copy of any notice of material default received by Borrower under the Management Agreement; (iv) promptly give notice to Administrative Agent of any notice that Borrower receives which indicates that Manager is terminating the Management Agreement or that Manager is otherwise discontinuing its management of the Property; and (v) promptly enforce the performance and observance of all of the material covenants required to be performed and observed by Manager under the Management Agreement.

(b)     If at any time, (i) a Bankruptcy Action occurs with respect to Manager; (ii) a Default is then continuing; (iii) a default has occurred and is continuing under the Management Agreement, or (iv) Manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, Borrower shall, at the request of Administrative Agent, terminate the Management Agreement upon (x) ten (10) days prior notice to Manager with respect to clause (iv), or (y) thirty (30) days prior notice to Manager with respect to clauses (i) - (iii), and in each case replace Manager with a Qualified Manager on terms and conditions substantially the same as the property management agreement existing on the date hereof or on terms and conditions otherwise reasonably satisfactory to Administrative Agent, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates for commercial properties in Minneapolis, Minnesota similar to the Property.

(c)     Borrower shall not, without the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed): (i) surrender, terminate or cancel the Management Agreement or otherwise replace the applicable Manager or enter into any other management agreement with respect to the Property; (ii) materially increase or consent to the increase of the amount of any charges under the Management Agreement; or (iii) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect. In the event that Borrower replaces Manager at any time during the term of Loan pursuant to this subsection, such replacement manager shall be a Qualified Manager.

2.5     Swap Contract. Borrower shall, on or before the Closing Date, enter into a Swap Contract that complies with the terms and conditions of Exhibit “O”.

2.6     Existence; Compliance with Requirements. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply in all material respects with all Laws applicable to it and the Property. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents. Borrower shall at all times maintain, preserve and protect all material franchises and trade names used in connection with the operation of the Property.

2.7     Inspection. Subject to the rights of tenants, Administrative Agent and its agents may enter upon the Property to inspect the Property during normal business hours, upon reasonable notice and subject to reasonable and customary safety rules and regulations, unless Administrative Agent reasonably deems such inspection is an Emergency or an Event of Default exists, in which event Borrower shall provide Administrative Agent with immediate access to the Property, subject to the rights of tenants. Borrower will furnish to Administrative Agent and its agents, for inspection and copying, all books and records, and other documents and information that Administrative Agent may reasonably request from time to time.

2.8     Notice to Lenders. Borrower shall promptly, within five (5) Business Days after it becomes aware of the occurrence of any of the following events, notify Administrative Agent in writing thereof, specifying in each case the action the Borrower has taken or will take with respect thereto: (a) any violation of any Legal Requirement or governmental requirement which could reasonably be expected to result in a Material Adverse Effect; (b) any litigation, arbitration or governmental investigation or proceeding instituted or threatened against Borrower or the Property, which, if adversely determined, will reasonably likely result in a Material Adverse Effect; (c) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property; (d) any labor controversy pending or threatened against Borrower or any contractor, and any material development in any labor controversy, which could reasonably be expected to result in a Material Adverse Effect; (e) any notice received by Borrower with respect to the cancellation, alteration or non renewal of any insurance coverage maintained with respect to the Property; (f) any lien filed against the Property (other than Permitted Liens), which could reasonably be expected to result in a Material Adverse Effect; (g) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect, which could reasonably be expected to result in a Material Adverse Effect; or (h) the occurrence of any Default hereunder. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.8 shall be construed to apply only with respect to the Property.

2.9     Financial Statements. Borrower shall deliver to Administrative Agent its financial statements and other statements and information at the times and for the periods described in Section 2 of Exhibit “B”. Borrower will make all of its books, records and accounts available to Administrative Agent and its representatives at Borrower’s offices as designated from time to time by Borrower upon reasonable request and will permit them to review and copy the same. Borrower shall promptly notify Administrative Agent of any event or condition that could reasonably be expected to have a Material Adverse Effect in the financial condition of Borrower. Administrative Agent shall provide a copy of such financial statements to each Lender upon receipt, subject to Section 6.6 hereof. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.9 shall be construed to apply only with respect to the Property and as set forth in Section 2 of Exhibit “B”.

2.10     Fees. Borrower shall pay to Administrative Agent, all fees arising to Administrative Agent as set forth in that certain Fee Letter, dated as of June 20, 2012, by and between the Borrower and Administrative Agent.

2.11     Reports and Testing. Borrower shall (a) promptly deliver to Administrative Agent copies of all reports, studies, inspections and tests made on the Land or the Improvements by Borrower after the Closing Date; and (b) make such additional tests on the Land or the Improvements and deliver the results of such tests, in each case, as required pursuant to the terms of the Environmental Agreement. Administrative Agent acknowledges and agrees that it has received and approved a Phase I Environmental Assessment, dated May 31, 2012, prepared by Liesch Associates, Inc., and a Property Condition Report, dated May 31, 2012, prepared by GZA GeoEnvironmental, Inc.

2.12     Leasing Requirements. Administrative Agent has approved the Target Lease and Borrower has delivered an estoppel certificate from Target Corporation with respect to the Target Lease which has been approved by Administrative Agent. On the Closing Date Administrative Agent, Borrower and Target Corporation shall have entered into a subordination, non-disturbance and attornment agreement with respect to the Target Lease in the form attached hereto as Exhibit “H”. Borrower shall not amend or modify any provisions of the Target Lease related to mortgagee protections or other provisions which could have a material economic impact on the Target Lease (including, without limitation, changes to termination provisions) without the prior written consent of the Required Lenders. With respect to retail leases at the Property, Borrower may enter into and amend such Leases without the prior consent of the Administrative Agent and Required Lenders. Borrower shall comply with the terms and conditions of Exhibit “I” with respect to the leasing requirements and tenant matters described therein. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.12 shall be construed to apply only with respect to the Property.

2.13     Appraisals. While a Default exists or if the Lender is required by a Governmental Authority, Administrative Agent may obtain at Borrower’s expense from time to time, an MAI appraisal of all or any part of the Property prepared in accordance with written instructions from Administrative Agent by an independent appraiser engaged directly by Administrative Agent and in form and content reasonably satisfactory to Administrative Agent (including satisfaction of applicable regulatory requirements) (each, an “Appraisal”).

2.14     Payment of Withholding Taxes. Borrower shall not use any portion of the proceeds of the Loan or Reserve Funds to pay the wages of its employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with (a) the United States of all amounts of tax required to be deducted and withheld with respect to such wages under the Code, and (b) any state and/or local Governmental Authority or agency having jurisdiction of all amounts of tax required to be deducted and withheld with respect to such wages under any applicable state and/or local Laws.

2.15     ERISA and Prohibited Transaction Taxes. As of the date hereof and throughout the term of this Agreement, (a) Borrower is not nor will be, individually or collectively, (i) an “employee benefit plan”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); or (ii) a “plan” within the meaning of Section 4975(e) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”); (b) the assets of Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101; (c) Borrower is not nor will be, individually or collectively, a “governmental plan” within the meaning of Section 3(32) of ERISA; (d) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of fiduciaries with respect to governmental plans; and (e) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Administrative Agent of any of Lender’s rights under this Agreement, any Note or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. Borrower further agrees to deliver to Administrative Agent such certifications or other evidence of compliance with the provisions of this Section 2.15 as Administrative Agent may from time to time reasonably request.

2.16     Financial Covenants.

2.16.1     Debt Service Coverage Ratio. Borrower shall maintain a Debt Service Coverage Ratio as of any Determination Date of at least 2.00 to 1.00. This ratio will be tested quarterly. The Debt Service Coverage Ratio may be satisfied by a voluntary paydown of the Loan by Borrower, subject to the satisfaction of any conditions to prepayment, including the payment of any prepayment fee or premium in connection with such paydown.

(a)     “Debt Service Coverage Ratio” means, as of any Determination Date, for the applicable Calculation Period the ratio, as determined by Administrative Agent, of Net Operating Income to Debt Service.

(b)     “Actual Operating Expenses” means, with respect to any period of time, the total of all expenses actually paid or payable, computed on an annualized basis in accordance with GAAP, of whatever kind relating to the ownership, operation, maintenance or management of the Property, including utilities, ordinary repairs and maintenance, insurance premiums, ground rents, if any, license fees, taxes, advertising expenses, payroll and related taxes, management fees equal to the greater of three percent (3%) of Operating Revenue, excluding termination fees, straight-line rent, interest and other income unrelated to rents, such as tenant work orders, or the management fees actually paid under any management agreement, operational equipment or other lease payments as approved by Administrative Agent, normalized capital expenditures equal to $0.20 per square foot per year, but specifically excluding depreciation and amortization, income taxes, debt service on the Loan, any item of expense that would otherwise be covered by the provisions hereof but which is paid by any tenant under such tenant’s lease or other agreement. Operating Expenses shall be subject to appropriate seasonal and other adjustments in Administrative Agent’s reasonable discretion. Any expense which in accordance with accrual basis income tax accounting is depreciated or amortized over a period which exceeds one (1) year shall be treated as an expense, for the purposes of the foregoing calculations, ratably over the period of depreciation or amortization.

(c)     “Operating Revenue” means, with respect to any period of time, all rental income, calculated based upon the previous three (3) month period on an annualized basis in accordance with GAAP, collectable from the ownership and operation of the Property, excluding amortization of lease acquisition costs. Operating Revenue shall be adjustable for seasonality of reimbursement as necessary in Administrative Agent’s reasonable discretion.

(d)     “Calculation Period” means the three (3) month period ending on any Determination Date.

(e)     “Debt Service” means the scheduled principal (if any) and interest payments (inclusive of payments under the Swap Contract) under the Loan during the applicable Calculation Period.

(f)     “Determination Date” means the end of each calendar quarter commencing September 30, 2012.

(g)     “Net Operating Income” means, with respect to any Determination Date, the amount obtained by subtracting Actual Operating Expenses from Operating Revenue.

2.16.2     Unencumbered Liquid Assets. Borrower shall maintain Unencumbered Liquid Assets having an aggregate market value, as of the Closing Date and during the first calendar quarter after the Closing Date, of not less than $5,000,000.00 (the “Required Liquidity”). Beginning on the last day of the first calendar quarter after the Closing Date and upon the last day of each calendar quarter thereafter commencing December 31, 2012, the Required Liquidity shall increase by $250,000 each calendar quarter, provided, however that the Required Liquidity shall not exceed $6,000,000.00. This covenant will be calculated at the end of each reporting period for which this Agreement requires financial statements, using the results of that reporting period.

(a)     “Unencumbered Liquid Assets” means the following assets (excluding assets of any retirement plan) which (i) are not the subject of any lien, pledge, security interest or other arrangement with any creditor to have his claim satisfied out of the asset (or proceeds thereof) prior to the general creditors of the owner of the asset, (ii) are held solely in the name of one or more credit parties subject to this covenant (with no other persons or entities having ownership rights therein), (iii) may be converted to cash within five (5) days, and (iv) are otherwise acceptable to the Administrative Agent in its reasonable discretion:

(i)     Cash or cash equivalents held in the United States and denominated in United States dollars;

(ii)     United States Treasury or governmental agency obligations which constitute full faith and credit of the United States of America;

(iii)     Commercial paper rated P-1 or A1 by Moody’s or S&P, respectively;

(iv)     Medium and long-term securities rated investment grade by one of the rating agencies described in (iii) above; and

(v)     Mutual funds quoted in The Wall Street Journal which invest primarily in the assets described in (i) – (iv) above.

2.16.3     Minimum Net Worth. Borrower shall maintain a Minimum Net Worth equal to at least $25,000,000.00. This covenant will be calculated at the end of each reporting period for which the Administrative Agent requires financial statements, using the results of that reporting period. “Minimum Net Worth” means the value of total assets determined in accordance with GAAP (excluding the sum of the value of real estate investments, real estate leases and favorable real estate leases, each net of accumulated depreciation and amortization, plus the appraised value of the Property of $143,000,000.00) less total liabilities determined in accordance with GAAP. Total assets and total liabilities shall also exclude an asset or liability created by the derivative value of the Swap Contract. Net worth will be adjusted quarterly throughout the term of the Loan by adding the cumulative net income or subtracting net loss and subtracting dividends paid to shareholders from the Closing Date commencing with the first calendar quarter subsequent to Closing Date. A pro forma income statement and balance sheet will be prepared as of the Closing Date for this purpose.

In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.16 shall be construed to apply only with respect to the Property and shall not be based on the overall financial condition of Franklin Street Properties Corp. For purposes of Section 2.16.2, any FSP Transferee shall maintain a subaccount in order to demonstrate compliance with the requirements of Section 2.16.2.

2.17     Insurance. Borrower shall, at all times, maintain the following insurance on the Property and the Improvements at its sole cost and expense:

2.17.1     Environmental insurance policy or policies satisfactory to Administrative Agent and naming Administrative Agent on behalf of the Lenders as an additional insured.

2.17.2     Insurance against Casualty to the Property under a policy or policies covering such risks as are presently included in “special form” (also known as “all risk”) coverage, including such risks as are ordinarily insured against by similar businesses, but in any event including fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft, smoke, vandalism, malicious mischief and acts of terrorism. Such insurance shall name Administrative Agent as mortgagee and loss payee. Unless otherwise agreed in writing by Administrative Agent, such insurance shall be for the full insurable value of the Property on a replacement cost basis, with a deductible amount, not greater than the deductible amount in effect as of the date hereof (unless otherwise approved by Administrative Agent in its reasonable discretion). No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise. The term “full insurable value” means one hundred percent (100%) of the actual replacement cost of the Property, including tenant improvements (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items), it being acknowledged that such insurance coverage for certain tenant improvements may be provided by tenants pursuant to the terms of their Leases.

2.17.3     Comprehensive (also known as commercial) general liability insurance on an “occurrence” basis against claims for “personal injury” liability and liability for death, bodily injury and damage to property, products and completed operations, in limits satisfactory to Administrative Agent with respect to any one occurrence and the aggregate of all occurrences during any given annual policy period. Such insurance shall name Administrative Agent as an additional insured.

2.17.4     During any period of construction of tenant improvements, Borrower shall maintain, or cause others to maintain, such insurance as may be required by Administrative Agent of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of materials stored at or upon the Property. During any period of other construction upon the Property, Borrower shall maintain, or cause others to maintain, builder’s risk insurance (non-reporting form) of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of work in place and materials stored at or upon the Property.

2.17.5     If at any time any portion of any structure on the Property is insurable against Casualty by flood and is located in a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy on the structure and Borrower owned contents in form and amount acceptable to Administrative Agent but in no amount less than the amount sufficient to meet the requirements of applicable Law as such requirements may from time to time be in effect.

2.17.6     Loss of rental value insurance or business interruption insurance in an amount equal to twelve (12) months of the projected gross income of the Property and an extended period of indemnity endorsement providing an additional twelve (12) months’ loss of rental value or business interruption insurance after the Property has been restored or until the projected gross income returns to the level that existed prior to the loss, whichever is first to occur.

2.17.7     Such other and further insurance as may be required from time to time by Administrative Agent in order to comply with regular requirements and practices of Administrative Agent in similar transactions including, if required by Administrative Agent, boiler and machinery insurance, pollution liability insurance, wind insurance and earthquake insurance, so long as any such insurance is generally available at commercially reasonable premiums as determined by Administrative Agent from time to time.

2.17.8     Administrative Agent may retain, at Borrower’s sole expense, an independent insurance consultant to evaluate the sufficiency of the insurance to be carried by Borrower and to advise the Administrative Agent with respect to such other insurance as may be necessary and prudent to protect the Lenders’ security for repayment for the Loans; provided however that, so long and no Default is continuing, Borrower shall only be obligated to pay for such independent evaluation one (1) time per calendar year.

2.17.9     Each policy of insurance (i) shall be issued by one or more insurance companies each of which must have an A.M. Best Company financial and performance rating of A-IX or better and are qualified or authorized by the Laws of the State of Minnesota to assume the risks covered by such policy, (ii) with respect to the property insurance described under the preceding Subsections, shall have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling Administrative Agent without contribution to collect any and all proceeds payable under such insurance, either as sole payee or as joint payee with Borrower, (iii) shall provide that such policy shall not be canceled or modified for nonpayment of premiums without at least ten (10) days prior written notice to Administrative Agent, or for any other reason without at least thirty (30) days prior written notice to Administrative Agent, and (iv) shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Borrower shall promptly pay all premiums when due on such insurance and, not less than ten (10) days prior to the expiration dates of each such policy, Borrower will deliver to Administrative Agent acceptable evidence of insurance, such as either (i) a certificate of insurance with evidence of payment furnished later when billed and paid, (ii) a renewal policy or policies marked “premium paid”, or (iii) other evidence reasonably satisfactory to Administrative Agent reflecting that all required insurance is current and in force. Borrower will immediately give Notice to Administrative Agent of any cancellation of, or change in, any insurance policy. Administrative Agent shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (A) the existence, nonexistence, form or legal sufficiency thereof, (B) the solvency of any insurer, or (C) the payment of losses. Borrower may satisfy any insurance requirement hereunder by providing one or more “blanket” insurance policies, subject to Administrative Agent’s reasonable approval in each instance as to limits, coverages, forms, deductibles, inception and expiration dates, and cancellation provisions.

2.17.10      Proceeds from Casualty or Condemnation.

(a)     Borrower shall give prompt notice to Administrative Agent of any casualty or any condemnation or condemnation that is threatened in a written notice that is received by Borrower.  If an Event of Default exists, Administrative Agent is authorized, at its sole and absolute option, to commence, appear in and prosecute, in its own or Borrower’s name, any action or proceeding relating to any condemnation or casualty, and to make proof of loss for and to settle or compromise any claim in connection therewith.  In such case when an Event of Default exists, Lender shall have the right to receive all condemnation awards and insurance proceeds (the “Net Proceeds”), and may deduct therefrom all of its expenses.  However, so long as no Event of Default exists, Borrower shall diligently assert its rights and remedies with respect to each claim and promptly pursue the settlement and compromise of each claim subject to Administrative Agent’s approval with respect to any such settlement and compromise with a value greater than $2,000,000, which approval shall not be unreasonably withheld or delayed.  If, prior to the receipt by Administrative Agent of any condemnation award or insurance proceeds to which Lender is entitled pursuant to the provisions of this Agreement, the Property shall have been sold pursuant to the provisions of the Mortgage, Administrative Agent shall have the right to receive such funds (a) to the extent of any remaining Indebtedness after such sale with interest thereon, and (b) to the extent necessary to reimburse Administrative Agent and Lender for their expenses.  If any condemnation awards or insurance proceeds are paid to Borrower and are to be paid to Administrative Agent pursuant to the applicable provisions of this Agreement, Borrower shall receive the same in trust for Administrative Agent.  Within ten (10) days after Borrower’s receipt of any condemnation awards or insurance proceeds that are to be paid to Administrative Agent pursuant to the provisions of this Agreement, Borrower shall deliver such awards or proceeds to Administrative Agent in the form in which they were received, together with any endorsements or documents that may be necessary to effectively negotiate or transfer the same to Administrative Agent.  Borrower agrees to execute and deliver from time to time, upon the request of Administrative Agent, such further instruments or documents as may be requested by Administrative Agent to confirm the grant and assignment to Lender of any condemnation awards or insurance proceeds.

(b)     Net Proceeds must be utilized either for payment of the Obligations or for the restoration of the Property.  Net Proceeds shall be utilized for the restoration of the Property only if no Event of Default shall exist and only if in the reasonable judgment of Administrative Agent, the Net Proceeds, together with other funds deposited with Administrative Agent for that purpose, are sufficient to pay the cost of the restoration pursuant to a budget and plans and specifications reasonably approved by Administrative Agent, and (iii) the restoration can be completed prior to the final maturity of the Loan and prior to the date required by any permanent loan commitment or any purchase and sale agreement or by the Target Lease.  Otherwise, Net Proceeds shall be utilized for payment of the Obligations.

(c)     If Net Proceeds are to be utilized for the restoration of the Property, the Net Proceeds, together with any other funds deposited with Administrative Agent for that purpose, must be deposited in a Borrower’s deposit account, which shall be an interest-bearing account, with all accrued interest to become part of Borrower’s deposit.  Borrower agrees that it shall include all interest and earnings on any such deposit as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in the Borrower’s deposit account for federal and applicable state and local tax purposes.  Administrative Agent shall have the exclusive right to manage and control all funds in the Borrower’s deposit account, but Administrative Agent shall have no fiduciary duty with respect to such funds.  Administrative Agent will advance the deposited funds from time to time to Borrower for the payment of costs of restoration of the Property as the same are incurred from time to time upon presentation of evidence reasonably acceptable to Administrative Agent that such portion of the restoration completed to date has been completed satisfactorily and lien free, accompanied by bills or statements for such costs and customary lien waivers.  Any account fees and charges may be deducted from the balance, if any, in the Borrower’s deposit account.  Borrower grants to Administrative Agent a security interest in the Borrower’s deposit account and all funds hereafter deposited to such deposit account, and any proceeds thereof, as security for the Obligations.  Such security interest shall be governed by the Uniform Commercial Code of Minnesota, and Administrative Agent shall have available to it all of the rights and remedies available to a secured party thereunder.  The Borrower’s deposit account may be established and held in such name or names as Administrative Agent shall deem appropriate, including in the name of Administrative Agent.

2.17.11      In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.17 shall be construed to apply only with respect to the Property.

2.18     Transfers, Encumbrances, Etc. Except in each case as permitted by the Loan Documents, such as a transfer of the Property to a FSP Transferee, Borrower shall not, voluntarily or involuntarily, directly or indirectly, sell, convey, transfer, lease or otherwise dispose of, grant easements or other rights with respect to, obtain a zoning reclassification or variance with respect to, or mortgage, encumber or create a Lien or security interest in, the Property or any portion therein or the income or any other revenues therefrom or permit or suffer any such action to be taken.

2.19     Ownership, Merger, Consolidation, Purchase or Sale of Assets, Etc. Except as permitted by this Agreement, such as a merger of Borrower and FSP Transferee or an acquisition of Borrower by FSP Transferee, without the prior written consent of the Required Lenders, Borrower shall not, directly or indirectly, change, or permit to be changed, the structure or ownership of Borrower from that existing on the date hereof, consolidate with, be acquired by, or merge into or with any Person, or convey, sell, lease, or otherwise dispose of all or any part of the property of Borrower, acquire any property other than the Property, or change the shareholders of Borrower from that existing on the date hereof. Notwithstanding the foregoing, Borrower may transfer shares of preferred stock in Borrower without notice to or the consent of the Required Lenders so long as there is only one (1) share of common stock in Borrower and such one (1) share of common stock is held by Franklin Street Properties Corp., a Maryland corporation, or a wholly owned subsidiary of Franklin Street Properties Corp.

2.20     Compliance with Law. Borrower shall comply with any applicable Law affecting the Property or any part thereof and shall furnish Administrative Agent, on demand, proof of compliance reasonably satisfactory in all respects to Administrative Agent; provided, however, that Borrower shall have the right to challenge or appeal any such Law so long as (a) Borrower shall prosecute such challenge or appeal in good faith, at its own expense and by appropriate legal proceedings, (b) Administrative Agent shall have received assurance reasonably satisfactory to Administrative Agent that (i) such contest will not result in the imposition of any civil or criminal liability or penalty and (ii) neither the value of nor the use of such Property will be impaired or curtailed thereby, (c) Borrower shall have furnished such security as may be required in the proceeding or as may be reasonably requested by Administrative Agent, to insure the cost of compliance, including all interest and penalties in connection therewith, which shall be not less than 110% of the maximum liability of Borrower as reasonably determined by Administrative Agent, and (d) the subject matter of the applicable Law will be addressed to the reasonable satisfaction of Administrative Agent promptly after such contest but in any event prior to the time the security granted to Administrative Agent in the Property shall be subjected to any Lien or otherwise jeopardized in the sole opinion of Administrative Agent. The Property shall not be dependent on any other property or premises or any interest therein other than the Property to fulfill any material requirement of any Legal Requirement, except to the extent such Legal Requirement is fulfilled pursuant to an REA. Borrower shall not permit, by act or omission, any building or other improvement not subject to the Lien of the Mortgage to rely upon the Property or any interest therein to fulfill any material Legal Requirement, except to the extent such Legal Requirement is fulfilled pursuant to an REA. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.20 shall be construed to apply only with respect to the Property.

2.21     Governmental Approvals. Borrower shall keep all required Governmental Approvals relating to the use and/or operation of the Improvements in full force and effect at all times during the term of this Agreement, except with respect to any Governmental Approvals for which the failure to do so could not result in a Material Adverse Effect. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.21 shall be construed to apply only with respect to the Property.

2.22     Special Purpose Entity. Except in the event of (i) a transfer of the Property to FSP Transferee, (ii) a merger of Borrower and FSP Transferee, or (iii) an acquisition of Borrower by FSP Transferee, until the Obligations have been paid in full, Borrower shall preserve and keep in full force and effect its existence as a Special Purpose Entity. Borrower shall not wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person, or permit any subsidiary of Borrower to do so except, in each case, as permitted in the Mortgage or this Agreement. Borrower shall conduct business only in its own name and shall not change its name, identity, or organization structure, or the location of its chief executive office or principal place of business (other than as expressly permitted by the Loan Documents) unless Borrower (a) shall have obtained the prior written consent of Administrative Agent to such change (which is not to be unreasonably withheld, conditioned or delayed), and (b) shall have taken all actions necessary or reasonably requested by Administrative Agent to file or amend any financing statement or continuation statement reasonably required to assure perfection and continuation of perfection of security interests under the Loan Documents.

2.23     Estoppel. Either Administrative Agent or Borrower, within ten (10) Business Days (but no more than twice during any twelve month period, unless requested by Administrative Agent during the continuance of a Default) after the other party’s request, shall furnish to the requesting party a written statement, duly acknowledged, stating that (i) this Agreement, the Notes, the Mortgage and the other Loan Documents are valid and binding obligations of such party, enforceable in accordance with their terms, (ii) the maturity date of the Loans, the unpaid principal balance of the Notes and the aggregate unpaid principal balance of the Loans, (iii) the date to which interest on the Notes is paid, (iv) this Agreement, the Notes, the Mortgage and the other Loan Documents have not been released, subordinated or modified and (v) in the case of Borrower, to its knowledge, there are no offsets or defenses against the enforcement of this Agreement, the Notes, the Mortgage or any other Loan Document. Alternatively, if any of the foregoing statements in clauses (i), (iv) or (v) are untrue, the party issuing such written statement shall specify the reasons therefor in detail.

2.24     Additional Indebtedness. Borrower shall not avail itself of or permit any additional extension of credit or debt of any kind (whether recourse or non-recourse, secured or unsecured) except for (a) Permitted Debt, and (b) the debt incurred in connection with the Loan Documents, in any case, without the prior consent of Administrative Agent, which consent may be withheld or granted at Administrative Agent’s sole discretion. This Section 2.24 shall not apply to Franklin Street Properties Corp. if Franklin Street Properties Corp. acquires the Property, merges with Borrower or acquires Borrower.

2.25     Amendments to Organizational Documents. Borrower shall not amend its Organizational Documents relating to compliance with the Special Purpose Entity requirements or in any other manner which could be reasonably likely to result in a Material Adverse Effect, without the prior written consent of Administrative Agent, not to be unreasonably withheld. This Section 2.25 relating to compliance with the Special Purpose Entity requirements shall not apply to Borrower or FSP Transferee if FSP Transferee acquires the Property, merges with Borrower or acquires Borrower.

2.26     Transactions with Affiliates. Without the prior written consent of Administrative Agent, Borrower shall not engage in any transactions with an Affiliate of Borrower, except for transactions in the ordinary course of business at prices and terms not less favorable to Borrower as could be obtained on an arm’s-length basis from unrelated third parties. Administrative Agent acknowledges and agrees that the agreements listed on Exhibit “G” comply with the foregoing sentence. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.26 shall be construed to apply only with respect to the Property.

2.27     Alterations. Except as permitted by any of the Leases, Administrative Agent’s prior written approval (not to be unreasonably withheld, conditioned or delayed) shall be required in connection with any alterations to any Improvements (including the removal of any fixtures or personal property covered by the Mortgage, unless replaced with similar quality goods) that (a) would reasonably be expected to have a Material Adverse Effect, (b) is reasonably likely to materially compromise the structural integrity of the Improvements, or (c) that are reasonably anticipated to have a cost in excess of $2,500,000. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.27 shall be construed to apply only with respect to the Property.

2.28     Reciprocal Easement Agreements. Borrower shall not enter into, terminate or modify any material terms or conditions contained in any REA without Administrative Agent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Borrower shall enforce, comply with, and cause each of the parties to the REA to comply with all of the material economic terms and conditions contained in the REA. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.28 shall be construed to apply only with respect to the Property.

2.29     Limitation on Distributions. So long as no Default exists and is continuing, Borrower shall not be limited in paying dividends or making distributions to its shareholders. During the continuance of a Default, Borrower shall not pay any dividends to holders of its preferred stock or otherwise make any distributions to its shareholders, in each case without the prior written consent of Administrative Agent; provided, however, Borrower shall be permitted to make any payment of dividends or other distributions based on Borrower’s good faith estimate of its projected or estimated taxable income or otherwise as necessary to retain Borrower’s status as a REIT, to meet the distribution requirements of Section 857 of the Code, or to eliminate any Taxes to which Borrower would otherwise be subject. In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.29 shall be construed to apply only with respect to the Property and the proceeds therefrom.

2.30     Additional Costs. Borrower will pay Administrative Agent, on demand, for the Lenders’ costs or losses arising from any Change in Law which are allocated to this Agreement or any credit outstanding under this Agreement.  The allocation will be made as determined by the Administrative Agent, using any reasonable method.  The costs include, without limitation, the following:

(a)     any reserve or deposit requirements (excluding any reserve requirement already reflected in the calculation of the interest rate in this Agreement); and

(b)     any capital requirements relating to the Lenders’ assets and commitments for credit.

In the event of a transfer of the Property to FSP Transferee, a merger by Borrower with FSP Transferee, or an acquisition of Borrower by FSP Transferee, this Section 2.30 shall be construed to apply only with respect to the Property.

Article 3 - REPRESENTATIONS AND WARRANTIES

To induce Lenders to make the Loans, Borrower hereby represents and warrants to Administrative Agent and Lenders, to Borrower’s actual knowledge, as of the date hereof that except as otherwise disclosed to Administrative Agent in writing:

3.1     Organization; Authorization; Enforceability. Borrower is a Special Purpose Entity duly organized, validly existing and in good standing under the laws of the State of Delaware. Borrower has complied with any and all Laws and regulations concerning its organization, existence and the transaction of its business, and has the right and power to own the Property as contemplated in this Agreement and the other Loan Documents. Borrower is authorized to execute, deliver and perform all of its obligations under the Loan Documents. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Borrower of this Agreement, the other Loan Documents and all other documents executed in connection herewith and therewith except such as have been obtained by Borrower. This Agreement, the other Loan Documents and all other documents executed in connection herewith and therewith are the legal, valid and binding obligations of Borrower, enforceable against Borrower in the accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors’ rights. Borrower has heretofore delivered to Administrative Agent a true and complete copy of the Organizational Documents of Borrower. The structure chart attached hereto as Exhibit “F” sets forth a true, correct and complete representation of Borrower’s organizational structure. Borrower has no employees.

3.2     Applicable Laws; Governmental Approvals.

(a)     Borrower is not to its actual knowledge in any material violation of any Law, regulation or ordinance, or any order of any court or Governmental Authority, and no provision of the Loan Documents violates any covenants or restrictions affecting the Property, any order of any court or Governmental Authority or any contract or agreement binding on Borrower or the Property.

(b)     To the extent required by applicable Law, Borrower has filed all necessary tax returns and reports and has paid all Taxes and Other Charges thereby shown to be owing. To Borrower’s knowledge, except as shown in the Title Policy, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated Improvements that will result in such special or other assessments. To the extent permissible by applicable Law, Borrower shall have the right to timely request an extension with respect to the filing of any tax returns or reports.

(c)     The Land and Improvements comply in all material respects with all Laws, including all subdivision and platting requirements.

(d)     The Improvements comply in all material respects with all Laws regarding access and facilities for handicapped or disabled persons.

(e)     All Governmental Approvals, including without limitation, certificates of completion or occupancy, necessary in connection with the ownership, use, management and operation of the Property have been duly obtained, are in full force and effect, and are held in the name of the Borrower, and to Borrower’s actual knowledge, Borrower is not in default thereunder, except as would otherwise not reasonably be expected to result in a Material Adverse Effect.

(f)     There is no proceeding pending or, to Borrower’s actual knowledge, threatened, that seeks, or may reasonably be expected, to rescind, terminate, modify or suspend any such Governmental Approval nor, to Borrower’s actual knowledge, has any act or omission been committed which could afford any Governmental Authority the right of forfeiture as against the Property, any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents.

3.3     No Broker. No financial advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by Borrower in connection with the Loan.

3.4     Tax Lots; Encroachments.

(a)     Other than as disclosed in the Title Policy or the Survey, the Land owned by Borrower is not part of a larger tract of land owned by Borrower, is not otherwise included under any unity of title or similar covenant with other lands not encumbered by the Mortgage, and constitutes a separate tax lot or lots with a separate tax assessment or assessments for the Land and Improvements, independent of those for any other lands or improvements.

(b)     To Borrower’s actual knowledge, there are no encroachments on the Land other than as disclosed in the Title Policy or the Survey and the Improvements do not encroach upon any adjoining land or adjoining street.

(c)     To Borrower’s actual knowledge, and other than as may be disclosed in the Title Policy or the Survey, all of the Improvements to be developed on the Land lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, so as to materially adversely affect the business or operations of the Property.

3.5     Agreements. Other than as disclosed in the Title Policy or the Survey, Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any zoning or land use ordinance or other Law. Other than as disclosed in the Title Policy or the Survey, Borrower is not a party to any agreement or instrument or subject to any restriction which would materially and adversely affect Borrower or the Property, or Borrower’s business, properties or assets, operations or condition, financial or otherwise. To Borrower’s knowledge, Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or the Property is bound, except in each case, as otherwise would not be reasonably be expected to result in a Material Adverse Effect. Other than as disclosed in the Title Policy or the Survey, Borrower has no material financial obligation under any agreement or instrument to which Borrower is a party or by which Borrower or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property and (b) obligations under the Loan Documents.

3.6     Financial Condition.

(a)     As of March 31, 2012 (the date of the most recent financial statements available), all financial data, including, without limitation, the balance sheets, statements of cash flow, statements of income and operating expense and rent rolls, that have been delivered to Administrative Agent in respect of Borrower and/or the Property, to the extent created by or for Borrower, (a) are true, complete and correct in all material respects, (b) accurately represent the financial condition of Borrower or the Property, as applicable, as of the date of such reports, and (c) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a material adverse effect on the Property or the current and/or intended operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

(b)     Borrower is not subject to any Bankruptcy Action or contemplating filing any Bankruptcy Action, and Borrower has no actual knowledge of any Person contemplating the filing of any Bankruptcy Action against it.

(c)     Borrower is not insolvent (as such term is defined in the Bankruptcy Code) and Borrower will not be rendered insolvent by execution of the Loan Documents or otherwise.

(d)     Borrower has (a) not entered into this transaction or executed any Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such Loan Documents.

3.7     Utility Services. All utility services necessary for the operation and management of all the Land and the Improvements are available at the boundaries of such Land, including electric and heating and cooling facilities, telephone service, water supply, storm and sanitary sewer facilities, except, in each case, as otherwise would not be reasonably expected to result in a Material Adverse Effect. Other than as disclosed in the Title Policy or the Survey, all such utility services cross only dedicated public roads or property subject to properly recorded easements in favor of the utility company providing the service in question.

3.8     Liens. Except as otherwise provided for in the Loan Documents, Borrower has not made any contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property other than Permitted Liens.

3.9     Zoning. Based on the zoning letter issued by the City of Minneapolis, dated July 18, 2012, the current use of the Property complies with all applicable zoning ordinances, regulations and restrictive covenants affecting the Land, all use restrictions of any Governmental Authority having jurisdiction have been satisfied, and no violation of any Law or regulation exists with respect thereto.

3.10     Management Agreement. The Management Agreement is in full force and effect and there is no default thereunder by any party thereto actually known to Borrower, and no event actually known to Borrower has occurred that, with the passage of time and/or the giving of notice would constitute an event of default thereunder. No management fees under any Management Agreement are accrued and unpaid for more than the current month.

3.11     Not a Foreign Person. Borrower is not a foreign corporation, foreign partnership, foreign trust, foreign estate or nonresident alien or a disregarded entity owned by any of them (as those terms are defined in the Internal Revenue Code of 1986), and if requested by Administrative Agent, Borrower will provide a certification certifying such status, together with such additional information as Administrative Agent may reasonably request.

3.12     Flood Zone. Based on the Survey, none of the Improvements on the Property are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards, or, if any portion of the Improvements is located within such area, Borrower has obtained the insurance prescribed in the Mortgage.

3.13     Litigation. There are no actions, suits or proceedings pending, or to the actual knowledge of Borrower, threatened, against or affecting Borrower and/or the Property which, in each case, if adversely determined, shall materially affect the ability of Borrower to perform its obligations hereunder or under any of the Loan Documents, or against the Property or involving the validity or enforceability of the Mortgage or the priority of the Lien thereof, at law or in equity, or before any court or Governmental Authority, and Borrower is not in default or violation with respect to any order, writ, injunction, decree or demand of any court of Governmental Authority. There are no material actions or proceedings pending before any court, quasi-judicial body or administrative agency relating to compliance of the Property with any applicable zoning, subdivision, building, environmental or land use law, ordinance or resolution, which, in each case, if adversely determined, shall materially affect the ability of Borrower to perform its obligations hereunder or under any of the Loan Documents.

3.14     No Conflicts. Neither the execution, delivery or performance of, nor the consummation of the transactions contemplated by, this Agreement, the Mortgage, the Notes or any other Loan Documents will result in a breach of, or constitute a default under any other mortgage, deed of trust, lease, bank loan or credit agreement, articles of organization, operating agreement, corporate charter, bylaws, partnership agreement or other agreement or instrument to which Borrower is a party or by which Borrower or any of its property may be bound or affected.

3.15     Public Access. Other than as disclosed in the Title Policy or the Survey, all easements and rights of way necessary for the utilization of the Improvements for their current uses have been acquired.

3.16     Leases. The rent roll (the “Rent Roll”), attached hereto as Exhibit “E”, contains a true, correct and complete list of all existing Leases for the Property and all information set forth on such Rent Roll is true and correct in all material respects. Borrower represents and warrants to the Administrative Agent and the Lenders with respect to the Leases that: (1) the Leases are valid and in and full force and effect; (2) the Leases (including amendments) are in writing and there are no oral agreements with respect thereto; (3) the copies of the Leases delivered to the Administrative Agent are true and complete in all material respects; (4) except as set forth on Exhibit “E”, to Borrower’s actual knowledge, neither the landlord nor any tenant is in default under any of the applicable Leases; (5) Borrower has no actual knowledge of any notice of termination or default with respect to such Lease; (6) Borrower has not assigned or pledged any of the Leases, the Rents or any interests therein except to the Administrative Agent (on behalf of the Lenders); (7) no tenant or other party has an unexpired option to purchase all or any portion of the Property, except as set forth on Exhibit “E”; (8) to Borrower’s actual knowledge, no tenant has the unilateral right to terminate its Lease prior to expiration of the stated term of such Lease absent the occurrence of any casualty, condemnation or default by Borrower thereunder, except as set forth on Exhibit “E”; and (9) no tenant has prepaid more than one month’s rent in advance (except for security deposits and other charges collected in accordance with the terms of the applicable Lease ).

3.17     Usury. The terms of this Agreement are not usurious and Borrower has no offsets or defenses with respect hereto or with respect to any other Loan Document.

3.18     Condemnation. Borrower has not received any written notice of, nor has any actual knowledge of, any actual or proposed exercise of the power of eminent domain or other taking by any Governmental Authority or quasi-governmental body or agency of all or any portion of the Property or any interest therein.

3.19     Physical Condition. Except as set forth in the “Property Condition Report” delivered on or before the Closing Date, to Borrower’s actual knowledge, the Property, including, without limitation, to the extent applicable, all buildings, improvements, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects, ordinary wear and tear excepted. Except as set forth in such “Property Condition Report”, to Borrower’s actual knowledge, there exists no structural or other material defects or damages in the Property, as a result of a casualty or otherwise. Borrower has not received any written notice from any insurance company or bonding company of any material defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

3.20     Title. Other than as disclosed in the Title Policy or the Survey, Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Liens, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. None of the Permitted Liens, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by the Loan Documents, materially and adversely impairs the use or the operation of the Property or materially impairs Borrower’s ability to pay their obligations in a timely manner. The Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property, subject only to Permitted Liens and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms hereof, in each case subject only to Permitted Liens, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Property which are or may become a Lien (other than a Permitted Lien) prior to, or of equal priority with, the Liens created by the Loan Documents other than those for which the aggregate claims would not constitute a Material Adverse Effect and adequate resources exist for payment.

3.21     Hazardous Materials. Except as disclosed in the environmental reports delivered to Administrative Agent prior to the date hereof, Borrower has no actual knowledge of any Hazardous Materials located on or under the Property or in the vicinity of the Property, and the Property is in material compliance with all applicable Environmental Laws. No written notice has been given to Borrower and, to the actual knowledge of Borrower, no notice has been given to any other party in the chain of title to the Property, by any Governmental Authorities or by any Person claiming any violation of, or requiring compliance with, any such Law, or demanding payment or contribution for environmental damage. No investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials is pending or, to the actual knowledge of Borrower, proposed, threatened or anticipated.

3.22     Insurance. Borrower has obtained and delivered to Administrative Agent certificates of insurance for the Property reflecting the insurance coverages, amounts and other insurance requirements set forth in the Loan Documents. No Person, including Borrower, has done, by act or omission, anything which would materially and adversely impair the coverage of any such policy.

3.23     Reciprocal Easement Agreements

3.23.1     Neither Borrower, nor any other party is currently in default (nor has any notice been given or received with respect to an alleged or current default) under any of the terms and conditions of the REA, and the REA remains unmodified and in full force and effect;

3.23.2     All easements granted pursuant to the REA which were to have survived the site preparation and completion of construction (to the extent that the same has been completed), remain in full force and effect and have not been released, terminated, extinguished or discharged by agreement or otherwise;

3.23.3     All sums due and owing by Borrower to the other parties to the REA (or by the other parties to the REA to the Borrower) pursuant to the terms of the REA, including without limitation, all sums, charges, fees, assessments, costs, and expenses in connection with any taxes, site preparation and construction, non-shareholder contributions, and common area and other property management activities have been paid, are current, and no lien has attached on the Property (or threat thereof been made) for failure to pay any of the foregoing;

3.23.4     The terms, conditions, covenants, uses and restrictions contained in the REA do not conflict in any manner with any terms, conditions, covenants, uses and restrictions contained in any Lease or in any agreement between Borrower and occupant of any peripheral parcel, including without limitation, conditions and restrictions with respect to kiosk placement, tenant restrictions (type, location or exclusivity), sale of certain goods or services, and/or other use restrictions; and

3.23.5     The terms, conditions, covenants, uses and restrictions contained in each Lease do not conflict in any manner with any terms, conditions, covenants, uses and restrictions contained in the REA, any other Lease or in any agreement between Borrower and occupant of any peripheral parcel, including without limitation, conditions and restrictions with respect to kiosk placement, tenant restrictions (type, location or exclusivity), sale of certain goods or services, and/or other use restrictions.

3.24     Anti-Terrorism Laws. Neither Borrower nor any Person who controls Borrower currently is identified by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) or otherwise qualifies as a Embargoed Person. Borrower is not in violation of any applicable law relating to anti money laundering or anti terrorism, including, without limitation, those related to transacting business with Embargoed Persons or the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107 56, and the related regulations issued thereunder, including temporary regulations (collectively, as the same may be amended from time to time, the “Patriot Act”). To Borrower’s knowledge, no tenant at the Property is currently identified by OFAC or otherwise qualifies as an Embargoed Person, or is owned or controlled by an Embargoed Person.

3.25     Patriot Act. Borrower shall not (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the list maintained by OFAC and accessible through the OFAC website) that prohibits or limits any Lender from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower, or (b) fail to provide documentary and other evidence of Borrower’s identity as may be reasonably requested by Administrative Agent or any Lender at any time to enable such person to verify Borrower’s identity or to comply with any applicable law or regulation, including, without limitation, the Patriot Act. In addition, Borrower hereby agrees to provide to Administrative Agent or any Lender any additional information that such Person deems reasonably necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and terrorism. Administrative Agent and Lenders agree not to disclose the identity of preferred stockholders of Borrower, except to the extent required by applicable laws, and to the extent required by applicable laws, such disclosure by Administrative Agent and Lenders shall be subject to the confidentiality provisions set forth in this Agreement.

Article 4- DEFAULT AND REMEDIES

4.1     Events of Default. The occurrence of any one of the following shall be a default under this Agreement (“Default”):

(a)     (i) the principal of any Loans or any interest due hereunder is not paid within five (5) days after due (except for payments at maturity which shall be payable on maturity without any grace period), whether on the scheduled due date or upon mandatory prepayment, acceleration, maturity or otherwise, or (ii) any other Indebtedness is not paid within ten (10) days after notice from Administrative Agent;

(b)     (i) any covenant, agreement, or condition, set forth in Sections 1.8, 2.17, 2.18 or 2.19 hereof is not fully and timely performed, observed or kept, or (ii) any covenant, agreement, or condition, set forth in Sections 2.5, 2.16, 2.22 or 2.24 hereof is not fully and timely performed, observed or kept within five (5) days after notice from Administrative Agent of a failure to perform, observe or keep, or (iii) any other covenant, agreement or condition in any Loan Document (other than covenants to pay the Indebtedness and other than Defaults expressly listed in this Section 4.1) is not fully and timely performed, observed or kept or any representation or warranty in any Loan Document is false or misleading in any material respect and such failure to perform or misrepresentation is not corrected for thirty (30) days after the first to occur of (A) Borrower’s knowledge thereof, or (B) notice from Administrative Agent; provided that, solely with respects covenants, agreements or conditions covered under clause (iii), if such potential default is not an amount due and owing and is not curable within such initial thirty (30) day period then Borrower shall have an additional reasonable period to cure same not to exceed an additional ninety (90) days, provided further that Borrower (1) has commenced to cure such potential default during the initial thirty (30) day period, (2) is at all times diligently and continuously proceeding to cure such potential default and (3) such potential default could not reasonably expected to result in a Material Adverse Effect;

(c)     the occurrence of a “Default” or “Event of Default” under any other Loan Document (taking into account any applicable notice and cure period set forth in such Loan Document);

(d)     Borrower conceals, removes or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof;

(e)     the entry of an unstayed judgment in an aggregate amount exceeding $2,000,000.00 against Borrower, which is not discharged within a period of ten (10) business days after Borrower’s notice thereof, or the issuance of any attachment, sequestration, or similar writ in such amount levied upon any of its property which is not discharged within a period of sixty (60) days after Borrower’s notice thereof;

(f)     any Loan Document, for any reason without Administrative Agent’s specific written consent, ceasing to be in full force and effect, being declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, being challenged or denied by any party thereto other than Administrative Agent in any portion of the Property becoming unenforceable in whole or in part, or ceasing to be of the priority required by the Mortgage, or the validity or enforceability thereof, in whole or in part, being challenged or denied by Borrower or any person obligated to pay any part of the Indebtedness;

(g)     the dissolution of Borrower;

(h)     except as permitted herein, Borrower’s assignment of this Agreement without Administrative Agent’s prior written consent;

(i)     the Liens created pursuant to any Loan Document shall cease to be a fully perfected enforceable first priority security interest;

(j)     Administrative Agent, Lenders, or their respective representatives not being permitted by Borrower, at all reasonable times upon reasonable notice (and at any time, without notice, in the case of an emergency), subject to reasonable rules and regulations relating to safety and the rights of tenants, to enter upon the Property and inspect the Improvements, in each case, in accordance with the terms of this Agreement;

(k)     the occurrence of any Bankruptcy Action with respect to Borrower;

(l)     entry of an order for relief under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction over Borrower or the Property (i) adjudging Borrower bankrupt or insolvent, or (ii) approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Borrower under the United States bankruptcy laws or any other applicable federal or state law, or (iii) other than at the request of Administrative Agent, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower or the Property, any portion thereof or any substantial part of the property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of Borrower and any such decree or order continues unstayed or undismissed and in effect for a period of sixty (60) days;

(m)     any purported termination or revocation of the Environmental Agreement;

(n)     Borrower’s failure to maintain any Swap Contract in accordance with Section 2.5 and Exhibit “O”; and

(o)     Any material default of a material economic provision under the Target Lease occurs and remains uncured (which cure may be undertaken by either Borrower or Target Corporation) after the expiration of the applicable cure period under the Target Lease.

4.2     Remedies. Upon a Default, Administrative Agent may with the consent of, and shall at the direction of the Required Lenders, without notice, exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, Law, equity or otherwise, including (a) declaring any and all Indebtedness immediately due and payable; (b) reducing any claim to judgment; or (c) obtaining appointment of a receiver (to which Borrower hereby consents) and/or judicial or nonjudicial foreclosure under the Mortgage; provided, however, that upon a Default, Administrative Agent at its election may (but shall not be obligated to) without the consent of and shall at the direction of the Required Lenders, without notice, set off and apply, to the extent thereof and to the maximum extent permitted by Law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Administrative Agent or any Lender to or for the credit or account of Borrower against any Indebtedness.

Borrower hereby appoints Administrative Agent as Borrower’s attorney in fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution if Administrative Agent so elects, to do any of the following in Borrower’s name upon the occurrence and during the continuance of a Default: (i) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; (ii) prosecute or defend any action or proceeding incident to the Property; and (iii) pay, settle, or compromise all bills and claims so as to clear title to the Property. Any amounts expended by Administrative Agent itself or on behalf of Lenders to construct or complete the Improvements or in connection with the exercise of its remedies herein shall be deemed to have been advanced to Borrower hereunder as a demand obligation owing by Borrower to Administrative Agent or Lenders as applicable and shall constitute a portion of the Indebtedness, regardless of whether such amounts exceed any limits for Indebtedness otherwise set forth herein. Neither Administrative Agent nor Lenders shall have any liability to Borrower for the sufficiency or adequacy of any such actions taken by Administrative Agent.

No delay or omission of Administrative Agent or Lenders to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission on the part of Administrative Agent or Lenders to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of the Mortgage following any Default as aforesaid, or any other option granted to Administrative Agent and Lenders hereunder in any one or more instances, or the acceptances by Administrative Agent or Lenders of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Administrative Agent and/or Lenders is intended to be exclusive of any other remedies provided for in any Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under any Note or any of the other Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given to Administrative Agent and Lenders by this Agreement, any Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against Borrower, or the Property or any part thereof, or any personal property granted as security under the Loan Documents, and every right, power and remedy given by this Agreement, any Note or any of the other Loan Documents may be exercised from time to time as often as may be deemed expedient by the Required Lenders.

Regardless of how a Lender may treat payments received from the exercise of remedies under the Loan Documents for the purpose of its own accounting, for the purpose of computing the Indebtedness, payments shall be applied as elected by Lenders. No application of payments will cure any Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of Administrative Agent and Lenders hereunder or thereunder or at Law or in equity.

Article 5 - ADMINISTRATIVE AGENT

5.1     Appointment and Authorization of Administrative Agent.

(a)     Each Lender hereby irrevocably (subject to Section 5.9) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b)     [Intentionally Omitted].

(c)     No individual Lender or group of Lenders shall have any right to amend or waive, or consent to the departure of any party from any provision of any Loan Document, or secure or enforce the obligations of Borrower or any other party pursuant to the Loan Documents, or otherwise, except for the Administrative Agent to the extent expressly provided in this Agreement. All such rights, on behalf of Administrative Agent or any Lender or Lenders, shall be held and exercised solely by and at the option of Administrative Agent for the pro rata benefit of the Lenders. Such rights, however, are subject to the rights of a Lender or Lenders, as expressly set forth in this Agreement, to approve matters or direct Administrative Agent to take or refrain from taking action as set forth in this Agreement. Except as expressly otherwise provided in this Agreement or the other Loan Documents, Administrative Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights, or taking or refraining from taking any actions which Administrative Agent is expressly entitled to exercise or take under this Agreement and the other Loan Documents, including, without limitation, (i) the determination if and to what extent matters or items subject to Administrative Agent’s satisfaction are acceptable or otherwise within its discretion, (ii) the making of Administrative Agent Advances, and (iii) the exercise of remedies pursuant to, but subject to, Article 4 or pursuant to any other Loan Document, and any action so taken or not taken shall be deemed consented to by Lenders.

(d)     In case of the pendency of any Bankruptcy Action, receivership, liquidation, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Borrower, no individual Lender or group of Lenders shall have the right, and the Administrative Agent (irrespective of whether the principal of the Loans shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be exclusively entitled and empowered on behalf of itself and the Lenders, by intervention in such proceeding or otherwise:

(i)     to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 6.10 allowed in such judicial proceeding); and

(ii)     to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 6.10.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of the Lenders except as approved by Required Lenders or to authorize Administrative Agent to vote in respect of the claims of Lenders except as approved by Required Lenders in any such proceeding.

5.2     Delegation of Duties. Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel and other consultant experts concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects with reasonable care.

5.3     Liability of Administrative Agent. No Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of Lenders for any recital, statement, representation or warranty made by Borrower or any subsidiary or Affiliate of Borrower, or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or any of its Affiliates.

5.4     Reliance by Administrative Agent. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel (including counsel to any party to the Loan Documents), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document that requires the consent of Required Lenders or all Lenders unless it shall first receive such advice or concurrence (or the deemed concurrence) of the Required Lenders or all Lenders if required hereunder as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or such greater number of Lenders as may be expressly required hereby in any instance, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. In the absence of written instructions from the Required Lenders or such greater number of Lenders, as expressly required hereunder, Administrative Agent may take or not take any action, at its discretion, unless this Agreement specifically requires the consent of the Required Lenders or such greater number of Lenders.

5.5     Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default that Administrative Agent determines will have a Material Adverse Effect. Administrative Agent will notify Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Default as may be requested by the Required Lenders in accordance with Article 4; provided, however, that unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of Lenders.

5.6     Credit Decision; Disclosure of Information by Administrative Agent.

(a)     Each Lender acknowledges that none of Agent-Related Persons has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lenders as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower.

(b)     Administrative Agent upon its receipt shall provide each Lender such notices, reports and other documents expressly required to be furnished to Lenders by Administrative Agent herein. To the extent not already available to a Lender, Administrative Agent shall also provide the Lender and/or make available for the Lender’s inspection during reasonable business hours and at the Lender’s expense, upon the Lender’s written request therefor: (i) copies of the Loan Documents; (ii) such information as is then in Administrative Agent’s possession in respect of the current status of principal and interest payments and accruals in respect of the Loan; (iii) copies of all current financial statements in respect of Borrower or other person liable for payment or performance by Borrower of any obligations under the Loan Documents, then in Administrative Agent’s possession with respect to the Loans; and (iv) other current factual information then in Administrative Agent’s possession with respect to the Loans and bearing on the continuing creditworthiness of Borrower, or any of their respective Affiliates; provided that nothing contained in this Section shall impose any liability upon Administrative Agent for its failure to provide a Lender any of such Loan Documents, information, or financial statements, unless such failure constitutes willful misconduct or gross negligence on Administrative Agent’s part; and provided further that Administrative Agent shall not be obligated to provide any Lender with any information in violation of Law or any contractual restrictions on the disclosure thereof (provided such contractual restrictions shall not apply to distributing to a Lender factual and financial information expressly required to be provided herein). Except as set forth above, Administrative Agent shall not have any duty or responsibility to provide any Lenders with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or any of its Affiliates which may come into the possession of any of Agent-Related Persons.

5.7     Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, to the extent that Administrative Agent is not reimbursed by or on behalf of Borrower, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out of pocket expenses (including attorney fees) incurred by Administrative Agent as described in Section 6.10. The undertaking in this Section shall survive the payment of all Indebtedness hereunder and the resignation or replacement of Administrative Agent.

5.8     Administrative Agent in Individual Capacity. Administrative Agent, in its individual capacity, and its Affiliates may make loans to, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any party to the Loan Documents and their respective Affiliates as though Administrative Agent were not Administrative Agent hereunder and without notice to or consent of Lenders. Lenders acknowledge that Borrower and Bank of America, N.A. or its Affiliate have entered or may enter into Swap Transactions. Lenders acknowledge that, pursuant to such activities, Bank of America, N.A. or its Affiliates may receive information regarding any party to the Loan Documents, or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of such parties or such parties’ Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them. With respect to its Pro Rata Share of the Loans, Bank of America, N.A. shall have the same rights and powers under this Agreement as any other Lenders and may exercise such rights and powers as though it were not Administrative Agent or party to Swap Transactions, and the terms “Lender” and “Lenders” include Bank of America, N.A. in its individual capacity.

5.9     Successor Administrative Agent. Administrative Agent may, and at the request of the Required Lenders as a result of Administrative Agent’s gross negligence or willful misconduct in performing its duties under this Agreement shall, resign as Administrative Agent upon 30 days’ notice to Lenders. If Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among Lenders a successor administrative agent for Lenders, which successor administrative agent shall be consented to by the Borrower (which consent shall not be unreasonably withheld, conditioned or delayed) at all times other than during the continuance of a Default (which consent of the Borrower shall not be required). If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and obtaining Borrower’s approval, which approval shall not be unreasonably withheld, conditioned or delayed (provided that during the continuance of a Default, no such approval shall be required), a successor administrative agent from among Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent hereunder shall be terminated without any other or further act or deed on the part of such retiring Administrative Agent or any other Lender. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article and other applicable Sections of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

5.10     Acquisition and Transfers of Collateral.

(a)     If all or any portion of the Loan collateral is acquired by foreclosure or by deed in lieu of foreclosure, Administrative Agent shall take title to the collateral in its name or by an Affiliate of Administrative Agent, but for the benefit of all Lenders in their Pro Rata Shares on the date of the foreclosure sale or recordation of the deed in lieu of foreclosure (the “Acquisition Date”). Administrative Agent and all Lenders hereby expressly waive and relinquish any right of partition with respect to any collateral so acquired. After any collateral is acquired, Administrative Agent shall appoint and retain one or more persons (individually and collectively, “Property Manager”) experienced in the management, leasing, sale and/or dispositions of similar properties.

After consulting with the Property Manager, Administrative Agent shall prepare a written plan for the operation, management, maintenance, repair, sale and disposition of the Loan collateral and a budget for the aforesaid, which may include a reasonable management fee payable to Administrative Agent (the “Business Plan”). Administrative Agent will deliver the Business Plan not later than the sixtieth (60th) day after the Acquisition Date to each Lender with a written request for approval of the Business Plan. If the Business Plan is approved by the Required Lenders, Administrative Agent and the Property Manager shall adhere to the Business Plan until a different Business Plan is approved by the Required Lenders. Administrative Agent may propose an amendment to the Business Plan as it deems appropriate, which shall also be subject to Required Lender approval. If the Business Plan (as may be amended) proposed by Administrative Agent is not approved by the Required Lenders, (or if sixty (60) days have elapsed following the Acquisition Date without a Business Plan being proposed by Administrative Agent), any Lender may propose an alternative Business Plan, which Administrative Agent shall submit to all Lenders for their approval. If an alternative Business Plan is approved by the Required Lenders, Administrative Agent may appoint one of the approving Lenders to implement the alternative Business Plan. Notwithstanding any other provision of this Agreement, unless in violation of an approved Business Plan or otherwise in an emergency situation, Administrative Agent shall, subject to subsection (a) of this Section, have the right but not the obligation to take any action in connection with the Loan collateral (including those with respect to Taxes, Insurance Premiums, completion of construction, operation, management, improvement, maintenance, repair, sale and disposition), or any portion thereof.

(b)     Upon request by Administrative Agent or Borrower at any time, Lenders will confirm in writing Administrative Agent’s authority to sell, transfer or release any such liens of particular types or items of Loan collateral pursuant to this Section; provided, however, that (i) Administrative Agent shall not be required to execute any document necessary to evidence such release, transfer or sale on terms that, in Administrative Agent’s opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the transfer, release or sale without recourse, representation or warranty, and (ii) such transfer, release or sale shall not in any manner discharge, affect or impair the obligations of Borrower other than those expressly being released.

(c)     If only two (2) Lenders exist at the time Administrative Agent receives a purchase offer for Loan collateral for which one of the Lenders does not consent within ten (10) Business Days after notification from Administrative Agent, the consenting Lender may offer (“Purchase Offer”) to purchase all of non-consenting Lender’s right, title and interest in the collateral for a purchase price equal to non-consenting Lender’s Pro Rata Share of the net proceeds anticipated from such sale of such collateral (as reasonably determined by Administrative Agent, including the undiscounted face principal amount of any purchase money obligation not payable at closing) (“Net Sales Proceeds”). Within ten (10) Business Days thereafter the non-consenting Lender shall be deemed to have accepted such Purchase Offer unless the non-consenting Lender notifies Administrative Agent that it elects to purchase all of the consenting Lender’s right, title and interest in the collateral for a purchase price payable by the non-consenting Lender in an amount equal to the consenting Lender’s Pro Rata Share of the Net Sales Proceeds. Any amount payable hereunder by a Lender shall be due on the earlier to occur of the closing of the sale of the collateral or 90 days after the Purchase Offer, regardless of whether the collateral has been sold.

5.11     Application of Payments. Except as otherwise provided below with respect to Defaulting Lenders, aggregate principal and interest payments, payments for Indemnified Liabilities and/or foreclosure or sale of the collateral, and net operating income from the collateral during any period it is owned by Administrative Agent on behalf of the Lenders (“Payments”) shall be apportioned pro rata among Lenders and payments of any fees (other than fees designated for Administrative Agent’s separate account) shall, as applicable, be apportioned pro rata among Lenders. Notwithstanding anything to the contrary in this Agreement, all Payments due and payable to Defaulting Lenders shall be due and payable to and be apportioned pro rata among Administrative Agent and Electing Lenders. Such apportionment shall be in the proportion that the Defaulting Lender Payment Amounts paid by them bears to the total Defaulting Lender Payment Amounts of such Defaulting Lender. Such apportionment shall be made until the Administrative Agent and Lenders have been paid in full for the Defaulting Lender Payment Amounts. All pro rata Payments shall be remitted to Administrative Agent and all such payments not constituting payment of specific fees, and all proceeds of the Loan collateral received by Administrative Agent, shall be applied first, to pay any fees, indemnities, costs, expenses (including those in Section 5.7) and reimbursements then due to Administrative Agent from Borrower; second, to pay any fees, costs, expenses and reimbursements then due to Lenders from Borrower; third, to pay pro rata interest and late charges due in respect of the Indebtedness and Administrative Agent Advances; fourth, to pay or prepay pro rata principal of and to secure any Administrative Agent Advances; fifth, to pay any Loans outstanding; sixth, to pay any indebtedness of Borrower under Swap Transactions; and last, to Borrower, if required by law, or Lenders in Pro Rata Share percentages equal to their percentages at the termination of the Aggregate Commitments.

5.12     Benefit. The terms and conditions of this Article are inserted for the sole benefit of Administrative Agent and Lenders; the same may be waived in whole or in part, with or without terms or conditions, without prejudicing Administrative Agent’s or Lenders’ rights to later assert them in whole or in part.

5.13     Co Agents; Lead Managers. None of the Lenders or other persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “co agent,” “book manager,” or “lead manager,” “arranger,” “lead arranger” or “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of Lenders or other persons so identified as a “syndication agent,” “documentation agent,” “co-agent” or “lead manager” shall have or be deemed to have any fiduciary relationship with any Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any of Lenders or other persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Article 6 - GENERAL TERMS AND CONDITIONS

6.1     Consents; Borrower’s Indemnity. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Administrative Agent’s or Lenders’ judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Administrative Agent or Lenders; (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Administrative Agent or Lenders; and (c) free from any limitation or requirement of reasonableness. Notwithstanding any approvals or consents by Administrative Agent or Lenders, neither Administrative Agent nor any Lender has any obligation or responsibility whatsoever for the adequacy, form or content of any budget, any appraisal, any contract, any Lease, or any other matter incident to the Property. Any inspection, appraisal or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Administrative Agent shall be for Administrative Agent’s and Lenders’ protection only, and shall not constitute an assumption of responsibility to Borrower or anyone else with regard to the condition, value, maintenance or operation of the Property, or relieve Borrower of any of Borrower’s obligations. Neither Administrative Agent nor any Lender has any duty to supervise or to inspect the Property. Neither Administrative Agent nor any Lender shall be liable or responsible for, and Borrower shall indemnify each Agent-Related Person and each Lender and their respective Affiliates, directors, officers, agents, attorneys and employees (collectively, the “Indemnitees”) from and against: (a) any claim, action, loss or cost (including reasonable attorney’s fees and costs but excluding consequential or indirect damages unless such consequential or indirect damages are incurred and required to be paid by Administrative Agent or a Lender to a third-party) arising from or relating to (i) any defect in the Property or the Improvements, (ii) any failure to protect or insure the Improvements, (iii) in connection with the protection and preservation of the Loan collateral (including those with respect to filing, registration and recording fees, recordation and transfer taxes, title search or examination fees, engineer fees, Taxes, Insurance Premiums, operation, management, improvements, maintenance, repair, sale and disposition), (iv) the performance of any obligation of Borrower hereunder, (v) any transaction, act, omission, event or circumstance in any way connected with the Property including, but not limited to, any bodily injury, death or property damage occurring in, upon or in the vicinity of the Property through any cause whatsoever at any time or (vi) any Lease; (b) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorney fees and costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered by Borrower in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment or Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto; (c) any and all claims, demands, actions or causes of action arising out of or relating to the use of Information (as defined in Section 6.6) or other materials obtained through internet, Intralinks or other similar information transmission systems in connection with this Agreement, except if as a result of such Indemnitee’s breach of the terms of Section 6.6; and (d) any and all liabilities, losses, costs or expenses (including reasonable attorney fees and costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding and whether it is defeated, successful or withdrawn, (all the foregoing, collectively, the “Indemnified Liabilities”); provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee (or its Affiliates, directors, officers, agents, attorneys and/or employees). Nothing, including any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Administrative Agent or Lenders. Inspection shall not constitute an acknowledgment or representation by Administrative Agent or any Lender that there has been or will be compliance with the Loan Documents, or applicable Laws, governmental requirements and restrictive covenants. Administrative Agent’s failure to inspect shall not constitute a waiver of any of Administrative Agent’s or Lenders’ rights under the Loan Documents or at Law or in equity. Notwithstanding the foregoing, Borrower’s indemnity obligations under this Section 6.1 shall not apply to events or circumstances occurring after the payoff of the Loans.

6.2     Miscellaneous. This Agreement may be executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The Loan Documents are for the sole benefit of Administrative Agent, Lenders and Borrower and are not for the benefit of any third party. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons, entities or circumstances. Time shall be of the essence with respect to Borrower’s, Administrative Agent’s and each Lender’s obligations under the Loan Documents. This Agreement, and its validity, enforcement and interpretation, shall be governed by New York law pursuant to Section 5-1401 of General Obligations of the Laws of the State of New York (without regard to any conflict of Laws principles) and applicable United States federal Law.

6.3     Notices.

6.3.1     Modes of Delivery; Changes. Except as otherwise provided herein, all notices, and other communications required or which any party desires to give under this Agreement or any other Loan Document shall be in writing. Unless otherwise specifically provided in such other Loan Document, all such notices and other communications shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier, by registered or certified United States mail, postage prepaid, by facsimile (with, subject to Subsection 6.3.2 below, a confirmatory duplicate copy sent by first class United States mail), or by electronic mail (pursuant to procedures approved by Administrative Agent, provided that approval of such procedures may be limited to particular notices or communications) addressed to the party to whom directed, addressed to Borrower at the addresses set forth at the end of this Agreement or to Administrative Agent or Lenders at the addresses specified for notices on the Schedule of Lenders (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given and received either (i) at the time of personal delivery or, (ii) in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, (iii) in the case of facsimile, upon receipt, or (iv) in the case of electronic mail upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient; provided, however, that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason. Notwithstanding the foregoing or anything to the contrary herein, Borrower shall be entitled to deal exclusively with Administrative Agent and Borrower’s delivery of any notice, report, document, information or other item to Administrative Agent shall be deemed, with respect to Borrower as having been timely delivered to any Lender to the extent Borrower shall be obligated to send the same to any Lender hereunder.

6.3.2     Effectiveness of Facsimile Documents and Signatures. The Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all parties to the Loan Documents. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

6.3.3     Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such person on each notice purportedly given by or on behalf of Borrower. If a Lender does not notify or inform Administrative Agent of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement or with respect to which its consent, approval or agreement is otherwise requested by Administrative Agent, in connection with the Loans or any matter pertaining to the Loans, within ten (10) Business Days after such consent, approval or agreement is requested by Administrative Agent, such Lender shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question; provided that such deeming provision shall run solely to the benefit of Administrative Agent and the other Lenders and in no event shall run to the benefit of Borrower or any of their respective Affiliates.

6.4     Payments Set Aside. To the extent that any payment by or on behalf of Borrower is made to Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law, to a depository (including Administrative Agent, any Lender or its or their Affiliates) for returned items or insufficient collected funds, or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

6.5     Successors and Assigns.

(a)     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender except as otherwise permitted by the Loan Documents, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)     Notwithstanding the foregoing, so long as no Event of Default exists, Borrower may (i) transfer the Property to, (ii) merge with, or (iii) be acquired by Franklin Street Properties Corp., or a wholly owned subsidiary of Franklin Street Properties Corp. (a “FSP Transferee”), and this Agreement shall remain in full force and effect, provided that:

(i)     FSP Transferee assumes and agrees to pay the Obligations as and when due and, prior to or concurrently with the closing of such transfer, FSP Transferee shall execute, without any cost or expense to Administrative Agent, such documents and agreements as Administrative Agent shall reasonably require to evidence and effectuate said assumption;

(ii)     Borrower and FSP Transferee, without any cost to Administrative Agent, shall furnish any information requested by Administrative Agent for the preparation of, and shall authorize Administrative Agent to file, new financing statements and financing statement amendments and other documents to the fullest extent permitted by applicable law, and shall execute any additional documents reasonably requested by Administrative Agent;

(iii)     Borrower shall have delivered to Administrative Agent, without any cost or expense to Administrative Agent, such endorsements to Administrative Agent’s Title Policy insuring that fee simple title to the Property is vested in FSP Transferee (if applicable), hazard insurance endorsements or certificates and other similar materials as Administrative Agent may deem necessary at the time of the transfer, all in form and substance satisfactory to Administrative Agent;

(iv)     FSP Transferee shall have furnished to Administrative Agent, if FSP Transferee is a corporation, partnership, limited liability company or other entity, all appropriate papers evidencing FSP Transferee’s organization and good standing, and the qualification of the signers to execute the assumption of the Obligations, which papers shall include certified copies of all documents relating to the organization and formation of FSP Transferee and of the entities, if any, which are partners or members of FSP Transferee. FSP Transferee and such constituent partners, members or shareholders of Transferee (as the case may be), as Administrative Agent shall require, shall comply with the covenants set forth in Article 2 hereof, to the extent applicable to the FSP Transferee; provided, however, (x) the covenants contained in Sections 2.3, 2.8, 2.9, 2.12, 2.16, 2.17, 2.20, 2.21, 2.26, 2.27, 2.28, 2.29 and 2.30 shall apply only with respect to the Property or shall apply as expressly set forth in such Sections in the event Borrower (i) transfers the Property to FSP Transferee; (ii) merges with FSP Transferee; or (iii) is acquired by FSP Transferee, (y) the FSP Transferee shall not be required to comply with Section 2.22 (Special Purpose Entity) or 2.25 (Amendments to Organizational Documents) with respect to compliance with the Special Purposes Entity requirements; and (z) Franklin Street Properties Corp. shall not be required to comply with Section 2.24 (Additional Indebtedness).

(v)     FSP Transferee shall assume the obligations of Borrower under any Management Agreement or provide a new management agreement with a new manager which meets with the requirements of Section 2.4 hereof and assign to Administrative Agent as additional security such new management agreement;

(vi)     FSP Transferee shall furnish an opinion of counsel satisfactory to Administrative Agent and its counsel may reasonably request; and

(vii)     If the FSP Transferee is not Franklin Street Properties Corp., then Franklin Street Properties Corp. shall execute a joinder to this Agreement, thereby agreeing to be bound by the provisions of Section 7.1.2 hereof.

(c)     Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and Pro Rata Share of the Loans at the time owing to it); provided that:

(i)     except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and Pro Rata Share of the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund as defined in subsection (i) of this Section with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes its Pro Rata Share of the Loans outstanding) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent, shall not be less than $10,000,000 unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

(ii)     each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to its Pro Rata Share of the Loans and the Commitment assigned;

(iii)     any assignment of a Commitment must be approved by Administrative Agent and, so long as no Default has occurred and is then continuing, Borrower, unless the person that is the proposed assignee is itself a Lender or an Affiliate or Approved Fund thereof (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and

(iv)     the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500.

Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (d) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement arising or relating to the period following the effective date specified in each Assignment and Assumption (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of this Agreement with respect to Borrower’s obligations surviving termination of this Agreement). Upon request, Administrative Agent shall prepare and Borrower shall execute and deliver a Note (“Replacement Note”) to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (e) of this Section.

(d)     Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of each Lender’s Pro Rata Share of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e)     Any Lender may, without the consent of, but with prior notice to Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or its Pro Rata Share of the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (iv) except to the extent consented to by Administrative Agent in its sole discretion with respect to each participation, any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement.

(f)     Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g)     A Participant shall not be entitled to receive any greater payment under Sections 1.7, 1.8 or 1.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

(h)     Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto and no such pledge or assignment shall result in any increased cost or expense to Borrower under Section 1.7, 1.8 or 1.10, increase the liabilities or obligations of Borrower under the Loan Documents or diminish the rights of Borrower under the Loan Documents.

(i)     If the consent of Borrower to an assignment or to an assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the provision to the first sentence of subsection (c) above), Borrower shall be deemed to have given its consent ten (10) Business Days after the date notice thereof has been delivered by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Borrower prior to such tenth Business Day.

(j)     Borrower acknowledges that Bank of America, N.A. may elect to syndicate a portion of the Loans to one or more Lenders provided that each such Lender is an Eligible Assignee (the “Syndication”) and in connection therewith, Borrower will take all actions as Administrative Agent may reasonably request to assist Arranger in its Syndication effort. Without limiting the generality of the foregoing, Borrower shall, at the request of Arranger (i) facilitate the review of the Loans and the Property by any prospective lender; (ii) assist Arranger and otherwise cooperate with Arranger in the preparation of information offering materials (which assistance may include reviewing and commenting on drafts of such information materials and drafting portions thereof); (iii) deliver updated information on Borrower and the Property; (iv) make representatives of Borrower available at reasonable times and upon reasonable notice to meet with prospective lenders at tours of the Property and bank meetings; (v) facilitate direct contact between the senior management and advisors of Borrower and any prospective lender; and (vi) provide Arranger with all information reasonably deemed necessary by it to complete the Syndication successfully. Administrative Agent and each Lender hereby acknowledges and agrees that such cooperation with the Syndication shall be at no cost or expense to Borrower (other than Borrower’s own expenses) except to the extent provided in the Fee Letter.

(k)     As used herein, the following terms have the following meanings:

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other person (other than a natural person) approved by the Administrative Agent and, unless a Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld, conditioned or delayed, subject to the requirements of Section 6.5(c).

“Fund” means any person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial real estate loans and similar extensions of credit in the ordinary course of its business.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

6.6     Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any Swap Transaction or credit derivative transaction relating to obligations of Borrower; (g) with the consent of the Borrower; or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, all such information shall be deemed to be confidential unless the Borrower has clearly and conspicuously marked such information as “PUBLIC” on the first page thereof. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the Loan and Loan Documents.

Administrative Agent and Lenders acknowledge and agree that Borrower (i) is a public reporting company with the United States Securities and Exchange Commission (the “SEC”); (ii) does not need to seek approval from or give notice to Administrative Agent or any Lender to make any filing with the SEC; and (iii) is permitted to “go private” at any time, without notice to or approval from Administrative Agent or any Lender.

6.7     Set-off. In addition to any rights and remedies of Administrative Agent and Lenders provided by Law, upon the occurrence and during the continuance of any Default, Administrative Agent and each Lender is authorized at any time and from time to time, without prior notice to Borrower any such notice being waived by Borrower, to set-off and apply any and all deposits, general or special, time or demand, provisional or final, any time owing by Administrative Agent or such Lender hereunder or under any other Loan Document to or for the credit or the account of Borrower against any and all Indebtedness of Borrower, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Indebtedness may be contingent or unmatured or denominated in a currency different from that of the applicable depositor indebtedness. Each Lender agrees promptly to notify Borrower and Administrative Agent after any such set off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set off and application.

6.8     Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the portions of the Loans advanced by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the portions of the Loans made by them, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such portions of the Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 6.4 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered without further interest thereon. Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all its rights of payment (including the right of set-off), but subject to Section 6.7 with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation, provided that such participant shall not be entitled to obtain an amount greater than its applicable Lender would be entitled to. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

6.9     Amendments; Survival. Administrative Agent and Lenders shall be entitled to amend (whether pursuant to a separate intercreditor agreement or otherwise) any of the terms, conditions or agreements set forth in Article 5 (other than with respect to the rights granted to Borrower pursuant to Section 5.9, which shall, to the extent applicable, require the Borrower’s consent) or as to any other matter in the Loan Documents respecting payments to Administrative Agent or Lenders or the required number of the Lenders to approve or disapprove any matter or to take or refrain from taking any action, without the consent of Borrower or any other person or the execution by Borrower or any other person of any such amendment or intercreditor agreement. Subject to the foregoing, Administrative Agent may amend or waive any provision of this Agreement or any other Loan Document, or consent to any departure by any party to the Loan Documents therefrom which amendment, waiver or consent is intended to be within Administrative Agent’s discretion or determination, or otherwise in Administrative Agent’s reasonable determination is ministerial in nature; provided, however, that otherwise no such amendment, waiver or consent shall be effective unless in writing, signed by the Required Lenders and Borrower or the applicable party to the Loan Documents, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; and provided further that no such amendment, waiver or consent shall:

(a)     extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 4.2), without the written consent of such Lender (it being understood that a waiver of a Default shall not constitute an extension or increase in any Lender’s Commitment);

(b)     postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby;

(c)     reduce the principal of, or the rate of interest specified herein on, any portion of the Loans or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that the Administrative Agent may waive any obligation of the Borrower to pay interest at the Default Rate and/or late charges for periods of up to thirty days, and only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the Default Rate or late charges thereafter, or to amend the definition of “Default Rate” or “late charges”;

(d)     change the percentage of the combined Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder, without the written consent of each Lender;

(e)     change the definition of “Pro Rata Share” or “Required Lender” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f)     amend this Section, or Section 6.8, without the written consent of each Lender;

(g)     release the liability of Borrower without the written consent of each Lender (except as permitted by Section 2.20(c));

(h)     permit the sale, transfer, pledge, mortgage or assignment of any material Loan collateral or any direct or indirect interest in Borrower, except as expressly permitted under the Loan Documents, without the written consent of each Lender; or

(i)     transfer or release any lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of the Lenders transfer or sell, any Loan collateral except as permitted in Section 5.10, without the written consent of each Lender;

and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased without the consent of such Lender.

This Agreement shall continue in full force and effect until the Indebtedness is paid or otherwise satisfied in full and all of Administrative Agent’s and Lenders’ obligations under this Agreement are terminated; and all representations and warranties and all provisions herein for indemnity of the Indemnitees, Administrative Agent and Lenders (and any other provisions herein specified to survive) shall survive payment in full, satisfaction or discharge of the Indebtedness, the resignation or removal of Administrative Agent or replacement of any Lender, and any release or termination of this Agreement or of any other Loan Documents.

6.10     Costs and Expenses. Without limiting any Loan Document and to the extent not prohibited by applicable Laws, Borrower shall pay when due, shall reimburse to Administrative Agent within ten (10) Business Days of written demand and shall indemnify Administrative Agent from, all reasonable actual out-of-pocket fees, costs, and expenses paid or incurred by (i) Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested by Borrower from time to time) and (ii) Administrative Agent or any Lender, in connection with the disbursement, administration or collection of the Loans the enforcement of the obligations of Borrower or the exercise of any right or remedy of Administrative Agent or any Lender, including in the case of (i) and (ii) (a) all reasonable out-of-pocket fees and expenses of Administrative Agent’s counsel and, in the case of collection and enforcement, each Lender’s counsel; (b) Appraisal, re appraisal and survey costs performed in connection with closing and to the extent otherwise required to be paid by Borrower under this Agreement; (c) title insurance charges and premiums in connection with closing or as otherwise expressly provided herein; (e) title search or examination costs, including abstracts, abstractors’ certificates and uniform commercial code searches performed in connection with closing or as otherwise expressly provided herein; (d) judgment and tax lien searches for Borrower performed in connection with closing or as otherwise expressly provided herein; (f) escrow fees charged by the title company in connection with closing; (g) fees and costs of environmental investigations, site assessments and remediations; (h) recordation taxes, documentary taxes, transfer taxes and mortgage taxes in connection with closing and to the extent otherwise required to be paid by Borrower under this Agreement; (i) filing and recording fees in connection with closing and to the extent otherwise required to be paid by Borrower under this Agreement; and (j) loan brokerage fees; provided, however that Borrower obligation any fees incurred in connection with a Syndication shall be subject to the restrictions set forth in the Fee Letter. Borrower shall pay all costs and expenses incurred by Administrative Agent, including reasonable attorneys’ fees, if the obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, appellate, administrative or bankruptcy proceedings. Borrower shall pay all costs and expenses of complying with the Loan Documents. Borrower’s obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the payment in full of the Indebtedness, the release or reconveyance of any of the Loan Documents, the foreclosure of the Mortgage or conveyance in lieu of foreclosure, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

6.11     Tax Forms.

(a)     (i)     Each Lender, and each holder of a participation interest herein, that is not a “United States person” (a “Foreign Lender”) within the meaning of Section 7701(a)(30) of the Code shall, to the extent it is legally able to do so, deliver to Administrative Agent, prior to receipt of any payment subject to withholding (or upon accepting an assignment or receiving a participation interest herein), two duly signed completed copies of either Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to a complete exemption from, or reduction of, withholding on all payments to be made to such Foreign Lender by Borrower pursuant to this Agreement) or Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by Borrower pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence satisfactory to Borrower and Administrative Agent that such Foreign Lender is entitled to an exemption from or reduction of, United States withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States Laws and regulations to avoid, or such evidence as is satisfactory to Borrower and Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by Borrower pursuant to the Loan Documents, (B) promptly notify Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lenders, and as may be reasonably necessary (including the re-designation of its Lending Office, if any) to avoid any requirement of applicable Laws that Borrower makes any deduction or withholding for taxes from amounts payable to such Foreign Lender. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(ii)     Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of United States Internal Revenue Service Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

(iii)     Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 1.10, (A) with respect to any Additional Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an United States Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY pursuant to this subsection (a) of this Section, or (B) if such Lender shall have failed to satisfy the foregoing provisions of this subsection (a); provided that if such Lender shall have satisfied the requirement of this subsection (a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this subsection (a) shall relieve Borrower of its obligation to pay any amounts pursuant to Section 1.10 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

(iv)     The Administrative Agent may, without reduction, withhold any Additional Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which Borrower is not required to pay additional amounts under this subsection (a).

(b)     Upon the request of Administrative Agent, each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to Administrative Agent two duly signed completed copies of United States Internal Revenue Service Form W-9. If such Lender fails to deliver such forms, then Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, and Borrower shall not be required to pay such Lender any amounts attributable to Additional Taxes resulting therefrom.

(c)     If any Governmental Authority asserts that Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify Administrative Agent therefor, including all penalties and interest and costs and expenses (including attorney fees) of Administrative Agent. The obligation of Lenders under this subsection shall survive the removal or replacement of a Lender, the payment of all Indebtedness, the resignation or replacement of Administrative Agent and termination of this Agreement and/or any other Loan Document.

6.12     Further Assurances. Borrower will, upon Administrative Agent’s request, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as Administrative Agent deems reasonably necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument Administrative Agent deems reasonably necessary, desirable, or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed reasonably necessary, desirable or proper by Administrative Agent to comply with the requirements of any agency having jurisdiction over Administrative Agent. In addition, at any time, and from time to time, upon request by Administrative Agent or any Lender, Borrower will, at Borrower’s expense, provide any and all further instruments, certificates and other documents as may, in the reasonable opinion of Administrative Agent or such Lender, be necessary or desirable in order to verify Borrower’s identity and background in a manner reasonably satisfactory to Administrative Agent or such Lender.

6.13     Inducement to Lenders. The representations and warranties contained in this Agreement and the other Loan Documents (a) are made to induce Lenders to make the Loans and extend any other credit to or for the account of the Borrower pursuant hereto, and Administrative Agent and Lenders are relying thereon, and will continue to rely thereon, and (b) shall survive any bankruptcy proceedings involving Borrower or the Property, foreclosure, or conveyance in lieu of foreclosure.

6.14     Forum. Each party to this Agreement hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States federal court, sitting in the State specified in Section 6.2 of this Agreement over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness. Each party to this Agreement hereby irrevocably waives, to the fullest extent permitted by Law, any objection that they may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.

6.15     Interpretation. References to “Dollars,” “$,” “money,” “payments” or other similar financial or monetary terms are references to lawful money of the United States of America. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to Borrower shall mean, each person comprising same, jointly and severally. References to “persons” shall include both natural persons and any legal entities, including public or governmental bodies, agencies or instrumentalities. The words “include” and “including” shall be interpreted as if followed by the words “without limitation”. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

6.16     No Partnership, etc. The relationship between Lenders (including Administrative Agent) and Borrower is solely that of lender and borrower. Neither Administrative Agent nor any Lender has any fiduciary or other special relationship with or duty to Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Administrative Agent or any Lender or in any way make Administrative Agent or any Lender a co principal with Borrower with reference to the Property or otherwise. In no event shall Administrative Agent’s or Lenders’ rights and interests under the Loan Documents be construed to give Administrative Agent or any Lender the right to control, or be deemed to indicate that Administrative Agent or any Lender is in control of, the business, properties, management or operations of Borrower.

6.17     Records. The unpaid amount of the Loans and the amount of any other credit extended by Administrative Agent or Lenders to or for the account of Borrower set forth on the books and records of Administrative Agent shall be presumptive evidence of the amount thereof owing and unpaid, absent manifest error, but failure to record any such amount on Administrative Agent’s books and records shall not limit or affect the obligations of Borrower under the Loan Documents to make payments on the Loans when due.

6.18     Commercial Purpose. Borrower warrants that the Loans are being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization. Borrower further warrants that all of the proceeds of the Loans shall be used for commercial purposes and stipulates that the Loans shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.

6.19     WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE A PARTY, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, ANY NOTE, THIS AGREEMENT, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO ANY NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH PARTY TO THIS AGREEMENT, AND THEY HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE EXECUTION OF THE LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

6.20     Service of Process. Borrower hereby irrevocably designates and appoints CT Corporation of New York, New York as Borrower’s authorized agent to accept and acknowledge on Borrower’s behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Loan in any state or federal court sitting in the State of New York. If such agent shall cease so to act, Borrower shall irrevocably designate and appoint without delay another such agent in the State of New York satisfactory to Administrative Agent and shall promptly deliver to Administrative Agent evidence in writing of such agent’s acceptance of such appointment and its agreement that such appointment shall be irrevocable.

Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Loan by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon the agent hereinabove designated and appointed by Borrower as Borrower’s agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding.

6.21     USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Borrower in accordance with the Act. Administrative Agent and Lenders agree not to disclose the identity of preferred stockholders of Borrower, except to the extent required by applicable laws, and to the extent required by applicable laws, such disclosure by Administrative Agent and Lenders shall be subject to the confidentiality provisions set forth in this Agreement

6.22     Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Borrower, Administrative Agent and Lenders with respect to the transactions arising in connection with the Loans, and supersede all prior written or oral understandings and agreements between Borrower, Administrative Agent and Lenders with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment letter, letter of intent or quote letter by Administrative Agent or any Lender to make the Loans are merged into the Loan Documents. Neither Administrative Agent nor any Lender has made any commitments to extend the term of the Loans past its stated maturity date or to provide Borrower with financing except as set forth in the Loan Documents. Except as incorporated in writing into the Loan Documents, there are not, and were not, and no persons are or were authorized by Administrative Agent or any Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE LOAN, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

6.23     Limitation on Liability. Borrower waives any right to assert or make any claim against Administrative Agent or any Lender upon any claim for any special, indirect, incidental, punitive or consequential damages in respect of any breach or wrongful conduct (whether the claim is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to this Agreement, the other Loan Documents or the transactions contemplated hereby and/or thereby, or any act, omission or event in connection therewith.

6.24     Third Parties; Benefit. All conditions to the obligation of Lenders or Administrative Agent to make advances hereunder are imposed solely and exclusively for the benefit of Lenders, Administrative Agent and their permitted assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lenders or Administrative Agent will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lenders or Administrative Agent at any time in the sole and absolute exercise of their discretion. The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

6.25     Rules of Construction. The words "hereof," "herein," "hereunder," "hereto," and other words of similar import refer to this Agreement in its entirety. The terms "agree" and "agreements" mean and include "covenant" and "covenants." The words "include" and "including" shall be interpreted as if followed by the words "without limitation." The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively, and (e) to Articles, Sections and Schedules are to the respective Articles, Sections and Schedules contained in this Agreement unless expressly indicated otherwise.

6.26     Waivers.

(a)     General. Without notice to, or consent by, Borrower, and in the Administrative Agent’s sole and absolute discretion and without prejudice to any Lender or in any way limiting or reducing each or Borrower’s liability for all of its obligations under this Agreement and the other Loan Documents, the Administrative Agent may, subject to Section 6.9: (a) to the extent permitted under the Loan Documents following the occurrence and during the continuance of a Default, sell, exchange, release or exercise remedies with respect to any or all collateral, (b) accept or reject additional collateral for the Obligations or any portion thereof, (c) discharge or release any party or parties liable under the Loan Documents, (d) to the extent permitted under the Loan Documents following the occurrence and during the continuance of a Default, foreclose or otherwise realize on any collateral, or attempt to foreclose or otherwise realize on any collateral, whether such attempt is successful or unsuccessful, and whether such attempt relates to some or all or only some portion of the collateral, (e) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy, insolvency or similar proceeding, and (f) credit payments in such manner and order of priority to principal, interest or other obligations as the Administrative Agent may determine in its discretion, except as otherwise provided in this Agreement. If the Administrative Agent performs any of the actions described in this Section, then every Borrower’s liability shall continue in full force and effect even if the Administrative Agent’s actions impair, diminish or eliminate Borrower’s subrogation, contribution or reimbursement rights (if any) against any other Borrower.

(b)     Waivers of Rights and Defenses. Borrower waives any right to require the Administrative Agent or any Lender to (a) proceed against any particular collateral or in any particular order of realization, (b) proceed against or exhaust any collateral, or (c) pursue any other right or remedy.

(c)     Additional Waivers. Borrower waives diligence and all demands, protest, presentments and notices of every kind or nature except notices of default, notices to cure and notices that, in any of the foregoing cases, are either required by law or by the Loan Documents, including notices of protest, dishonor, nonpayment, acceptance of the Obligations of Borrower under this Agreement and the other Loan Documents and the creation, renewal, extension, modification or accrual of any such Obligations. No failure or delay on the Administrative Agent’s or any Lender’s part in exercising any power, right or privilege under the Loan Documents shall impair or waive any such power, right or privilege.

6.27     Full Knowledge. Borrower acknowledges that Borrower has had a full and adequate opportunity to review the Loan Documents, the transactions contemplated therein and all underlying facts relating to such transactions.

6.28     Lenders’ Disgorgement of Payments. Upon payment of all or any portion of the Loans, Borrower’s Obligations under the Loan Documents shall continue and remain in full force and effect if all or any part of such payment is, pursuant to any bankruptcy, insolvency or similar proceeding or otherwise, avoided or recovered directly or indirectly from the Administrative Agent or any Lender as a preference, fraudulent transfer or otherwise, irrespective of (a) any notice of revocation given by Borrower prior to such avoidance or recovery, or (b) payment in full of the Loans. Borrower’s liability under the Loan Documents shall continue until all periods have expired within which the Administrative Agent or Lenders could (on account of bankruptcy or insolvency proceedings, whether or not then pending, affecting Borrower or any other Person) be required to return or repay any amount paid at any time on account of the Loans.

Article 7 - EXCULPATION

7.1     Exculpation

7.1.1     Except as otherwise provided herein or in the other Loan Documents, Administrative Agent shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained herein or in the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Administrative Agent may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Administrative Agent to enforce and realize upon this Agreement, the Note(s), the Mortgage and the other Loan Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Agreement, the Note(s), the Mortgage and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Property, in the Rents and in any other collateral given to Administrative Agent. Administrative Agent, by accepting this Agreement, the Note(s), the Mortgage and the other Loan Documents, agrees that it shall not, except as otherwise provided in this Section 7.1, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Agreement, the Note(s), the Mortgage or the other Loan Documents. The provisions of this Section 7.1 shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Note(s), the Mortgage or the other Loan Documents; (ii) impair the right of Administrative Agent to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Agreement and the Mortgage; (iii) affect the validity or enforceability of any indemnity (including, without limitation, those contained in Section 6.1, of this Agreement), guaranty, master lease or similar instrument made in connection with this Agreement, the Note(s), the Mortgage and the other Loan Documents; (iv) impair the right of Administrative Agent to obtain the appointment of a receiver; (v) impair the enforcement of the assignment of leases provisions contained in the Mortgage; or (vi) impair the right of Administrative Agent to obtain a deficiency judgment or other judgment on the Note(s) against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Administrative Agent would otherwise be entitled under this Agreement; provided however, Administrative Agent shall only enforce such judgment to the extent of the Insurance Proceeds and/or Awards.

7.1.2     Notwithstanding the provisions of this Section 7.1 to the contrary, Borrower, or Franklin Street Properties Corp. in the event that Borrower (i) transfers the Property to FSP Transferee; (ii) merges with FSP Transferee; or (iii) is acquired by FSP Transferee, shall be personally liable to Administrative Agent and Lenders on a joint and several basis for any and all losses, claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to reasonable legal fees and other costs of defense) due to:

(a)     fraud or intentional misrepresentation by Borrower or any other Affiliate of Borrower in connection with the execution and the delivery of this Agreement, the Note(s), the Mortgage, any of the other Loan Documents, or any certificate, report, financial statement or other instrument or document furnished to Administrative Agent at the time of the closing of the Loan or during the term of the Loan;

(b)     Borrower’s misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default;

(c)     Borrower’s misapplication or misappropriation of tenant security deposits or Rents collected in advance;

(d)     the misapplication or misappropriation of insurance proceeds or condemnation awards;

(e)     Borrower’s failure to pay Taxes, Other Charges (except to the extent that (A) sums sufficient to pay such amounts have been deposited in escrow with Administrative Agent pursuant to the terms hereof and there exists no impediment to Administrative Agent’s utilization thereof or (B) there is insufficient cash flow from the operation of the Property), charges for labor or materials ordered by Borrower or other charges incurred by Borrower that can create liens on the Property beyond any applicable notice and cure periods specified herein;

(f)     any act of intentional waste or arson by Borrower, any principal, Affiliate, member or general partner thereof; or

(g)     Borrower’s failure following any Event of Default to deliver to Administrative Agent upon demand all Rents and material books and records relating to the Property.

7.1.3     Notwithstanding the foregoing, the agreement of Administrative Agent not to pursue recourse liability as set forth in Section 7.1.2 above SHALL BECOME NULL AND VOID and shall be of no further force and effect and the Obligations shall be fully recourse to Borrower in the event (i) of a breach by Borrower of any of the covenants set forth in Section 2.22 hereof (except that the Obligations shall not become fully recourse if Borrower fails to satisfy the Special Purpose Entity covenants to maintain adequate capital or to remain solvent), to the extent that such breach is (A) material and (B) is not cured within thirty (30) days of the earlier to occur of notice from Administrative Agent or Borrower’s knowledge of such breach, (ii) of a breach of any of the covenants set forth in Section 2.18 or 2.19 hereof, (iii) the Property or any part thereof shall become an asset in a voluntary bankruptcy or insolvency proceeding of Borrower, (iv) any Affiliate, officer, director, or representative which controls, directly or indirectly, Borrower, joins in the filing of, an involuntary petition against Borrower under any Debtor Relief Laws, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person; (v) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under any Creditors Rights Laws, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; or (vi) any Affiliate, officer, director, or representative which controls Borrower consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Property. For the avoidance of doubt, the Obligations shall not become fully recourse if Borrower (i) transfers the Property to FSP Transferee; (ii) merges with FSP Transferee; or (iii) is acquired by FSP Transferee.

7.1.4     Nothing herein shall be deemed to be a waiver of any right which Administrative Agent may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral shall continue to secure all of the indebtedness owing to Administrative Agent in accordance with this Agreement, the Note(s), the Mortgage or the other Loan Documents.

7.1.5     Notwithstanding anything to the contrary contained in this Article 7, in no event shall Administrative Agent have any recourse against Borrower’s directors, officers, shareholders, employees or agents.

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IN WITNESS WHEREOF, THIS AGREEMENT is EXECUTED and DELIVERED as of the date first set for the above.

BORROWER: FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation
By: /s/ George J. Carter___________________ Name: George J. Carter Title: President

Borrower’s Address for Notices:

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880-6210

Attention: Chief Financial Officer

Facsimile: (781) 246-2807

with copies to:

Dorsey & Whitney LLP

50 South Sixth Street, Suite 1500

Minneapolis, Minnesota 55410

Attention: Mark E. Hamel

Facsimile: (612) 677-3590

Borrower’s Federal Tax Identification Number: 20-5530367

BANK OF AMERICA, N.A.,
a national banking association, individually as
Administrative Agent and a Lender

By:	/s/ Israel Lopez
	Name:	Israel Lopez
	Title:	Senior Vice President

Address for Notices:

Bank of America, N.A.

225 Franklin Street

MA1-225-02-04

Boston, Massachusetts 02110

Attention: Mr. Israel Lopez

Facsimile: (617) 346-5025

With a copy to:

Goulston & Storrs, P.C.
400 Atlantic Avenue
Boston, Massachusetts 02110-3333
Attention: James H. Lerner, Esquire
Facsimile: (617) 574-7607

RBS CITIZENS, NATIONAL ASSOCIATION, a national banking association,

as a Lender

By:	/s/ Philip Soares
	Name:	Philip Soares
	Title:	Vice President

Lender’s Address for Notices:

RBS Citizens, National Association
28 State Street
MS1410
Boston, Massachusetts 02109
Attention:  Lisa M. Greeley, Senior Vice President

EXHIBIT “A”

LEGAL DESCRIPTION OF THE LAND

Address of Property:	50 South 10th Street
Minneapolis, Minnesota

PIN Numbers:	27-029-24-12-0184
27-029-24-12-0183
27-029-24-12-0181

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, 0, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee's interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee's interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 as limited and affected by Limited Assignment of Right of First Offer (Parking Garage Parcel) dated August 29, 2001, filed October 16, 2001, as Document No. 3446934 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022 and for which the optionee's interest was assigned to FSP 50 South Tenth Street Corp. a Delaware corporation by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated November 8, 2006, filed November 9, 2006, as Document No. 4325223.

Tracts A, B, G and K, Registered Land Survey No, 1717, Files of the Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No: 1072167,

Exhibit A-67

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930 and as amended by Second Amendment to Reciprocal Easement and Operation Agreement dated November 8, 2006, filed November 9, 2006, as Document No. 4325224, Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota corporation by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with an undivided 50% interest of fee simple ownership, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document -No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 9 (Nicollet Mall Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999, as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

EXHIBIT “B”

DEFINITIONS AND FINANCIAL STATEMENTS

1. DEFINITIONS: As used in this Agreement and the attached exhibits, the following terms shall have the following meanings:

“Actual Operating Expenses” has the meaning set forth in Section 2.16.1(a) of this Agreement.

“Additional Taxes” has the meaning set forth in Section 1.10(a) of this Agreement.

“Adjusted LIBOR Rate” means the quotient obtained by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the LIBOR Reserve Percentage, where,

“London Interbank Offered Rate” means, with respect to any applicable Interest Period, the rate per annum equal to the British Bankers’ Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Administrative Agent from time to time) at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the Interest Period, for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “London Interbank Offered Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Rate Principal being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch to major banks in the London interbank Eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and

“LIBOR Reserve Percentage” means, with respect to any applicable Interest Period, for any day that percentage (expressed as a decimal, carried out to five decimal places) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirements) generally applicable to financial institutions regulated by the Federal Reserve Board whether or not applicable to any Lender, in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Principal is determined), whether or not any Lender has any Eurocurrency liabilities. The LIBOR Rate shall be adjusted automatically as of the effective date of each change in the LIBOR Reserve Percentage.

“Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

Exhibit B-1

“Administrative Agent Advances” has the meaning set forth in Section 1.14 of this Agreement.

“Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on the Schedule of Lenders, or such other address or account as Administrative Agent hereafter may from time to time notify Borrower and Lenders.

“Administrative Agent’s Time” means the time of day observed in the city where Administrative Agent’s Office is located.

“Affiliate” means any person directly or indirectly through one or more intermediaries controlling, controlled by, or under direct or indirect common control with, such person. A person shall be deemed to be “controlled by” any other person if such other person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such person whether by contract or otherwise.

“Agent-Related Persons” means Administrative Agent, together with its Affiliates (including Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such persons and Affiliates.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement, and includes all exhibits attached hereto and referenced in Section 1.1.

“Appraisal” has the meaning set forth in Section 2.13 of this Agreement.

“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sole lead arranger and sole book manager.

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit “L”.

“Assignment Documents” mean, collectively, (i) the Mortgage, (ii) that certain Assignment and Subordination of Management Agreement executed, dated and delivered by Borrower and Manager to the Administrative Agent (on behalf of the Lenders) on the date hereof, in each case as the same may from time to time hereafter be modified, (iii) certain Assignment of Interest Rate Protection Agreement, to be executed, dated and delivered on the Closing Date and otherwise from time to time by Borrower and the applicable counterparty to the Administrative Agent (on behalf of the Lenders) in accordance with the terms hereof, in each case as the same may from time to time hereafter be modified.

“Bankruptcy Action” shall mean with respect to any Person (a) such Person filing a voluntary petition or answer seeking for itself any reorganization, arrangement, composition, readjustment or debt, liquidation or dissolution or similar relief under the Bankruptcy Code or any reorganization, arrangement, composition, readjustment or debt, liquidation or dissolution or seeking similar relief under any present or future statute, law or regulation of any jurisdiction; (b) such Person failing to dismiss for a period of sixty (60) days any involuntary bankruptcy

Exhibit B-2

proceeding which has been commenced against such Person; (c) such Person filing an answer consenting to or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (d) such Person seeking, consenting to or joining in an application for the appointment of a custodian, receiver, trustee, or examiner for such Person or any portion of the Property, or an order is entered appointing such custodian, receiver, trustee or examiner and such order remains in effect for sixty (60) days; or (e) such Person making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding to any Person other than Administrative Agent, any Lender, or their respective agents, its insolvency or inability to pay its debts generally as they become due.

“Bankruptcy Code” means the Bankruptcy Code of the United States of America.

“Base Rate” means, on any day, a simple rate per annum equal to the highest of the following: (a) the Prime Rate for that day, (b) the Adjusted LIBOR Rate for that day plus one hundred (100) basis points, or (c) the Federal Funds Rate for that day plus fifty (50) basis points. Without notice to Borrower or anyone else, the Base Rate shall automatically fluctuate upward and downward as and in the amount by which the Prime Rate, Federal Funds Rate or LIBOR Rate, as applicable, fluctuates.

“Base Rate Principal” means, at any time, the Principal Debt minus the portion, if any, of such Principal Debt which is LIBOR Rate Principal.

“Borrower” has the meaning set forth in the introductory paragraph of this Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York.

“Calculation Period” has the meaning set forth in Section 2.16.1(d) of this Agreement.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued, provided further, that with respect to any assignee of any Lender, the phrase “after the date of this Agreement” of this definition shall be replaced with “after the date on which such Lender becomes an assignee of any Loan”.

“Closing Checklist” means that certain Closing Requirements and Checklist setting forth the conditions for closing the Loan and recording the Mortgage.

Exhibit B-3

“Closing Date” means July 27, 2012.

“Code” has the meaning set forth in Section 2.15.

“Commitment” means, as to each Lender, its obligations to advance its Pro Rata Share of the Loan on the Closing Date in a principal amount not exceeding the amount set forth opposite such Lender’s name on the Schedule of Lenders at any one time outstanding, as such amount may be adjusted from time to time in accordance with this Agreement.

“Control” shall mean the power to direct the management and policies of, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise, Borrower or any Manager which is an Affiliate of any of the foregoing.

“Debt Service” has the meaning set forth in Section 2.16.1(e) of this Agreement.

“Debt Service Coverage Ratio” has the meaning set forth in Section 2.16.1(a) of this Agreement.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” has the meaning set forth in Section 4.1 of this Agreement.

“Defaulting Lender” means, subject to any provisions hereof permitting a Defaulting Lender to cure, any Lender that (a) has failed to pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrower or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States

Exhibit B-4

or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to any provisions hereof permitting Defaulting Lender to cure) upon delivery of written notice of such determination to the Borrower and each Lender.

“Defaulting Lender Amount” means the Defaulting Lender’s Pro Rata Share of a Payment Amount.

“Defaulting Lender Payment Amounts” means a Defaulting Lender Amount plus interest from the date such Defaulting Lender Amount was funded by Administrative Agent and/or an Electing Lender, as applicable, to the date such amount is repaid to Administrative Agent and/or such Electing Lender, as applicable, at the rate per annum applicable to such Defaulting Lender Amount under the Loan or otherwise at the Base Rate.

“Determination Date” has the meaning set forth in Section 2.16.1(f) of this Agreement.

“Default Rate” shall have the meaning set forth in Section 1.7.6 of this Agreement.

“Electing Lender” has the meaning set forth in Section 1.15.1 of this Agreement.

“Eligible Assignee” has the meaning set forth in Section 6.5.

“Emergency” means the reasonable and good faith determination of Administrative Agent of an emergency situation which will result in (a) imminent bodily injury to occupants of the Property, (ii) imminent damage to structural support of the Property or (iii) imminent material physical damage to the Property.

“Environmental Agreement” means the Environmental Indemnification and Release Agreement of even date herewith by and between Borrower and Administrative Agent for the benefit of Lenders.

“Environmental Laws” shall mean all applicable federal, state and local laws pertaining to air and water quality, hazardous waste, waste disposal, air emissions, mold and other environmental matters including, without limitation, RCRA, CERCLA, TSCA, CWA and CAA (each as hereinafter defined in the definition of “Hazardous Material”).

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise Taxes imposed on it (in addition to or in lieu of net income Taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located or by any jurisdiction as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (or any political subdivision thereof), other than any such connection arising solely from such recipient having

Exhibit B-5

executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document, (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction in which the Borrower is located, (c) any backup withholding Tax that is required by the Code to be withheld from amounts payable to a Lender that has failed to comply with Section 6.11, (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 1.6.6), any withholding Tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 6.11, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 6.11 and (e) any Taxes imposed under FATCA.

“FATCA” means Sections 1471 thorough 1474 of the Code, the United States Treasury Regulations promulgated thereunder (whether in final, proposed or temporary form) and any published judicial decisions and administrative guidance with respect thereto, whether currently in effect or as published or amended from time to time.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upwards to the next higher 1/100 of 1%) charged to Bank of America, N.A. on such day on such transactions as determined by Administrative Agent.

“Foreign Lender” has the meaning set forth in Section 6.11(a) of this Agreement.

“FSP Transferee” has the meaning set forth in Section 6.5(b) of this Agreement

“GAAP” shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

“Governmental Approvals” shall mean all approvals, certificates, consents, licenses, permits, authorizations and other official action required to be issued or taken by any Governmental Authority for or with respect to the acquisition and development of any of the Land owned by the Borrower, the demolition and removal of any improvements, or use of the Improvements, the occupancy of the Property, or any operations at the Property or any other actions contemplated by this Agreement or any other Loan Document (other than with respect to Administrative Agent’s or the Lenders’ obligations hereunder and other than as required to be obtained by a tenant pursuant to a Lease permitted hereunder.

Exhibit B-6

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Hazardous Material” shall mean any hazardous or toxic substance, material or waste, except those substances used by Borrower, any construction manager and any subcontractors in the ordinary course of construction work or that are commonly legally used, stored or generated (and in such amounts commonly legally used, stored or generated) as a consequence of using the Property for its permitted business purpose, but only so long as the use, storage or generation of such Hazardous Materials is in full compliance with Environmental Laws, including, but not limited to, those substances, materials and wastes referred to in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) and the Environmental Protection Act (40 CFR part 302) and any amendments thereto and replacements therefor; and such substances, materials or wastes as are regulated by The Resource Conservation and Recovery Act of 1976 (“RCRA”) or the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended by the Superfund Amendments and Liability Act (“CERCLA”), the Toxic Substance Control Act (“TSCA”), the Clean Water Act (“CWA”) and the Clean Air Act (“CAA”), any amendments thereto or orders, regulations, directions or requirements thereunder; and such substances, materials or wastes that are regulated under any applicable county, municipal, state or federal law, rule, ordinance, direction or regulation; and asbestos, asbestos-containing materials, petroleum or petroleum derivatives or products.

“Improvements” means all improvements to the Land owned by Borrower, together with all fixtures, tenant improvements, and appurtenances now or later to be located on the Land and/or in such improvements.

“Indebtedness” means any and all indebtedness to Administrative Agent or Lenders evidenced, governed or secured by, or arising under, any of the Loan Documents, including the Loans and all other Obligations due hereunder and any amounts due under the Environmental Agreement.

“Indemnified Liabilities” has the meaning set forth in Section 6.1.

“Insurance Premiums” means those premiums due in connection with any insurance policies required to be maintained by Borrower pursuant to any Loan Document.

“Interest Period” means with respect to any LIBOR Rate Principal, the period commencing on the date such LIBOR Rate Principal is disbursed or on the date on which the Principal Debt or any portion thereof is converted into or continued as such LIBOR Rate Principal, and ending on the date one (1) month thereafter; provided that:

(i)     any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of LIBOR Rate Principal, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

Exhibit B-7

(ii)     any Interest Period pertaining to LIBOR Rate Principal that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)     No Interest Period shall extend beyond the Maturity Date.

“Land” means the real property described in Exhibit “A”.

“Law(s)” means all constitutions, treaties, statutes, laws, ordinances, regulations, rules, orders, writs, injunctions, or decrees of any Governmental Authority.

“Lease” shall have the meaning set forth in the Mortgage.

“Legal Requirement” means all federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

“Lender” means each lender from time to time party to this Agreement.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such on the Schedule of Lenders, or such other office or offices as such Lender may from time to time notify Borrower and Administrative Agent.

“LIBOR Business Day” means a Business Day which is also a London Banking Day.

“LIBOR Margin” means two percent (2%) per annum.

“LIBOR Rate” means for any applicable Interest Period for any LIBOR Rate Principal, a simple rate per annum equal to the sum of the LIBOR Margin plus the Adjusted LIBOR Rate.

“LIBOR Rate Principal” means any portion of the Principal Debt which bears interest at an applicable LIBOR Rate at the time in question.

“Lien” means, with respect to any real property (including the Property), any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property. For purposes of this Agreement and the other Loan Documents, a Person shall be deemed to own subject to a Lien any property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such property.

“Loan” or “Loans”, as context requires, means, collectively, the loans made by Lenders to Borrower, in the maximum amount of $106,200,000, which amount is equal to approximately 75% of the “As Stabilized” value of the Property as determined by the May 15, 2012 appraisal performed by National Properties Valuation Advisors Inc.

Exhibit B-8

“Loan Documents” means this Agreement (including all exhibits), the Assignment Documents, any Note, the Environmental Agreement, Swap Contract, UCC financing statements, and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by Borrower, to Administrative Agent or any Lender pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time.

“London Banking Day” means a day on which dealings in dollar deposits are conducted by and between banks in the London interbank Eurodollar market.

“Management Agreement” means, with respect to the Property, that certain Management Agreement, dated as of November 8, 2006, by and between the Borrower and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms herein.

“Manager” means Ryan Companies US, Inc., a Minnesota corporation, as may be replaced from time to time in accordance with the terms herein.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the Property, the Improvements thereon, or the operations, business, properties, liabilities (actual or contingent), or condition (financial or otherwise) of Borrower; (b) a material impairment of the ability of Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document to which it is a party.

“Material Contract” means (a) the Management Agreement and (b) any written contract or other arrangement (other than Loan Documents and the Leases) to which Borrower is a party related to the Property as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect or any written contract related to the Property to which Borrower is a party which exceeds $2,500,000 in total price.

“Maturity Date” means July 27, 2017, as it may be earlier terminated or extended in accordance with the terms hereof.

“Minimum Net Worth” has the meaning set forth in Section 2.16.3 of this Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Mortgage” means that certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the date hereof, from Borrower to Administrative Agent, securing repayment of the Loans and Borrower’s performance of its other obligations to Administrative Agent and Lenders under the Loan Documents, as amended, modified, supplemented, restated and replaced from time to time.

Exhibit B-9

“Net Operating Income” has the meaning set forth in Section 2.16.1(g) of this Agreement.

“Net Proceeds” has the meaning set forth in Section 2.17.10 of the Agreement.

“Net Sales Proceeds” has the meaning set forth in Section 5.10 of the Agreement.

“Notes” means each Note dated as of the date hereof executed by Borrower and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan, substantially in the form of Exhibit “M” as amended, modified, replaced, restated, extended or renewed from time to time.

“Obligations” means all liabilities, obligations, covenants and duties of, any party to a Loan Document arising under or otherwise with respect to any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any party to a Loan Document or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceedings.

“Operating Revenue” has the meaning set forth in Section 2.16.1(c) of this Agreement.

“Organizational Documents” means, with respect to any entity, its constituent, governing or organizational documents, including its articles or certificate of incorporation and its by-laws, as amended, modified, restated or supplemented in compliance with this Agreement.

“Other Charges” means all ground rents, maintenance charges, impositions other than Taxes, and any other charges, now or hereafter levied or assessed or imposed against the Property or any part thereof.

“Other Taxes” has the meaning set forth in Section 1.10(b) of this Agreement.

“Participant Register” has the meaning set forth in Section 6.5(e) of this Agreement.

“Payment Amount” means the advance of the Loan, an unreimbursed Administrative Agent Advance, an unreimbursed Indemnified Liability or any other amount that a Lender is required to fund under this Agreement.

“Permitted Debt” shall mean in addition to the Loan and the Swap Contract (x) unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Property that (a) are not evidenced by a note and (b) are paid within ninety (90) days of the date on which such amount is invoiced to Borrower and (y) additional debt related to the operation of the Property, such as equipment leases, provided that at no time shall the aggregate amount of the trade payables and additional debt described in clauses (x) and (y) exceed, at any time, 3.5% of the original principal balance of the Loan in the aggregate.

Exhibit B-10

“Permitted Liens” means (a) any Lien created by the Loan Documents, (b) those matters listed as exceptions in the Title Policy, (c) Liens for real estate taxes and other charges imposed by any Governmental Authority not yet due or delinquent or that are the subject of a permitted contest pursuant to this Agreement, (d) statutory liens for labor or materials filed against the Property that are the subject of a permitted contest pursuant to this Agreement, (e) any Lien filed against equipment leased pursuant to equipment leases permitted under this Agreement, (f) rights of future tenants under Leases permitted pursuant to the terms of this Agreement (provided that Borrower has certified to Administrative Agent that all such Leases are subordinate to the Mortgage), (g) any involuntary Lien or Liens for not more than $1,000,000.00 in the aggregate at any one time, which are being diligently contested in good faith by the Borrower and are either discharged, bonded over or insured within sixty (60) days of Borrower obtaining knowledge, and (h) such other title and survey exceptions as Administrative Agent may approve.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Potential Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Prime Rate” means, on any day, the rate of interest per annum set by Administrative Agent based upon various factors including Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

“Principal Debt” means the aggregate unpaid principal balance of this Loan at the time in question.

“Prohibited Person” means any Person:

(i)     listed in the annex to, or who is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”);

(ii)     that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii)     with whom a Person is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order;

(iv)     who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order;

Exhibit B-11

(v)     that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or at any replacement website or other replacement official publication of such list; or

(vi)     who is an Affiliate of a Person listed in clauses (i) through (v) above.

“Property” means the Land, the Improvements and all other applicable property constituting the “Property” (as such term is defined in the Mortgage), or subject to a right, lien or security interest to secure the Loan pursuant to any other Loan Document.

“Pro Rata Share” means, with respect to each Lender at any time, a fraction expressed as a percentage, the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time or, if the Aggregate Commitments have been terminated, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the total outstanding amount of all Indebtedness held by such Lender at such time and the denominator of which is the total outstanding amount of all Indebtedness at such time. The initial Pro Rata Share of each Lender named on the signature pages hereto is set forth opposite the name of that Lender on the Schedule of Lenders.

“Qualified Manager” shall mean Manager or a reputable and experienced professional management organization approved by Administrative Agent, which approval shall not be unreasonably withheld.

“REA” shall mean any construction, operation and reciprocal easement agreement, skyway agreement, or similar agreement (including any separate agreement or other agreement between Borrower and one or more other parties to an REA with respect to such REA) affecting the Property or portion thereof.

“Rent Roll” shall have the meaning set forth in Section 3.16 of this Agreement.

“Rents” shall have the meaning set forth in the Mortgage.

“Required Lenders” means as of any date of determination at least two Lenders having at least 66-2/3% of the Aggregate Commitments or, if the Aggregate Commitments have been terminated, at least two Lenders holding in the aggregate at least 66-2/3% of the total outstanding amount of all Indebtedness; provided that the Commitment of, and the portion of the total outstanding amount of all Indebtedness held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Liquidity” has the meaning set forth in Section 2.16.2 of this Agreement.

“S&P” shall mean Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., or any successor thereto.

Exhibit B-12

“Schedule of Lenders” means the schedule of Lenders party to this Agreement as set forth on Exhibit “N”, as it may be modified from time to time in accordance with this Agreement and as the same is delivered to Borrower.

“Special Purpose Entity” means a Person, other than a natural person, which, since the date of its formation and at all times prior to, on and after the date thereof has not and will not (in each case, except to the extent set forth in or contemplated by or pursuant to the terms of the Loan Documents):

(a)     engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto;

(b)     acquire or own any assets other than (A) the Property, and (B) such incidental personal property as may be necessary for the operation of the Property;

(c)     except as expressly permitted by Section 2.19, merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

(d)     fail to observe all organizational formalities, or fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the applicable Legal Requirements of the jurisdiction of its organization or formation, or amend, modify, terminate or fail to comply with the provisions of its organizational documents;

(e)     own any subsidiary, or make any investment in, any Person;

(f)     commingle its assets with the assets of any other Person, or permit any Affiliate or constituent party independent access to its bank accounts

(g)     incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) the Loan and Swap Contract, (B) trade and operational indebtedness incurred in the ordinary course of business with trade creditors, provided such indebtedness is (1) unsecured, (2) not evidenced by a note, (3) on commercially reasonable terms and conditions, and (4) due not more than ninety (90) days past the date incurred and paid on or prior to such date, and/or (C) financing leases and purchase money indebtedness incurred in the ordinary course of business relating to personal property on commercially reasonable terms and conditions; provided however, the aggregate amount of the indebtedness described in (B) and (C) shall not exceed at any time one percent (1%) of the outstanding principal amount of the Note(s);

(h)     fail to maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person; except that Borrower’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that such consolidated financial statements contain a footnote indicating that Borrower is a separate legal entity and that it maintains separate books and records;

Exhibit B-13

(i)     enter into any contract or agreement with any general partner, member, shareholder, principal, guarantor of the obligations of Borrower, or any Affiliate of the foregoing, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arm’s-length basis with unaffiliated third parties, except as provided on Exhibit G;

(j)     maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(k)     assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of any other Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

(l)     make any loans or advances to any Person;

(m)     fail to file its own tax returns or files a consolidated federal income tax return with any Person (unless prohibited or required, as the case may be, by applicable Legal Requirements);

(n)     fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or fail to correct any known misunderstanding regarding its separate identity;

(o)     fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(p)     fail to allocate shared expenses (including, without limitation, shared office space and services performed by an employee of an Affiliate) among the Persons sharing such expenses and to use separate stationery, invoices and checks;

(q)     fail to remain solvent or pay its own liabilities (including, without limitation, salaries of its own employees) only from its own funds; or

(r)     except as expressly permitted by Section 2.19, acquire obligations or securities of its partners, members, shareholders or other affiliates, as applicable.

Each Lender and Administrative Agent acknowledges and agrees that Borrower qualifies as a Special Purpose Entity as of the date hereof.

“Subsidiary” means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries.

Exhibit B-14

“Survey” means a survey prepared in accordance with Administrative Agent’s requirements or as otherwise approved by Administrative Agent in its reasonable discretion.

“Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into prior to the date hereof or any time after the date hereof, between Swap Counterparty and Borrower (or its Affiliate), together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

“Swap Counterparty” means Administrative Agent or its Affiliate, in its capacity as counterparty under any Swap Contract.

“Swap Transaction” means any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between Swap Counterparty and Borrower (or its Affiliate) so long as a writing, such as a Swap Contract, evidences the parties’ intent that such obligations shall be secured by the Mortgage in connection with the Loan.

“Target Lease” means that certain Lease dated as of February 29, 2012 by and between Borrower and Target Corporation.

“Taxes” means all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

“Title Company” means Old Republic National Title Insurance Company.

“Title Insurance Report” means an update of the Title Policy in a form and substance satisfactory to Administrative Agent.

“Title Policy” means the loan policy or policies of title insurance issued to Administrative Agent for the benefit of Lenders by the Title Company, in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of the Mortgage encumbering the Land and Improvements for the benefit of Administrative Agent and Lenders.

“Unencumbered Liquid Assets” shall have the meaning set forth in Section 2.16.2(a) of this Agreement.

2.     FINANCIAL STATEMENTS

Borrower shall provide or cause to be provided to Administrative Agent with a copy for each Lender all of the following:

Exhibit B-15

(a)     (i) for so long as Borrower is a public reporting company, Borrower’s quarterly 10-Q within forty-five (45) days after the reporting period and annual 10-K filings within ninety (90) days after the reporting period, or (ii) if either Borrower shall become a private company or in the event that Borrower (1) transfers the Property to FSP Transferee; (2) merges with FSP Transferee; or (3) is acquired by FSP Transferee, Borrower’s (or FSP Transferee’s, as applicable) quarterly balance sheet within forty-five (45) days after the end of each quarter and annual balance sheet within ninety (90) days after the close of each fiscal year.

(b)     for each calendar quarter (and for the fiscal year through the end of that calendar quarter) (A) operating statements which include all income and expenses in connection with the Property, (B) a rent roll, detailing tenants’ names, occupied tenant space, lease terms, Rents, and vacant space, (C) the quarterly compliance certificate in the form of Exhibit “D” certifying that Borrower is in compliance with applicable covenants (including quarterly Debt Service Coverage Ratio) at the time that financial statements are delivered pursuant to paragraphs (a) and (b), certified in writing as true and correct by a representative of Borrower satisfactory to Administrative Agent.

(c)     from time to time promptly after Administrative Agent’s request, such additional information, reports and statements respecting the Property and the Improvements, or the business operations and financial condition of each reporting party, as Administrative Agent may reasonably request.

Borrower will keep and maintain proper books of record and account, in which fully true and correct entries in material conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower.

Exhibit B-16

EXHIBIT “C”

CONDITIONS PRECEDENT TO THE CLOSING DATE ADVANCE

As conditions precedent to the advance on the Closing Date, if and to the extent required by Administrative Agent, Administrative Agent shall have received and approved the following:

1.     Fees and Expenses. Any and all required commitment and other fees, and evidence satisfactory to Administrative Agent that Borrower has paid all other fees, costs and expenses (including the fees and costs of Administrative Agent’s counsel) then required to be paid pursuant to this Agreement and all other Loan Documents, including, without limitation, all fees, costs and expenses that Borrower is required to pay pursuant to any loan application or commitment.

2.     Financial Statements. The financial statements of Borrower or any other party required by any loan application or commitment or otherwise required by Administrative Agent.

3.     Appraisal. An Appraisal of the Property made within one hundred eighty (180) days prior to the date of this Agreement. The appraiser and the form and content of each Appraisal must be satisfactory to Administrative Agent (including satisfaction of applicable regulatory requirements) and the appraiser must be engaged directly by Administrative Agent. Administrative Agent has reviewed and approved the May 15, 2012 appraisal performed by National Properties Valuation Advisors Inc. which indicates a Property value of $143,000,000.00

4.     Rent Roll. Borrower’s Rent Roll for the Property. Administrative Agent shall be satisfied, in its sole discretion, with the form and content of the Rent Roll.

5.     Authorization. Evidence Administrative Agent requires of the existence, good standing, authority and capacity of Borrower, and the respective constituent partners, members, managers and owners reasonably designated by Administrative Agent to execute, deliver and perform their respective obligations to Administrative Agent and Lenders under the Loan Documents: (i) a true and complete copy of its articles of incorporation and bylaws, and all amendments thereto, a certificate of incumbency of all of its officers who are authorized to execute or attest to any of the Loan Documents, and a true and complete copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents; and (ii) certificates of existence, good standing and qualification to do business issued by the appropriate governmental officials in the state of its formation and, if different, the state in which the Property is located.

6.     Loan Documents. From Borrower and each other person required by Administrative Agent, duly executed, acknowledged and/or sworn to as required, and delivered to Administrative Agent (with a copy for each Lender) all Loan Documents then required by Administrative Agent, dated the date of this Agreement, each in form and content satisfactory to Administrative Agent, and evidence Administrative Agent requires that the Mortgage has been submitted for recording in the official records of the city or county in which the Property is located and UCC-1 financing statements have been filed in all filing offices that Administrative Agent may require.

Exhibit C-1

7.     Opinions. The written opinion of counsel satisfactory to Administrative Agent for the Borrower and any other persons or entities addressed to Administrative Agent for the benefit of Lenders, dated the date of this Agreement.

8.     Survey; No Special Flood Hazard. A survey acceptable to Administrative Agent of the Land for the Property and Improvements thereon.

9.     Title Policy. An ALTA title insurance policy, issued by the Title Company (which shall be approved by the Administrative Agent) in the maximum amount of the Loan acceptable to Administrative Agent.

10.     Management Contracts. Copies of all Material Contracts in existence on the Closing Date, together with a consent and subordination of Manager with respect to the Management Agreement in form and content satisfactory to Administrative Agent.

11.     Insurance Policies. The insurance policies initially required by Administrative Agent (and any third-party consultant selected by the Administrative Agent, if any), pursuant to the Loan Documents, together with evidence satisfactory to Administrative Agent that the policies are in full force and effect.

12.     Leases. (i) true and correct copies of all Leases and subleases, and guarantees thereof; (ii) evidence satisfactory to Administrative Agent of Borrower’s compliance with the Leases; and (iii) evidence satisfactory to Administrative Agent of the tenants’ approval of all matters requiring their approval.

13.     Environmental Compliance/Report. (a) A Phase I Environmental Site Assessment and, if applicable, a Phase II Environmental Site Assessment, in each case satisfactory to Administrative Agent in its sole discretion and (b) other requested evidence satisfactory to Administrative Agent that no portion of any Land is “wetlands” under any applicable Law and that the Land does not contain and is not within or near any area designated as a hazardous waste site by any Governmental Authority, that neither the Property nor any adjoining property contains or has ever contained any substance classified as hazardous or toxic (or otherwise regulated, such as, without limitation, asbestos, radon and/or petroleum products) under any Law or governmental requirement pertaining to health or the environment, and that neither the Property nor any use or activity thereon violates or is or could be subject to any response, remediation, clean up or other obligation under any Law or governmental requirement pertaining to health or the environment including without limitation, a written report of an environmental assessment of the Property made within twelve (12) months prior to the Closing Date, by an engineering firm, and of a scope and in form and content satisfactory to Administrative Agent, complying with Administrative Agent’s established guidelines, showing that there is no evidence of any such substance which has been generated, treated, stored, released or disposed of in the Property, and such additional evidence as may be required by Administrative Agent. All reports, drafts of reports, and recommendations, whether written or oral, from such engineering firm shall be made available and communicated to Administrative Agent. Administrative Agent hereby approves that certain Phase I Environmental Site Assessment, dated May 31, 2012, prepared by Liesch Associates, Inc.

Exhibit C-2

14.     Engineering Reports. A “Property Condition Report” for the Property, satisfactory to Administrative Agent, by a licensed professional engineer satisfactory to Administrative Agent. Administrative Agent hereby approves that certain Property Condition Report, dated May 31, 2012, prepared by GZA GeoEnvironmental, Inc.

15.     Access, Utilities, and Laws. (a) Evidence satisfactory to Administrative Agent that the Property abuts and has fully adequate direct and free access to one or more public streets, dedicated to public use, fully installed and accepted by the appropriate Governmental Authority, that all fees, costs and expenses of the installation and acceptance thereof have been paid in full, and that there are no restrictions on the use and enjoyment of such streets which would adversely affect such Property; (b) evidence satisfactory to Administrative Agent that all applicable zoning ordinances, restrictive covenants and governmental requirements affecting the Property permit the use for which the Property is intended and have been or will be complied with without the existence of any variance, non-complying use, non-conforming use or other special exemption; (c) evidence satisfactory to Administrative Agent that the Land and Improvements comply and will comply with all Laws and governmental requirements regarding subdivision and platting; and (d) evidence satisfactory to Administrative Agent of compliance by Borrower and the Property, and the use and occupancy of the Improvements, with such other applicable Laws and governmental requirements as Administrative Agent may request, including all Laws and governmental requirements regarding access and facilities for handicapped or disabled persons including, without limitation and to the extent applicable, The Federal Architectural Barriers Act (42 U.S.C. § 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. § 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. § 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. § 794), and any applicable state requirements.

16.     Priority. (a) Evidence satisfactory to Administrative Agent that prior to and as of the time the Mortgage was filed for record no mechanic’s or materialman’s lien claim or notice, lis pendens, judgment, or other claim or encumbrance against the Property has been filed for record in the county where such Property is located or in any other public record which by Law provides notice of claims or encumbrances regarding such Property; (b) a certificate or certificates of a reporting service acceptable to Administrative Agent, reflecting the results of searches made not earlier than the date required by Administrative Agent, (i) of the central and local Uniform Commercial Code records, showing no filings against any of the collateral for the Loan or against Borrower otherwise except as consented to by Administrative Agent; and (ii) if required by Administrative Agent, of the appropriate judgment and tax lien records, showing no outstanding judgment or tax lien against Borrower.

17.     Tax and Standby Fee Certificates. Evidence satisfactory to Administrative Agent (a) of the identity of all taxing authorities and utility districts (or similar authorities) having jurisdiction over the Property or any portion thereof; (b) that all taxes, standby fees and any other similar charges which are due and payable have been paid, including copies of receipts or statements marked “paid” by the appropriate authority; and (c) that the Land is a separate tax lot or lots with separate assessment or assessments of the Land and Improvements, independent of any other land or improvements and that the Land is a separate legally subdivided parcel.

Exhibit C-3

18.     Other Documents. Such other documents and certificates as Administrative Agent may reasonably request from Borrower and any other person or entity, in form and content satisfactory to Administrative Agent.

20.     Swap Contract. A copy of the Swap Contract, in form and with parties acceptable to Administrative Agent.

21.     Borrower Identification Due Diligence. Administrative Agent and each Lender shall have received all due diligence materials they deem necessary with respect to verifying the Borrower’s identity and background information in a manner satisfactory to each of them.

23.     No Default. Evidence satisfactory to Administrative Agent that no Default or any event which, with the giving of notice or the lapse of time, or both, could become a Default, exists.

24.     Representations and Warranties. Evidence satisfactory to Administrative Agent that the representations and warranties made in the Loan Documents are be true and correct on the Closing Date and no event shall have occurred or condition or circumstance shall exist which, if known to Borrower, would render any such representation or warranty incorrect or misleading.

Administrative Agent, each Lender and Borrower hereby acknowledges and agrees that upon the funding of the Loan on the Closing Date, each of the documents and other deliverables set forth in this Exhibit “C” shall be deemed to be in form and substance satisfactory to the Administrative Agent and the Lenders and that the conditions precedent set forth above are deemed to have been satisfied or waived; provided, however, neither the Administrative Agent nor the Lenders shall be deemed to have waived any of their rights with respect to the truth or accuracy of the factual content of such documents or deliverables in the future.

Exhibit C-4

EXHIBIT “D”

FORM OF COMPLIANCE CERTIFICATE

FSP 50 South Tenth Street Corp.

Financial Covenants

July 27, 2012

(in thousands, except percentages and ratios)

2.16.1(a) Debt Service Coverage Ratio
	Net Operating		NOI to
	Income	Debt Service	Debt Service
	$ 8,726	$ 3,452	2.53 : 1	Equal to 2.0 or more

2.16.2(a) Unencumbered Liquid Assets		Required
	Unencumbered	Unencumbered
	Liquid Assets	Liquid Assets
	$ 7,556	$ 5,000	TRUE	Not less than $5 million at close and 9/30/12;
increases $250,000 quarterly thereafter to
$6 million.
Unencumbered Liquid Assets
(i) Cash or cash equivalents held in the United States				For cash we have viewed the ending cash
and denominated in United States dollars;	$ 7,556			less accounts payable and accrued expenses
(ii) United States Treasury or governmental agency				as our projected cash balance. The timing of
obligations which constitute full faith and credit				bill payment is hard to predict so cash is higher
of the United States of America;				than we anticipated.
(iii) Commercial paper rated P-1 or A1 by Moody's
or S&P, respectively;
(iv) Medium and long-term securities rated investment
grade by one of the rating agencies described
in (iii) above; and
(v) Mutual funds quoted in The Wall Street Journal
which invest primarily in the assets described
in (i) - (iv) above.

Total Unencumbered Liquid Assets	$ 7,556

2.16.3 Minimum Net Worth
Minimum
	Net Worth	Required
	74,502	$ 25,000	TRUE	Minimum Net Worth of $25 Million

Minimum Net Worth
Value of Total Assets determined in accordance
with GAAP	$ 147,086			Based on pro forma balance sheet @ Close
Less: the sum of:
Real estate assets, net of depreciation	(105,590)
Acquired real estate leases, net of amortization	(930)
Favorable real estate leases, net of amortization	(519)
Plus the Appraised Value of the Property	143,000
Less Total Liabilities determined in accordance
with GAAP	(108,544)

Excluding the derivative value of the Swap Contract	-			N/A at close Swap has not been placed
Plus aggregate Net Income or Less a Net Loss
determined in accordance with GAAP since
from the Closing Date	-			Will commence post-close
Less aggregate divdends paid to shareholders
from the Closing Date	-			Will commence post-close
$ 74,502

Exhibit D-1

EXHIBIT “E”

RENT ROLL

Exhibit E-1

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 1
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
New Leases													
347A -0400	Target Corp.	4/1/2014	3/31/2030	41,814						RNT	4/1/2014	54,009.75	15.50
										RNT	4/1/2015	55,368.71	15.89
										RNT	4/1/2016	56,727.66	16.28
										RNT	4/1/2017	58,156.31	16.69
										RNT	4/1/2018	59,619.80	17.11
										RNT	4/1/2019	61,118.13	17.54
										RNT	4/1/2020	62,651.31	17.98
										RNT	4/1/2021	64,184.49	18.42
										RNT	4/1/2022	65,822.21	18.89
										RNT	4/1/2023	67,459.92	19.36
										RNT	4/1/2024	69,132.48	19.84
										RNT	4/1/2025	70,874.73	20.34
										RNT	4/1/2026	72,651.83	20.85
										RNT	4/1/2027	74,463.77	21.37
										RNT	4/1/2028	76,310.55	21.90
										RNT	4/1/2029	78,227.03	22.45
347A -0460	Target Corp.	1/1/2014	3/31/2030	10,515						RNT	1/1/2014	8,718.69	9.95
										RNT	7/1/2016	14,265.35	16.28
										RNT	4/1/2017	14,624.61	16.69
										RNT	4/1/2018	14,992.64	17.11
										RNT	4/1/2019	15,369.43	17.54
										RNT	4/1/2020	15,754.98	17.98
										RNT	4/1/2021	16,140.53	18.42
										RNT	4/1/2022	16,552.36	18.89
										RNT	4/1/2023	16,964.20	19.36
										RNT	4/1/2024	17,384.80	19.84
										RNT	4/1/2025	17,822.93	20.34
										RNT	4/1/2026	18,269.81	20.85
										RNT	4/1/2027	18,725.46	21.37
										RNT	4/1/2028	19,189.88	21.90
										RNT	4/1/2029	19,671.81	22.45
347A -0470	Target Corp.	6/1/2015	3/31/2030	2,764						RNT	6/1/2015	2,291.82	9.95
										RNT	7/1/2016	3,749.83	16.28
										RNT	4/1/2017	3,844.26	16.69
										RNT	4/1/2018	3,941.00	17.11
										RNT	4/1/2019	4,040.05	17.54
										RNT	4/1/2020	4,141.39	17.98
										RNT	4/1/2021	4,242.74	18.42
										RNT	4/1/2022	4,351.00	18.89
										RNT	4/1/2023	4,459.25	19.36
										RNT	4/1/2024	4,569.81	19.84
										RNT	4/1/2025	4,684.98	20.34
										RNT	4/1/2026	4,802.45	20.85
										RNT	4/1/2027	4,922.22	21.37
										RNT	4/1/2028	5,044.30	21.90

Exhibit E-2

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 2
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	4/1/2029	5,170.98	22.45
347A -0490	Target Corp.	7/1/2016	3/31/2030	4,271						RNT	7/1/2016	5,794.32	16.28
										RNT	4/1/2017	5,940.25	16.69
										RNT	4/1/2018	6,089.73	17.11
										RNT	4/1/2019	6,242.78	17.54
										RNT	4/1/2020	6,399.38	17.98
										RNT	4/1/2021	6,555.99	18.42
										RNT	4/1/2022	6,723.27	18.89
										RNT	4/1/2023	6,890.55	19.36
										RNT	4/1/2024	7,061.39	19.84
										RNT	4/1/2025	7,239.35	20.34
										RNT	4/1/2026	7,420.86	20.85
										RNT	4/1/2027	7,605.94	21.37
										RNT	4/1/2028	7,794.58	21.90
										RNT	4/1/2029	7,990.33	22.45
347A -0500	Target Corp.	4/1/2014	3/31/2030	26,269						RNT	4/1/2014	33,930.79	15.50
										RNT	4/1/2015	34,784.53	15.89
										RNT	4/1/2016	35,638.28	16.28
										RNT	4/1/2017	36,535.80	16.69
										RNT	4/1/2018	37,455.22	17.11
										RNT	4/1/2019	38,396.52	17.54
										RNT	4/1/2020	39,359.72	17.98
										RNT	4/1/2021	40,322.92	18.42
										RNT	4/1/2022	41,351.78	18.89
										RNT	4/1/2023	42,380.65	19.36
										RNT	4/1/2024	43,431.41	19.84
										RNT	4/1/2025	44,525.96	20.34
										RNT	4/1/2026	45,642.39	20.85
										RNT	4/1/2027	46,780.71	21.37
										RNT	4/1/2028	47,940.93	21.90
										RNT	4/1/2029	49,144.92	22.45
347A -0520	Target Corp.	1/1/2015	3/31/2030	2,219						RNT	1/1/2015	1,839.92	9.95
										RNT	5/1/2016	3,010.44	16.28
										RNT	4/1/2017	3,086.26	16.69
										RNT	4/1/2018	3,163.92	17.11
										RNT	4/1/2019	3,243.44	17.54
										RNT	4/1/2020	3,324.80	17.98
										RNT	4/1/2021	3,406.17	18.42
										RNT	4/1/2022	3,493.08	18.89
										RNT	4/1/2023	3,579.99	19.36
										RNT	4/1/2024	3,668.75	19.84
										RNT	4/1/2025	3,761.21	20.34
										RNT	4/1/2026	3,855.51	20.85
										RNT	4/1/2027	3,951.67	21.37
										RNT	4/1/2028	4,049.68	21.90
										RNT	4/1/2029	4,151.38	22.45

Exhibit E-3

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 3
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
347A -0530	Target Corp.	5/1/2016	3/31/2030	11,518						RNT	5/1/2016	15,626.09	16.28
										RNT	4/1/2017	16,019.62	16.69
										RNT	4/1/2018	16,422.75	17.11
										RNT	4/1/2019	16,835.48	17.54
										RNT	4/1/2020	17,257.80	17.98
										RNT	4/1/2021	17,680.13	18.42
										RNT	4/1/2022	18,131.25	18.89
										RNT	4/1/2023	18,582.37	19.36
										RNT	4/1/2024	19,043.09	19.84
										RNT	4/1/2025	19,523.01	20.34
										RNT	4/1/2026	20,012.53	20.85
										RNT	4/1/2027	20,511.64	21.37
										RNT	4/1/2028	21,020.35	21.90
										RNT	4/1/2029	21,548.26	22.45
347A -0560	Target Corp.	5/1/2016	3/31/2030	1,949						RNT	5/1/2016	2,644.14	16.28
										RNT	4/1/2017	2,710.73	16.69
										RNT	4/1/2018	2,778.95	17.11
										RNT	4/1/2019	2,848.79	17.54
										RNT	4/1/2020	2,920.25	17.98
										RNT	4/1/2021	2,991.72	18.42
										RNT	4/1/2022	3,068.05	18.89
										RNT	4/1/2023	3,144.39	19.36
										RNT	4/1/2024	3,222.35	19.84
										RNT	4/1/2025	3,303.56	20.34
										RNT	4/1/2026	3,386.39	20.85
										RNT	4/1/2027	3,470.84	21.37
										RNT	4/1/2028	3,556.93	21.90
										RNT	4/1/2029	3,646.25	22.45
347A -0570	Target Corp.	1/1/2013	3/31/2030	1,021						RNT	1/1/2013	846.58	9.95
										RNT	5/1/2016	1,385.16	16.28
										RNT	4/1/2017	1,420.04	16.69
										RNT	4/1/2018	1,455.78	17.11
										RNT	4/1/2019	1,492.36	17.54
										RNT	4/1/2020	1,529.80	17.98
										RNT	4/1/2021	1,567.24	18.42
										RNT	4/1/2022	1,607.22	18.89
										RNT	4/1/2023	1,647.21	19.36
										RNT	4/1/2024	1,688.05	19.84
										RNT	4/1/2025	1,730.60	20.34
										RNT	4/1/2026	1,773.99	20.85
										RNT	4/1/2027	1,818.23	21.37
										RNT	4/1/2028	1,863.33	21.90
										RNT	4/1/2029	1,910.12	22.45
347A -0600	Target Corp.	4/1/2016	3/31/2030	0						RNT	4/1/2016	2,931.10	9.95
										RNT	1/1/2017	4,795.82	16.28
										RNT	4/1/2017	4,916.60	16.69
										RNT	4/1/2018	5,040.32	17.11

Exhibit E-4

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 4
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	4/1/2019	5,166.99	17.54
										RNT	4/1/2020	5,296.61	17.98
										RNT	4/1/2021	5,426.23	18.42
										RNT	4/1/2022	5,564.68	18.89
										RNT	4/1/2023	5,703.13	19.36
										RNT	4/1/2024	5,844.53	19.84
										RNT	4/1/2025	5,991.83	20.34
										RNT	4/1/2026	6,142.06	20.85
										RNT	4/1/2027	6,295.25	21.37
										RNT	4/1/2028	6,451.38	21.90
										RNT	4/1/2029	6,613.40	22.45
347A -0610	Target Corp.	3/1/2017	3/31/2030	2,354						RNT	3/1/2017	3,193.59	16.28
										RNT	4/1/2017	3,274.02	16.69
										RNT	4/1/2018	3,356.41	17.11
										RNT	4/1/2019	3,440.76	17.54
										RNT	4/1/2020	3,527.08	17.98
										RNT	4/1/2021	3,613.39	18.42
										RNT	4/1/2022	3,705.59	18.89
										RNT	4/1/2023	3,797.79	19.36
										RNT	4/1/2024	3,891.95	19.84
										RNT	4/1/2025	3,990.03	20.34
										RNT	4/1/2026	4,090.08	20.85
										RNT	4/1/2027	4,192.08	21.37
										RNT	4/1/2028	4,296.05	21.90
										RNT	4/1/2029	4,403.94	22.45
347A -0620	Target Corp.	9/1/2015	3/31/2030	0						RNT	9/1/2015	8,195.48	9.95
										RNT	1/1/2017	13,409.29	16.28
										RNT	4/1/2017	13,747.00	16.69
										RNT	4/1/2018	14,092.94	17.11
										RNT	4/1/2019	14,447.11	17.54
										RNT	4/1/2020	14,809.53	17.98
										RNT	4/1/2021	15,171.94	18.42
										RNT	4/1/2022	15,559.06	18.89
										RNT	4/1/2023	15,946.19	19.36
										RNT	4/1/2024	16,341.55	19.84
										RNT	4/1/2025	16,753.38	20.34
										RNT	4/1/2026	17,173.45	20.85
										RNT	4/1/2027	17,601.76	21.37
										RNT	4/1/2028	18,038.30	21.90
										RNT	4/1/2029	18,491.32	22.45
347A -0640	Target Corp.	3/1/2017	3/31/2030	0						RNT	3/1/2017	11,988.86	16.28
										RNT	4/1/2017	12,290.79	16.69
										RNT	4/1/2018	12,600.09	17.11
										RNT	4/1/2019	12,916.75	17.54
										RNT	4/1/2020	13,240.77	17.98
										RNT	4/1/2021	13,564.80	18.42

Exhibit E-5

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 5
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	4/1/2022	13,910.91	18.89
										RNT	4/1/2023	14,257.03	19.36
										RNT	4/1/2024	14,610.51	19.84
										RNT	4/1/2025	14,978.72	20.34
										RNT	4/1/2026	15,354.29	20.85
										RNT	4/1/2027	15,737.22	21.37
										RNT	4/1/2028	16,127.53	21.90
										RNT	4/1/2029	16,532.55	22.45
347A -0650	Target Corp.	3/1/2017	3/31/2030	4,880						RNT	3/1/2017	6,620.53	16.28
										RNT	4/1/2017	6,787.27	16.69
										RNT	4/1/2018	6,958.07	17.11
										RNT	4/1/2019	7,132.93	17.54
										RNT	4/1/2020	7,311.87	17.98
										RNT	4/1/2021	7,490.80	18.42
										RNT	4/1/2022	7,681.93	18.89
										RNT	4/1/2023	7,873.07	19.36
										RNT	4/1/2024	8,068.27	19.84
										RNT	4/1/2025	8,271.60	20.34
										RNT	4/1/2026	8,479.00	20.85
										RNT	4/1/2027	8,690.47	21.37
										RNT	4/1/2028	8,906.00	21.90
										RNT	4/1/2029	9,129.67	22.45
347A -0660	Target Corp.	1/1/2014	3/31/2030	0						RNT	1/1/2014	1,640.09	9.95
										RNT	1/1/2017	2,683.49	16.28
										RNT	4/1/2017	2,751.07	16.69
										RNT	4/1/2018	2,820.30	17.11
										RNT	4/1/2019	2,891.18	17.54
										RNT	4/1/2020	2,963.70	17.98
										RNT	4/1/2021	3,036.23	18.42
										RNT	4/1/2022	3,113.70	18.89
										RNT	4/1/2023	3,191.17	19.36
										RNT	4/1/2024	3,270.29	19.84
										RNT	4/1/2025	3,352.71	20.34
										RNT	4/1/2026	3,436.78	20.85
										RNT	4/1/2027	3,522.49	21.37
										RNT	4/1/2028	3,609.85	21.90
										RNT	4/1/2029	3,700.51	22.45
347A -0670	Target Corp.	8/1/2014	3/31/2030	0						RNT	8/1/2014	3,972.54	9.95
										RNT	1/1/2017	6,499.79	16.28
										RNT	4/1/2017	6,663.48	16.69
										RNT	4/1/2018	6,831.17	17.11
										RNT	4/1/2019	7,002.85	17.54
										RNT	4/1/2020	7,178.52	17.98
										RNT	4/1/2021	7,354.19	18.42
										RNT	4/1/2022	7,541.83	18.89
										RNT	4/1/2023	7,729.48	19.36

Exhibit E-6

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 6
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	4/1/2024	7,921.12	19.84
										RNT	4/1/2025	8,120.75	20.34
										RNT	4/1/2026	8,324.36	20.85
										RNT	4/1/2027	8,531.97	21.37
										RNT	4/1/2028	8,743.58	21.90
										RNT	4/1/2029	8,963.16	22.45
347A -0680	Target Corp.	1/1/2017	3/31/2030	0						RNT	1/1/2017	9,120.87	16.28
										RNT	4/1/2017	9,350.57	16.69
										RNT	4/1/2018	9,585.88	17.11
										RNT	4/1/2019	9,826.79	17.54
										RNT	4/1/2020	10,073.30	17.98
										RNT	4/1/2021	10,319.81	18.42
										RNT	4/1/2022	10,583.12	18.89
										RNT	4/1/2023	10,846.44	19.36
										RNT	4/1/2024	11,115.36	19.84
										RNT	4/1/2025	11,395.49	20.34
										RNT	4/1/2026	11,681.21	20.85
										RNT	4/1/2027	11,972.54	21.37
										RNT	4/1/2028	12,269.48	21.90
										RNT	4/1/2029	12,577.61	22.45
347A -0800	Target Corp.	4/1/2014	3/31/2030	43,506						RNT	4/1/2014	56,195.25	15.50
										RNT	4/1/2015	57,609.20	15.89
										RNT	4/1/2016	59,023.14	16.28
										RNT	4/1/2017	60,509.60	16.69
										RNT	4/1/2018	62,032.31	17.11
										RNT	4/1/2019	63,591.27	17.54
										RNT	4/1/2020	65,186.49	17.98
										RNT	4/1/2021	66,781.71	18.42
										RNT	4/1/2022	68,485.70	18.89
										RNT	4/1/2023	70,189.68	19.36
										RNT	4/1/2024	71,929.92	19.84
										RNT	4/1/2025	73,742.67	20.34
										RNT	4/1/2026	75,591.68	20.85
										RNT	4/1/2027	77,476.94	21.37
										RNT	4/1/2028	79,398.45	21.90
										RNT	4/1/2029	81,392.48	22.45
347A -0900	Target Corp.	4/1/2014	3/31/2030	43,506						RNT	4/1/2014	56,195.25	15.50
										RNT	4/1/2015	57,609.20	15.89
										RNT	4/1/2016	59,023.14	16.28
										RNT	4/1/2017	60,509.60	16.69
										RNT	4/1/2018	62,032.31	17.11
										RNT	4/1/2019	63,591.27	17.54
										RNT	4/1/2020	65,186.49	17.98
										RNT	4/1/2021	66,781.71	18.42
										RNT	4/1/2022	68,485.70	18.89
										RNT	4/1/2023	70,189.68	19.36

Exhibit E-7

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 7
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	4/1/2024	71,929.92	19.84
										RNT	4/1/2025	73,742.67	20.34
										RNT	4/1/2026	75,591.68	20.85
										RNT	4/1/2027	77,476.94	21.37
										RNT	4/1/2028	79,398.45	21.90
										RNT	4/1/2029	81,392.48	22.45
347A -1000	Target Corp.	4/1/2014	3/31/2030	43,506						RNT	4/1/2014	56,195.25	15.50
										RNT	4/1/2015	57,609.20	15.89
										RNT	4/1/2016	59,023.14	16.28
										RNT	4/1/2017	60,509.60	16.69
										RNT	4/1/2018	62,032.31	17.11
										RNT	4/1/2019	63,591.27	17.54
										RNT	4/1/2020	65,186.49	17.98
										RNT	4/1/2021	66,781.71	18.42
										RNT	4/1/2022	68,485.70	18.89
										RNT	4/1/2023	70,189.68	19.36
										RNT	4/1/2024	71,929.92	19.84
										RNT	4/1/2025	73,742.67	20.34
										RNT	4/1/2026	75,591.68	20.85
										RNT	4/1/2027	77,476.94	21.37
										RNT	4/1/2028	79,398.45	21.90
										RNT	4/1/2029	81,392.48	22.45
347A -1100	Target Corp.	4/1/2014	3/31/2030	24,823						RNT	4/1/2014	56,195.25	15.50
										RNT	4/1/2015	57,609.20	15.89
										RNT	4/1/2016	59,023.14	16.28
										RNT	4/1/2017	60,509.60	16.69
										RNT	4/1/2018	62,032.31	17.11
										RNT	4/1/2019	63,591.27	17.54
										RNT	4/1/2020	65,186.49	17.98
										RNT	4/1/2021	66,781.71	18.42
										RNT	4/1/2022	68,485.70	18.89
										RNT	4/1/2023	70,189.68	19.36
										RNT	4/1/2024	71,929.92	19.84
										RNT	4/1/2025	73,742.67	20.34
										RNT	4/1/2026	75,591.68	20.85
										RNT	4/1/2027	77,476.94	21.37
										RNT	4/1/2028	79,398.45	21.90
										RNT	4/1/2029	81,392.48	22.45

Vacant Suites

Bldg Id-Suit Id	Occupant Name	RSF Sqft
347A -0105	Vacant	3,385
347A -0205	Vacant	674
347A -0250	Vacant	1,019

Exhibit E-8

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 8
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id	Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases — Cat	Date	Monthly Amount	PSF
347A	-0298	Vacant			20									
Occupied Suites														
347A	-0034	Bright Horizons	12/1/2011	11/30/2021	4,033	8,402.08	25.00	3,557.05			RNT	12/1/2012	8,570.13	25.50
											RNT	12/1/2013	8,738.17	26.00
											RNT	12/1/2014	8,906.21	26.50
											RNT	12/1/2015	9,074.50	27.00
											RNT	12/1/2016	9,242.29	27.50
											RNT	12/1/2017	9,410.33	28.00
											RNT	12/1/2018	9,578.38	28.50
											RNT	12/1/2019	9,746.42	29.00
											RNT	12/1/2020	9,914.46	29.50
347A	-0090	The News Room, Inc.	1/1/2011	10/31/2021	9,287	21,669.67	28.00	6,560.00			RNT	11/1/2012	22,056.63	28.50
											RNT	11/1/2013	23,155.59	29.92
											RNT	11/1/2014	24,316.46	31.42
											RNT	11/1/2015	25,531.51	32.99
											RNT	11/1/2016	26,808.47	34.64
											RNT	11/1/2017	28,147.35	36.37
											RNT	11/1/2018	29,555.88	38.19
											RNT	11/1/2019	31,034.06	40.10
											RNT	11/1/2020	32,589.63	42.11
347A	-0100	United Parcel Service Drop Box	11/8/2006	11/30/2006	10					84.47				
347A	-0120	Federal Express Drop Box	11/8/2006	11/30/2006	0									
347A	-0200	Target Corp (Starbucks)	11/1/2011	10/31/2016	1,024	2,133.33	25.00	716.00			RNT	11/1/2012	2,176.00	25.50
											RNT	11/1/2013	2,218.67	26.00
											RNT	11/1/2014	2,261.33	26.50
											RNT	11/1/2015	2,304.00	27.00
347A	-0210	Caycor, Inc. d/b/a Great Clips	10/1/2007	9/30/2012	661	2,203.33	40.00	539.47						
		Additional Space 347A -1210	10/1/2007	10/30/2007	60					39.38				
				Total	721	2,203.33		539.47		39.38				
347A	-0220	General Nutrition Corp	2/1/2010	1/31/2015	778	2,009.83	31.00	629.47			RNT	2/1/2013	2,074.67	32.00
347A	-0230	Dynasty Oriental Food Inc.	3/19/2012	3/31/2017	1,111	2,962.67	32.00	784.00			RNT	4/1/2013	3,008.96	32.50
											RNT	4/1/2014	3,055.25	33.00
											RNT	4/1/2015	3,101.54	33.50
											RNT	4/1/2016	3,147.83	34.00
347A	-0240	Hung Tran dba Elegant Nails	5/1/2012	4/30/2017	642	1,872.50	35.00	660.63			RNT	5/1/2013	1,899.50	35.50
											RNT	5/1/2014	1,926.00	36.00
											RNT	5/1/2015	1,952.75	36.50
											RNT	5/1/2016	1,979.50	37.00

Exhibit E-9

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 9
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
347A -0265	Interior Tropicals, Inc.	12/1/2007	11/30/2012	1,503	4,509.00	36.00	1,220.94						
347A -0280	Hershey Foods Corp.	5/1/2010	4/30/2015	1,030	2,231.67	26.00	819.35			RNT	5/1/2013	2,274.58	26.50
										RNT	5/1/2014	2,317.50	27.00
347A -0290	City of Minneapolis	10/1/2011	9/30/2014	2,182	2,727.50	15.00				RNT	10/1/2012	2,782.05	15.30
										RNT	10/1/2013	2,838.42	15.61
347A -0300	Target Corp.	4/1/2012	3/31/2030	71,875	89,843.75	15.00	85,882.00			RNT	4/1/2014	92,838.54	15.50
										RNT	4/1/2015	95,174.48	15.89
										RNT	4/1/2016	97,510.42	16.28
										RNT	4/1/2017	99,966.15	16.69
										RNT	4/1/2018	102,481.77	17.11
										RNT	4/1/2019	105,057.29	17.54
										RNT	4/1/2020	107,692.71	17.98
										RNT	4/1/2021	110,328.13	18.42
										RNT	4/1/2022	113,143.23	18.89
										RNT	4/1/2023	115,958.33	19.36
										RNT	4/1/2024	118,833.33	19.84
										RNT	4/1/2025	121,828.13	20.34
										RNT	4/1/2026	124,882.81	20.85
										RNT	4/1/2027	127,997.40	21.37
										RNT	4/1/2028	131,171.88	21.90
										RNT	4/1/2029	134,466.15	22.45
	Additional Space 347A -0450	4/1/2012	3/31/2030	14,506	18,132.50	15.00	17,348.00			RNT	4/1/2014	18,736.92	15.50
										RNT	4/1/2015	19,208.36	15.89
										RNT	4/1/2016	19,679.81	16.28
										RNT	4/1/2017	20,175.43	16.69
										RNT	4/1/2018	20,683.14	17.11
										RNT	4/1/2019	21,202.94	17.54
										RNT	4/1/2020	21,734.82	17.98
										RNT	4/1/2021	22,266.71	18.42
										RNT	4/1/2022	22,834.86	18.89
										RNT	4/1/2023	23,403.01	19.36
										RNT	4/1/2024	23,983.25	19.84
										RNT	4/1/2025	24,587.67	20.34
										RNT	4/1/2026	25,204.18	20.85
										RNT	4/1/2027	25,832.77	21.37
										RNT	4/1/2028	26,473.45	21.90
										RNT	4/1/2029	27,138.31	22.45
	Additional Space 347A -0700	2/29/2012	3/31/2030	43,506	54,382.50	15.00	51,991.00			RNT	4/1/2014	56,195.25	15.50
										RNT	4/1/2015	57,609.20	15.89
										RNT	4/1/2016	59,023.14	16.28
										RNT	4/1/2017	60,509.60	16.69
										RNT	4/1/2018	62,032.31	17.11
										RNT	4/1/2019	63,591.27	17.54
										RNT	4/1/2020	65,186.49	17.98
										RNT	4/1/2021	66,781.71	18.42

Exhibit E-10

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 10
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id		Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases: Cat	Date	Monthly Amount	PSF
											RNT	4/1/2022	68,485.70	18.89
											RNT	4/1/2023	70,189.68	19.36
											RNT	4/1/2024	71,929.92	19.84
											RNT	4/1/2025	73,742.67	20.34
											RNT	4/1/2026	75,591.68	20.85
											RNT	4/1/2027	77,476.94	21.37
											RNT	4/1/2028	79,398.45	21.90
											RNT	4/1/2029	81,392.48	22.45
				Total	129,887	162,358.75		155,221.00		0.00				
347A	-0400	Oracle USA, Inc.	11/8/2006	3/31/2014	41,814	69,376.40	19.91	289,335.00						
		Additional Space 347A -0500	11/8/2006	3/31/2014	26,269	43,584.65	19.91							
		Additional Space 347A -0800	11/8/2006	3/31/2014	43,506	72,183.71	19.91							
		Additional Space 347A -0900	11/8/2006	3/31/2014	43,506	72,183.71	19.91							
		Additional Space 347A -1000	11/8/2006	3/31/2014	43,506	72,183.71	19.91							
		Additional Space 347A -1100	11/8/2006	3/31/2014	24,823	40,585.61	19.62							
		Additional Space 347A -1120	11/8/2006	3/31/2014	18,683	30,998.21	19.91							
		Additional Space 347A -1200	11/8/2006	3/31/2014	8,008					10,250.24				
				Total	250,115	401,096.00		289,335.00		10,250.24				
347A	-0460	S.C. Johnson & Son, Inc.	1/1/2009	12/31/2013	10,515	15,772.50	18.00	12,568.00			RNT	1/1/2013	15,991.56	18.25
347A	-0470	Buyer's Support Group, Inc	6/1/2010	5/31/2015	2,764	4,261.17	18.50	3,276.00			RNT	6/1/2013	4,376.33	19.00
											RNT	6/1/2014	4,491.50	19.50
347A	-0490	Seasonal Specialties, LLC	2/1/2011	6/30/2016	4,271	6,406.50	18.00	5,103.00			RNT	2/1/2013	6,495.48	18.25
											RNT	2/1/2014	6,584.46	18.50
											RNT	2/1/2015	6,673.44	18.75
											RNT	2/1/2016	6,762.42	19.00
347A	-0520	R.S. Peterson Sales, Inc.	1/1/2010	12/31/2014	2,219	3,236.04	17.50	2,631.00			RNT	1/1/2013	3,262.27	17.75
											RNT	1/1/2014	3,328.50	18.00
347A	-0530	Portu-Sunberg & Assoc., Inc.	2/1/2011	4/30/2016	11,518	17,037.04	17.75	16,060.00			RNT	2/1/2013	17,277.00	18.00
											RNT	2/1/2014	17,516.96	18.25
											RNT	2/1/2015	17,756.92	18.50
											RNT	2/1/2016	17,996.88	18.75
		Additional Space 347A -0560	2/1/2011	4/30/2016	1,949	2,882.90	17.75				RNT	2/1/2013	2,923.50	18.00
											RNT	2/1/2014	2,964.10	18.25
											RNT	2/1/2015	3,004.71	18.50
											RNT	2/1/2016	3,045.31	18.75
		Additional Space 347A -1240	2/1/2011	2/28/2011	425					663.79				
		Additional Space 347A -1290	2/1/2011	2/28/2011	766					1,086.26				
				Total	14,658	19,919.94		16,060.00		1,750.05				
347A	-0570	Idelle Management Company	1/1/2010	12/31/2012	1,021	1,574.04	18.50	1,235.00						
347A	-0610	Maples Industries, Inc	9/1/2011	2/28/2017	2,354	3,629.08	18.50	2,954.00

Exhibit E-11

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 11
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RNT	5/1/2013	3,727.17	19.00
										RNT	5/1/2014	3,825.25	19.50
										RNT	5/1/2015	3,923.33	20.00
										RNT	5/1/2016	4,021.42	20.50
	Additional Space 347A -1280	9/1/2011	9/30/2011	242					315.00				
			Total	2,596	3,629.08		2,954.00		315.00				
347A -0650	J.L. Buchanan, Inc	3/1/2010	2/28/2017	4,880	7,320.00	18.00	5,854.00			RNT	3/1/2013	7,421.67	18.25
										RNT	3/1/2014	7,523.33	18.50
										RNT	3/1/2015	7,625.00	18.75
										RNT	3/1/2016	7,726.67	19.00
347A -1220	JL Buchanan Storage	4/1/2007	4/30/2007	1,067					1,702.24				
347A -1255	Twentieth Century FOX	10/1/2009	7/31/2014	330					515.42	STG	10/1/2012	541.19	19.68
										STG	10/1/2013	568.25	20.66
347A -1260	Target Corp	4/1/2012	3/31/2030	1,506					1,129.50	STG	1/1/2013	1,158.36	9.23
										STG	1/1/2014	1,187.23	9.46
										STG	1/1/2015	1,216.10	9.69
										STG	1/1/2016	1,246.22	9.93
										STG	1/1/2017	1,277.59	10.18
										STG	1/1/2018	1,310.22	10.44
										STG	1/1/2019	1,342.85	10.70
										STG	1/1/2020	1,376.74	10.97
										STG	1/1/2021	1,410.62	11.24
										STG	1/1/2022	1,445.76	11.52
										STG	1/1/2023	1,482.16	11.81
										STG	1/1/2024	1,518.55	12.10
										STG	1/1/2025	1,557.46	12.41
										STG	1/1/2026	1,596.36	12.72
										STG	1/1/2027	1,635.26	13.03
										STG	1/1/2028	1,676.68	13.36
										STG	1/1/2029	1,718.10	13.69
										STG	1/1/2030	1,762.02	14.04
	Additional Space 347A -1270	4/1/2012	3/31/2030	313					234.75	STG	1/1/2013	240.75	9.23
										STG	1/1/2014	246.75	9.46
										STG	1/1/2015	252.74	9.69
										STG	1/1/2016	259.00	9.93
										STG	1/1/2017	265.53	10.18
										STG	1/1/2018	272.31	10.44
										STG	1/1/2019	279.09	10.70
										STG	1/1/2020	286.13	10.97
										STG	1/1/2021	293.18	11.24
										STG	1/1/2022	300.48	11.52
										STG	1/1/2023	308.04	11.81
										STG	1/1/2024	315.61	12.10
										STG	1/1/2025	323.69	12.41

Exhibit E-12

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street Corp
7/17/2012

Page: 12
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										STG	1/1/2026	331.78	12.72
										STG	1/1/2027	339.87	13.03
										STG	1/1/2028	348.47	13.36
										STG	1/1/2029	357.08	13.69
										STG	1/1/2030	366.21	14.04
			Total	1,819	0.00		0.00		1,364.25				
347A -Cond	Cogent Communications, Inc.	9/15/2008	9/14/2013	0	500.00								
347A -Tele	Time Warner Telcom of MN	11/8/2006	11/30/2006	0					250.00				
Totals:	Occupied Sqft	98.88%	39 Units	448,463	676,795.60		509,723.91		16,271.05				
	Leased/Unoccupied Sqft		0 Units	0									
	Vacant Sqft	1.12%	4 Units	5,098									
	Total Sqft		43 Units	453,561	676,795.60								
	% Leased & Vacant Units/SqFt	98.88%	4	5,098

Exhibit E-13

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth Street LLC
7/17/2012

Page: 13
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
New Leases													
347B -0660	Sweeney Wright Wiencek Inc.	8/1/2012	12/31/2013	1,978						CAM	8/1/2012	2,254.00	0.00
										RNT	8/1/2012	0.00	0.00
										RNT	9/1/2012	2,884.58	0.00
										RNT	8/1/2013	2,967.00	0.00
										ZOF	8/1/2012	109.00	0.00
Vacant Suites													
347B -0094	Vacant			1,527									
Occupied Suites													
347B -0056	Tenth Street Convenience Store	10/1/2009	9/30/2014	1,339	2,287.46	20.50	1,207.63			RNT	10/1/2012	2,343.25	21.00
										RNT	10/1/2013	2,399.04	21.50
347B -0260	TCF National Bank	11/8/2006	9/30/2014	2,551	8,715.92	41.00	1,978.63						
347B -0281	Hershey Foods Corp.	5/1/2010	4/30/2015	3,639	7,884.50	26.00	3,036.30			RNT	5/1/2013	8,036.13	26.50
										RNT	5/1/2014	8,187.75	27.00
347B -0600	Levy Home Entertainment, LLC	1/1/2011	3/31/2016	3,535	5,302.50	18.00	4,243.00			RNT	4/1/2013	5,376.15	18.25
										RNT	4/1/2014	5,449.79	18.50
										RNT	4/1/2015	5,523.44	18.75
347B -0620	Disney Credit Card Services	9/1/2010	8/31/2015	9,884	14,208.25	17.25	11,816.00			RNT	9/1/2012	14,414.17	17.50
										RNT	9/1/2013	14,620.08	17.75
										RNT	9/1/2014	14,826.00	18.00
347B -0640	FMM - The Moscoe Group	9/1/2011	2/28/2017	7,396	11,701.73	18.99	10,580.00			RNT	3/1/2013	11,094.00	18.00
										RNT	3/1/2014	11,248.08	18.25
										RNT	3/1/2015	12,326.67	20.00
										RNT	3/1/2016	12,634.83	20.50
	Additional Space 347B -0640a	9/1/2011	2/28/2017	1,441	2,221.54	18.50				RNT	5/1/2013	2,281.58	19.00
										RNT	5/1/2014	2,341.63	19.50
										RNT	3/1/2015	2,401.66	20.00
										RNT	3/1/2016	2,461.71	20.50
	Additional Space 347B -1230	9/1/2011	9/30/2011	403					744.28				
			Total	9,240	13,923.27		10,580.00		744.28				
347B -0660	Sweeney Wright Wiencek Inc.	8/1/2009	7/31/2012	1,978	2,884.58	17.50	2,363.00						
347B -0670	Twentieth Century Fox Home Ent	8/1/2009	7/31/2014	4,791	7,086.69	17.75	5,747.00			RNT	8/1/2012	7,186.50	18.00
										RNT	8/1/2013	7,286.31	18.25
347B -0680	Buyers Support Group Inc.	1/1/2009	12/31/2016	6,723	10,084.50	18.00	8,057.00			RNT	1/1/2013	10,224.56	18.25
										RNT	1/1/2014	10,364.63	18.50
										RNT	1/1/2015	10,504.69	18.75
										RNT	1/1/2016	10,644.75	19.00

Exhibit E-14

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Page: 14
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Rent Roll
50 South Tenth Street LLC
7/17/2012

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Totals:	Occupied Sqft:	96.62%	11 Units	43,680	72,377.67		49,028.56		744.28				
	Leased/Unoccupied Sqft:		0 Units	0									
	Vacant Sqft:	3.38%	1 Units	1,527									
	Total Sqft:		12 Units	45,207	72,377.67								
	% Leased & Vacant Units/SqFt:	96.62%	1	1,527

Exhibit E-15

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 S Tenth St Skybridge North
7/17/2012

Page: 15
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF

Occupied Suites

347D -NSB1	Wells Reit - 800 Nicollet Aven	11/8/2006	11/30/2006	0			1,268.00

Exhibit E-16

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 S Tenth St Skybridge East
7/17/2012

Page: 16
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Occupied Suites													
347E -ESB1	Y-Q Associates LP	11/8/2006	11/30/2006	0			1,234.00

Exhibit E-17

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 S Tenth St Skybridge South
7/17/2012

Page: 17
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Occupied Suites													
347F -SSB1	Target Corporation	11/8/2006	11/30/2006	0			1,146.00

Exhibit E-18

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 S Tenth St Skybridge West
7/17/2012

Page: 18
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF

Occupied Suites

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
347G -WSB1	St. Thomas University	11/8/2006	11/30/2006	0			1,048.00

Exhibit E-19

Database: FRANKLINPROP
Bldg Status: Active only
FSP 50 South Tenth Street Corp

Rent Roll
50 South Tenth St Delivery Fac
7/17/2012

Page: 19
Date: 7/17/2012
Time: 04:34 PM
Rpt Name: FS_RENTVAC

Bldg Id-Suit Id	Occupant Name	Rent Start Exec Date	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases: Cat	Date	Monthly Amount	PSF
Occupied Suites													
347H -LD01	Target Corporation	11/8/2006	11/30/2006	0			3,208.07						
Total FSP 50 South Tenth Street Corp:													
	Occupied Sqft:	98.67%	50 Units	492,143	749,173.27		566,656.54		17,015.33				
	Leased/Unoccupied Sqft:		0 Units	0									
	Vacant Sqft:	1.33%	5 Units	6,625									
	Total Sqft:		55 Units	498,768	749,173.27								
	% Leased & Vacant Units/SqFt:	98.67%	5	6,625									
Grand Total:													
	Occupied Sqft:	98.67%	50 Units	492,143	749,173.27		566,656.54		17,015.33				
	Leased/Unoccupied Sqft:		0 Units	0									
	Vacant Sqft:	1.33%	5 Units	6,625									
	Total Sqft:		55 Units	498,768	749,173.27								
	% Leased & Vacant Units/SqFt:	98.67%	5	6,625

Exhibit E-20

EXHIBIT “F”

STRUCTURE CHART

Exhibit F-1

FSP 50 South Tenth Street Corp.

(a Delaware corporation that has made an election to be taxed as a Real Estate Investment Trust (REIT)) (FSP 50 South Tenth Street Corp. is a public reporting company (but not a publicly traded company) that files its financial statements and other required disclosure in periodic filings with the U.S. Securities and Exchange Commission (www.sec.gov)

1 Share of Common Stock

100% owned by Franklin Street Properties Corp. ("FSP"). FSP is a Maryland corporation that is a public reporting company whose common stock trades on the NYSE MKT under the symbol "FSP" and that files its financial statements and other required disclosure in periodic filings with the U.S. Securities and Exchange Commission (www.sec.gov)

700 Shares of Preferred Stock

The Preferred Stock was previously offered to "Accredited Investors" in a private placement offering. The corporation's Amended and Restated Certificate of Incorporation authorizes the corporation to issue up to 1,540 shares of Preferred Stock. Accordingly, the corporation has the right to issue up to 840 additional shares of Preferred Stock. No additional shares of Preferred Stock are authorized by the corporation's Amended and Restated Articles of Incorporation, and authorization of any increase in the number of authorized shares or the creation of any new series or class of stock would require the affirmative vote of the holders of 66.67% of the outstanding shares of Preferred Stock.

Exhibit F-2

EXHIBIT “G”

LIST OF APPROVED AFFILIATED CONTRACTS

Asset Management Agreement, dated November 8, 2006, between FSP Property Management LLC and Borrower.

Exhibit G-1

EXHIBIT “H”

FORM OF SNDA

DRAFTED BY:

Target Law Department

Attn: _______________

1000 Nicollet Mall, TPS-3155

Minneapolis, MN 55403

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT (this “Agreement”) is made and entered into as of this _____ day of July, 2012, by and between TARGET CORPORATION, a Minnesota corporation (“Tenant”), whose address is 1000 Nicollet Mall, Minneapolis, Minnesota 55403, Attn: Real Estate Portfolio Management, FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation (“Borrower”), whose address is c/o FSP Property Management LLC, 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and BANK OF AMERICA, N.A., a national banking association, as administrative agent (“Lender”), whose address is ________________________.

PRELIMINARY STATEMENT OF FACTS:

A.     Lender has agreed to make a first mortgage loan (hereinafter referred to as the “Loan”) to Borrower, repayment of which is to be secured by a Mortgage and Security Agreement and Fixture Financing Statement [(if applicable) and an Assignment of Leases and Rents] (hereinafter [collectively] referred to as the “Mortgage”) on certain real estate as more fully described in Exhibit A attached hereto and the improvements thereon (hereinafter referred to as the “Mortgaged Property”).

B.     The Mortgage has been recorded in the office of the Registrar of Titles in the County of Hennepin, State of Minnesota, as Document No. ______________ [(if applicable) and Document No. _______________].

C.     Tenant is the tenant under a lease dated February 29, 2012 (said lease and all amendments thereto being hereinafter referred to as the “Lease”), made by Borrower, as landlord, pursuant to which Tenant has leased a portion of the Mortgaged Property, said portion being more fully described in the Lease and the Memorandum of Lease referred to in Recital D below and hereinafter referred to as the “Premises”.

D.     A Memorandum of Lease evidencing the Lease has been recorded in the office of the Registrar of Titles, County of Hennepin, State of Minnesota as Document No. 4932800.

E.     As a condition precedent to Lender’s disbursement of Loan proceeds, Lender has required that Tenant subordinate the Lease and its interest in the Premises to the lien of the Mortgage.

NOW, THEREFORE, in consideration of the sum of One and 00/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, it is agreed as follows:

Exhibit H-1

1.     SUBORDINATION AND NON-DISTURBANCE. Subject to the provisions of this Agreement, Tenant hereby agrees that the Lease and the rights of Tenant in and to the Premises are subject and subordinate to the Mortgage, and to all amendments, supplements, modifications, renewals and extensions thereof, as fully and with the same effect as if the Mortgage had been duly executed, acknowledged and recorded prior to the execution of the Lease and delivery of possession of the Premises to Tenant; provided, however, that Lender agrees and consents to the terms and provisions of the Lease and agrees that Tenant’s rights and privileges under the Lease, and Tenant’s possession of the Premises, shall not be terminated, diminished or interfered with by Lender in the exercise of any of Lender’s rights under the Mortgage so long as Tenant is not in default under the Lease beyond any applicable notice and cure periods. Lender agrees not to join Tenant as a party defendant in any action or proceeding foreclosing the Mortgage unless such joinder is necessary to foreclose the Mortgage and then only for such purpose and not for the purpose of terminating the Lease. This subordination relates solely to the Mortgage and is not effective with respect to any other lien, including without limitation, any other lien to which the Mortgage is (or later becomes) subordinate. In furtherance of the foregoing, Tenant’s rights and privileges under the Lease shall be senior to those of any other instruments recorded, hereafter recorded or otherwise subordinated to the Mortgage, as if the Lease had not been subordinated to the Mortgage.

2.     ATTORNMENT. If the interest of Borrower in the Premises shall be transferred by reason of foreclosure or other proceedings brought by Lender under the Mortgage, including a deed in lieu of foreclosure, Tenant shall be bound to the successor to Borrower’s interest (hereinafter referred to as “Owner”) under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be exercised in accordance with any option therefor in the Lease, and Tenant does hereby attorn to Owner as Tenant’s landlord, said attornment to be effective and self-operative immediately without the execution of any further instruments on the part of either Tenant or Owner; provided, however, Tenant, upon the written request of Owner, will enter into a separate attornment agreement consistent with this Agreement within twenty-one (21) days after such request. From and after such attornment, Owner shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease as a direct indenture of Lease with the same force and effect as if originally entered into between Tenant and Owner subject to the provisions of Section 5 below; provided, however, neither Lender nor Owner shall be:

a.     personally liable for any damage sustained by Tenant as a result of any act or omission of any prior landlord (including Borrower), which constitutes a default under the Lease incurred by Tenant prior to the date Lender or Owner, as the case may be, becomes the owner of the Mortgaged Property; or

b.     subject to any offsets or defenses as are expressly afforded Tenant under the Lease against any prior landlord (including Borrower), if any, unless Lender has been given written notice thereof and the same time to cure as afforded the landlord under the Lease; or

c.     bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord (including Borrower), unless such prepayment is required under the Lease; or

Exhibit H-2

d.     bound by any material amendment or modification of the Lease, including, without limitation, any thereof which would change the term of the Lease, the fixed rent specified therein, or decrease the size of the Premises, made without Lender’s prior written consent; or

3.     LENDER’S RIGHT TO CURE LEASE DEFAULTS. In the event of a default by Borrower or other occurrence under the Lease that would give rise to an offset against rent payable pursuant to the Lease or a right to terminate the Lease, Tenant will give Lender notice of such default or occurrence at the address of Lender as set forth above and will give Lender such time as is provided to Borrower under the Lease to cure such default or rectify such occurrence. Tenant agrees that, except in the event of an emergency, notwithstanding any provision of the Lease to the contrary, it will not be entitled to terminate the Lease, or to abate or offset against the rent, or to exercise any other right or remedy until Lender has been given notice of default and an opportunity to cure the same as provided herein. The failure of Tenant to give any such notice to Lender shall not be deemed a default hereunder or under the Lease; provided however, that no such notice shall be deemed to have been given or effective as to Lender unless and until such notice is given to Lender in accordance with this Section 3. Lender agrees to give Tenant notice of any acquisition by Lender of Borrower’s interest in the Lease within thirty (30) days after the acquisition thereof.

4.     ASSIGNMENT OF LEASES. Borrower has by an assignment of leases and rents (hereinafter referred to as the “Assignment of Leases”) that is a part of the Mortgage, assigned Borrower’s interest in the rents and payments due under the Lease to Lender as security for repayment of the Loan. If in the future there is a default by Borrower in the performance and observance of the terms of the Mortgage, Lender may, at its option under the Assignment of Leases, require that all rents and other payments due under the Lease be paid directly to Lender by delivering a written notice to Tenant. The Assignment of Leases does not diminish any obligations of Borrower under the Lease or impose any such obligations on Lender.

5.     PAYMENTS TO OWNER OR LENDER. Upon written notification to Tenant from Owner after attornment pursuant to Section 2 above or from Lender after a default under the Mortgage pursuant to Section 4 above, demanding that rent and other payments be made to such party in accordance with such provisions, Borrower hereby authorizes and directs Tenant, notwithstanding any contrary instruction, direction or assertion of Borrower, as landlord under the Lease, and Tenant hereby agrees, to pay to Owner or Lender, as the case may be, all payments due under the terms of the Lease commencing with the month following receipt of such demand from Owner or Lender. As an inducement for Tenant’s agreement to pay as aforesaid, Owner or Lender, as the case may be, agrees to indemnify, defend, protect and hold Tenant harmless from any liability it may suffer as a result of compliance with such party’s written instructions to make such payment. Borrower, as landlord under the Lease, also hereby releases and discharges Tenant of and from any liability under the Lease with respect to any such payments paid to Owner or Lender after Tenant’s receipt of a payment notice and agrees that Tenant shall be entitled to rely on any such payment notice without duty of inquiry and shall be under no duty to controvert or challenge any such notice.

6.     WARRANTIES. Each of Lender, Borrower and Tenant warrants and represents to the other two parties that it has the full capacity, right, power and authority to execute, deliver and perform this Agreement, and all required actions and approvals therefor have been duly taken and obtained.

Exhibit H-3

7.     BORROWER’S INDEMNITY. If Tenant becomes a party to any litigation by reason of Lender’s enforcement of any rights granted by the Mortgage and Tenant is not in default under the terms and conditions of the Lease, Borrower shall indemnify, defend and hold Tenant harmless against any loss, damage, liability (or any claims in respect to the aforementioned), costs or expenses (including without limitation reasonable attorneys’ fees) of whatever nature caused by or resulting from Lender’s enforcement of the rights granted Lender under the Mortgage.

8.     Scope of Mortgage. Neither the Mortgage, the Assignment of Leases nor any other related document shall cover or be construed as subjecting in any manner to the lien thereof, any personal property or trade fixtures at any time furnished or installed by or for Tenant or its subtenants or licensees on the Premises regardless of the manner or mode of attachment thereof.

9.     RELEASE. If Tenant requests in writing that Lender indicate whether the Mortgage has been released, terminated or satisfied, Lender shall respond to such written request within thirty (30) business days of such request. Upon recording in the real property records where the Premises are located of a written full release, satisfaction or reconveyance of the Mortgage authorized by Lender, this Agreement shall automatically terminate without the need for further action.

10.     AMENDMENT. This Agreement may not be modified orally or in any manner other than by a written instrument signed by the parties hereto or their successors in interest.

11.     SUCCESSORS AND ASSIGNS. This Agreement and each and every covenant, agreement and other provision hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, representatives, successors and assigns.

12.     CHOICE OF LAW. This Agreement is made and executed under and in all respects is to be governed by and construed in accordance with the laws of the State where the Premises are located.

13.     CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

14.     NOTICES. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing to the addresses as set forth above, or to such other place any party hereto may designate by at least ten (10) days’ written notice, and such notice shall be deemed to have been given as of the date such notice is (i) delivered to the party intended, (ii) delivered to the current address of the party intended, or (iii) rejected at the current address of the party intended, provided such notice was prepaid.

Exhibit H-4

SIGNATURE PAGE
TO
SUBORDINATION, NON-DISTURBANCE
AND
ATTORNMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

BORROWER:

FSP 50 SOUTH TENTH STREET CORP.,
a Delaware corporation

By: ____________________________
Name: George J. Carter
Title: President

STATE OF

COUNTY

The foregoing instrument was acknowledged before me this 25 day of July, 2012, by George J. Carter as President of FSP 50 SOUTH TENTH STREET CORP. a Delaware corporation, on behalf of the corporation.

Notary Public

Printed Name of Notary Public

My Commission expires:_______________

Exhibit H-5

SIGNATURE PAGE
TO
SUBORDINATION, NON-DISTURBANCE
AND
ATTORNMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

TENANT:

TARGET CORPORATION,
a Minnesota corporation

By:

Name:

Title:

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this ____ day of July, 2012, by _____________________________ as __________________________ of Target Corporation, a Minnesota corporation, on behalf of the corporation.

Notary Public

Printed Name of Notary Public

My Commission expires:_______________

Exhibit H-6

SIGNATURE PAGE
TO
SUBORDINATION, NON-DISTURBANCE
AND
ATTORNMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

LENDER:

BANK OF AMERICA, N.A., a national banking association, as administrative agent

By:

Name:

Title:

STATE OF

COUNTY

The foregoing instrument was acknowledged before me this ____ day of July, 2012, by ________________________ as _____________________________ of BANK OF AMERICA, N.A., a national banking association, as administrative agent, on behalf of the national banking association.

Notary Public

Printed Name of Notary Public

Exhibit H-7

EXHIBIT A

Legal description

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota. Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 2 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930 and as amended by Second Amendment to Reciprocal Easement and Operation Agreement dated November 8, 2006, filed November 9, 2006, as Document No. 4325224. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota corporation by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 3 (9th Street Skyway):

Together with an undivided 50% interest of fee simple ownership, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 4 (10th Street Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 5 (LaSalle Avenue Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 6 (Nicollet Mall Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999, as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 7 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

Exhibit H-8

EXHIBIT “I”

LEASING AND TENANT MATTERS

Borrower and Lenders agree as follows:

1.     Representations Concerning Leases. Borrower represents and warrants as of the date hereof to Administrative Agent and Lenders that Borrower has delivered to Administrative Agent a true and correct copy of all tenant leases and each guarantee thereof (if any), affecting any part of the Improvements, together with an accurate and complete rent roll for the Property, and no such lease or guarantee contains any option to purchase all or any portion of the Property or any interest therein or contains any right of first refusal relating to any sale of the Property or any portion thereof or interest therein.

2.     Delivery of Leasing Information and Documents. Borrower shall provide to Administrative Agent a correct and complete copy of each Lease, including any exhibits, and each guarantee thereof (if any), entered into after the date hereof within ten (10) days after execution thereof. Borrower shall promptly deliver to Administrative Agent such information regarding tenants and prospective tenants or other leasing information as Administrative Agent from time to time may reasonably request and which Borrower has in its possession (subject to any confidentiality obligations) or is reasonably able to obtain or procure.

3.     Compliance and Default. Borrower (a) will observe and perform in all material respects all of the obligations imposed upon the landlord in the Leases and will not voluntarily do anything to impair the security thereof; and (b) will use its best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every material obligation and undertaking of the respective tenants under the Leases in all material respects and will appear in and defend, at Borrower’s sole cost and expense, any action or proceeding arising under, or in any manner connected with, the Leases. Borrower shall promptly furnish to Administrative Agent any written notice of default or termination received by Borrower from any tenant and any written notice of default or termination given by Borrower to such tenant.

Exhibit I-1

EXHIBIT “j”

[intentionally omitted]

Exhibit J-1

exhibit “k”

[intentionally omitted]

Exhibit K-1

EXHIBIT “L”

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between _________________ (the “Assignor”) and ____________________ (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below (the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Guarantees), and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or in any way based on or related to any of the foregoing, including, but not limited to contract claims, tort claims, malpractice claims, statutory claims and all other claims at Law or in equity, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.     Assignor:     ______________________________

2.     Assignee:     ______________________________ [, an Affiliate/Approved Fund of _____________]

3.     Borrower:     ______________________________

4.     Administrative Agent: ______________________, as the administrative agent under the Loan Agreement

5.     Loan Agreement:     The Loan Agreement, dated as of ________, among ____________________________, the Lenders parties thereto, [and] Bank of America, N.A., as Administrative Agent[, and the other agents parties thereto]

6.     Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
$________________	$________________	______________%

Exhibit L-1

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR:

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

[Consented to and] Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[Consented to:]

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

By:
Name:
Title:
Exhibit L-2

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.     Representations and Warranties.

1.1.     Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

1.2.     Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section __ thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision independently and without reliance on the Administrative Agent or any other Lender to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

1.3     Assignee’s Address for Notices, etc. Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

2.     Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this Assignment directly between themselves.

Exhibit L-3

3.     General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the Law of the State of New York.

Exhibit L-4

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION

ADMINISTRATIVE DETAILS

(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

(a)	LIBOR Lending Office:

Assignee name:
Address:
Attention:
Telephone: ( )
Facsimile: ( )
Electronic Mail:

(b)	Domestic Lending Office:

Assignee name:
Address:
Attention:
Telephone: ( )
Facsimile: ( )
Electronic Mail:

(c)	Notice Address:

Assignee name:
Address:
Attention:
Telephone: ( )
Facsimile: ( )
Electronic Mail:

(d)	Payment Instructions:

Account No. __________________________
Attention:
Reference:

Exhibit L-5

EXHIBIT “M”

This Amended and Partially Restated Promissory Note (this “Note”) amends and partially restates the Original Note. “Original Note” means, the Promissory Note made by Borrower (as hereinafter defined) payable to Franklin Street Properties Corp.(“Franklin”) dated December 29, 2011 in the original principal amount of $106,200,000.00 as assigned from Franklin to Lender by that certain Assignment of Mortgage and Other Loan Documents of even date herewith, and as endorsed by Franklin to the order of Lender by that certain Allonge of even date herewith and as partially further assigned to the other lenders (“Other Lenders”) under the Agreement (as defined below). Borrower, Lender and Other Lenders wish to amend and restate the Original Note, and the Original Note is hereby amended and partially restated, in its entirety as set forth below.

AMENDED AND RESTATED PROMISSORY NOTE

$__________________	July 27, 2012

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to BANK OF AMERICA, N.A or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to Borrower under that certain Loan Agreement, dated as of July 27, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Defaults specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Exhibit M-1

Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK’S PRINCIPLES OF CONFLICTS OF LAWS).

THIS NOTE IS NON-RECOURSE AS TO BORROWER, EXCEPT AS PROVIDED OTHERWISE IN THE AGREEMENT.

BORROWER:	FSP 50 SOUTH TENTH STREET CORP.,
a Delaware corporation

By:
Name: George J. Carter
Title: President

Exhibit M-2

EXHIBIT “N”

SCHEDULE OF LENDERS AND OTHER PARTIES

BANK OF AMERICA, N.A., as Administrative Agent:

Notices:

Bank of America, N.A.

225 Franklin Street

MA1-225-02-04

Boston, Massachusetts 02110

Attn:     Israel Lopez

     Telephone: (617) 346-3272
     Facsimile: (617) 346-5025
     Electronic Mail: israel.lopez@baml.com

With a copy to:

Goulston & Storrs, P.C.
400 Atlantic Avenue
Boston, Massachusetts 02110-3333
Attention: James H. Lerner, Esquire
Telephone: (617) 574-3525
Facsimile: (617) 574-7607
Electronic Mail: jlerner@goulstonstorrs.com

Payment Instructions:

Bank of America, N.A.
ABA Number: 026009593
Credit G/L Acct # 1366211723000
Account Name: GA Incoming Wire Account - CRE CD&S
Reference: FSP 50 South Tenth Street - #2485338
Attention: William White; Ph: 404-607-3051

Exhibit N-1

BANK OF AMERICA, N.A., as Lender:

Domestic and LIBOR Lending Office:     Commitment Amount: $60,000,000.00

Bank of America, N.A. Pro Rata Share: 56.5%
225 Franklin Street

MA1-225-02-04

Boston, Massachusetts 02110

Attn: Gerardine Hawe

     Telephone: 617-346-5240
     Facsimile: 617-346-4670
     Electronic Mail: gerardine.hawe@baml.com

Notices:

Bank of America, N.A.

225 Franklin Street

MA1-225-02-04

Boston, Massachusetts 02110

Attn:     Israel Lopez

     Telephone: (617) 346-3272
     Facsimile: (617) 346-5025
     Electronic Mail: israel.lopez@baml.com

With a copy to:

Goulston & Storrs, P.C.
400 Atlantic Avenue
Boston, Massachusetts 02110-3333
Attention: James H. Lerner, Esquire
Telephone: (617) 574-3525
Facsimile: (617) 574-7607
Electronic Mail: jlerner@goulstonstorrs.com

Payment Instructions:

Bank of America, N.A.
ABA Number: 026009593
Credit G/L Acct # 1366211723000
Account Name: GA Incoming Wire Account - CRE CD&S
Reference: FSP 50 South Tenth Street - #2485338
Attention: William White; Ph: 404-607-3051

Exhibit N-2

RBS CITIZENS, NATIONAL ASSOCIATION, as Lender:

Domestic and LIBOR Lending Office:     Commitment Amount: $46,200,000.00

RBS Citizens, National Association Pro Rata Share: 43.5%
RBS Citizens, National Association
28 State Street
MS1410
Boston, Massachusetts 02109
Attention:  Lisa M. Greeley, Senior Vice President

     Telephone: 617-725-5602
     Electronic Mail: lisa.m.greeley@rbscitizens.com

Notices:

RBS Citizens, National Association
28 State Street
MS1410
Boston, Massachusetts 02109
Attention:  Lisa M. Greeley, Senior Vice President

     Telephone: 617-725-5602
     Electronic Mail: lisa.m.greeley@rbscitizens.com

Payment Instructions:

Account No.: 4500000142
Attention: Dave Gregory; Ph: 216-277-0064
Reference: FSP 50 So. Tenth Street

Exhibit N-3

EXHIBIT “O”

SWAP CONTRACTS

1.     Swap Documentation. Within the timeframes required by Administrative Agent and Swap Counterparty, Borrower shall deliver to Swap Counterparty the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Lender and Swap Counterparty: (a) Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. and related schedule in the form agreed upon between Borrower (or its Affiliate) and Swap Counterparty; (b) a confirmation under the foregoing, if applicable; and (c) if Borrower (or its Affiliate) is anything other than a natural person, evidence of due authorization to enter into transactions under the foregoing Swap Contract with Swap Counterparty, together with evidence of due authorization and execution of any Swap Contract; and such other title endorsements, documents, instruments and agreements as Administrative Agent and Swap Counterparty may require to evidence satisfaction of the conditions set forth in this Section.

2.     Conveyance and Security Interest. To secure Borrower’s Obligations, Borrower hereby transfers, assigns and transfers to Administrative Agent, and grants to Administrative Agent a security interest in, all of Borrower’s right, title and interest, but not its obligations, duties or liabilities for any breach, in, under and to the Swap Contract, any and all amounts received by Borrower in connection therewith or to which Borrower is entitled thereunder, and all proceeds of the foregoing.

3.     Cross-Default. It shall be a Default under this Agreement if any Event of Default occurs as defined under any Swap Contract as to which Borrower (or its Affiliate) is the Defaulting Party, or if any Termination Event occurs under any Swap Contract as to which Borrower (or its Affiliate) is an Affected Party. As used in this Section, the terms “Defaulting Party,” “Termination Event” and “Affected Party” have the meanings ascribed to them in the Swap Contract.

4.     Remedies; Cure Rights. In addition to any and all other remedies to which Administrative Agent and Swap Counterparty are entitled at law or in equity, Swap Counterparty shall have the right, to the extent so provided in any Swap Contract or any Master Agreement relating thereto, (a) to declare an Event of Default, termination event or other similar event thereunder and to designate an Early Termination Date as defined under the Master Agreement, and (b) to determine net termination amounts in accordance with the Swap Contract and to setoff amounts between Swap Contracts. Administrative Agent shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower (or its Affiliate) such action as Administrative Agent may at any time determine to be necessary or advisable to cure any default under any Swap Contract or to protect the rights of Borrower (or its Affiliate) or Swap Counterparty thereunder; provided, however, that before the occurrence of a Default under this Agreement, Administrative Agent shall give prior written notice to Borrower before taking any such action. For this purpose, Borrower hereby constitutes Administrative Agent its true and lawful attorney-in-fact with full power of substitution, which power of attorney is coupled with an interest and irrevocable, to exercise, at the election of Administrative Agent, any and all rights and remedies of Borrower (or its Affiliate) under the Swap Contract, including making any

Exhibit O-1

payments thereunder and consummating any transactions contemplated thereby, and to take any action that Administrative Agent may deem proper in order to collect, assert or enforce any claim, right or title, in and to the Swap Contract hereby assigned and conveyed, and generally to take any and all such action in relation thereto as Administrative Agent shall deem advisable. Administrative Agent shall not incur any liability if any action so taken by Administrative Agent or on its behalf shall prove to be inadequate or invalid. Borrower expressly understands and agrees that Administrative Agent is not hereby assuming any duties or obligations of Borrower (or its Affiliate) to make payments to Swap Counterparty under any Swap Contract or under any other Loan Document. Such payment duties and obligations remain the responsibility of Borrower (or its Affiliate) notwithstanding any language in this Agreement.

5.     Continuation After Sale or Refinancing. So long as no Event of Default exists, in the event of a sale or refinancing of the Property, Borrower may elect to continue the Swap Contract after such sale or refinancing provided that, at the time of such sale of refinancing, Borrower shall, either (i) cause the counterparty under such Swap Contract to be replaced with Franklin Street Properties Corp. or another successor counterparty, which successor counterparty shall have a credit quality similar to Borrower, in Administrative Agent’s determination, and otherwise be acceptable to Administrative Agent, or (ii) post cash collateral equal to an amount necessary to support the then-potential credit exposure of the Swap Transaction for the remaining term of the Swap Contract, as determined by Administrative Agent.

6.     Automatic Deduction and Credit.

(a)     At all times when any Swap Contract is in effect, Borrower shall maintain the Checking Account in good standing with Administrative Agent. Borrower hereby grants to Administrative Agent and Swap Counterparty a security interest in the Checking Account, and any other accounts and deposit accounts from which Borrower may from time to time authorize Administrative Agent to debit payments due on the Loan and the Swap Contracts. Borrower is granting this security interest to Administrative Agent and Swap Counterparty for the purpose of securing the Obligations.

(b)     At all times when any Swap Contract is in effect, all monthly payments owed by Borrower under the Note will be automatically deducted on their due dates from the Checking Account. Administrative Agent is hereby authorized to apply the amounts so debited to Borrower’s obligations under the Loan. Notwithstanding the foregoing, Administrative Agent will not automatically deduct the principal payment at maturity from the Checking Account.

(c)     At all times when any Swap Contract is in effect, all payments owed by Borrower (or its Affiliate) under any Swap Contract will be automatically deducted on their due dates from the Checking Account. The preceding sentence includes Borrower’s authorization for Administrative Agent to debit from the Checking Account any monetary obligation owed by Borrower (or its Affiliate) to Swap Counterparty following any Early Termination Date, as defined under the Master Agreement. Swap Counterparty is hereby authorized to apply the amounts so debited to the obligations of Borrower (or its Affiliate) under the applicable Swap Contract.

Exhibit O-2